UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

CARILLON SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-1000

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Reports to Shareholders

Annual Report

and Investment Performance Review for the fiscal year ended October 31, 2021

Equity Funds

Carillon ClariVest Capital Appreciation Fund

Carillon ClariVest International Stock Fund

Carillon Eagle Growth & Income Fund

Carillon Eagle Mid Cap Growth Fund

Carillon Eagle Small Cap Growth Fund

Carillon Scout International Fund

Carillon Scout Mid Cap Fund

Carillon Scout Small Cap Fund

Fixed Income Funds

Carillon Reams Core Bond Fund

Carillon Reams Core Plus Bond Fund

Carillon Reams Unconstrained Bond Fund

Table of Contents

President’s Letter1
Performance Summary and Commentary 2
Growth of a $10,000 Investment 8
Description of Indices11
Investment Portfolios
Carillon ClariVest Capital Appreciation Fund12
Carillon ClariVest International Stock Fund13
Carillon Eagle Growth & Income Fund15
Carillon Eagle Mid Cap Growth Fund15
Carillon Eagle Small Cap Growth Fund17
Carillon Scout International Fund19
Carillon Scout Mid Cap Fund 20
Carillon Scout Small Cap Fund22
Carillon Reams Core Bond Fund23
Carillon Reams Core Plus Bond Fund27
Carillon Reams Unconstrained Bond Fund31

Statements of Assets and Liabilities35
Statements of Operations38
Statements of Changes in Net Assets 41
Financial Highlights44
Notes to Financial Statements53
Report of Independent Registered Public Accounting Firm67
Understanding Your Ongoing Costs69
Renewal of Investment Advisory and Subadvisory Agreements71
Principal Risks74
Trustees and Officers 85

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President’s Letter

Dear Fellow Shareholders:

I hope this letter finds you healthy and well. The annual report of the Carillon Family of Funds for the 12-month period ending October 31, 2021, follows.

Your fund family continues to operate efficiently and effectively as we transition from being physically distanced to a return to working in the office. Assets in the funds continue to maintain their near-historic highs, and we have added a new independent trustee to the fund family’s Board of Trustees.

The past year has seen incredible strength in the global equity markets supported by optimism around ongoing earnings growth and a continued economic recovery. Equity markets proved resilient to the wave of COVID-19 hospitalizations over the summer in the U.S. and abroad.

Markets are at or near all-time highs, and with better growth prospects in place, inflation fears have emerged. The market and U.S. Federal Reserve have taken note of these building pressures - broader drivers of inflation (e.g. commodities) are still moving higher and many pandemic-related price pressures are taking longer than expected to resolve. Market-performance leadership has traded hands between small-and large-caps, growth and value, and international stocks have posted strong returns (though continue to struggle to beat domestic stocks).

Volatility and an increased focus on inflation may force investors to be more selective in choosing the companies that they believe can thrive in this environment. Carillon Fund Managers believe they see opportunity in the current market environment for their research-driven strategies. Carillon’s diverse array of funds, spanning small-cap, mid-cap, large-cap, and international equities, as well as fixed income, can help investors navigate current conditions and build toward long-term plans.

As with all investments, investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the investment objectives, risks, charges, and expenses of any fund before you invest. Contact us at 800.421.4184 or carillontower.com or call your financial professional for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

We are grateful for your continued support of the Carillon Family of Funds and hope we can continue to be a partner in helping you achieve your financial goals.

Sincerely,

Susan Walzer

President

December 17, 2021

This commentary reflects the President’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at carillontower.com.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

1

Performance Summary and Commentary

Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund

Portfolio Managers  |  David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Todd N. Wolter, CFA® of ClariVest Asset Management LLC (“ClariVest”), are Portfolio Co-Managers of the Carillon ClariVest Capital Appreciation Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Pavan, Feng, and Wagner have been Portfolio Co-Managers of the fund since 2013. Mr. Wolter has served as the Fund’s Portfolio Co-Manager since February 2019.

Performance discussion  |  For the fiscal year ended October 31, 2021, the Fund’s Class I shares returned 43.87%, outperforming its benchmark index, the Russell 1000® Growth Index, which returned 43.21%. The Fund outperformed the benchmark primarily due to stock selection in the industrials and information technology sectors. Underweights to consumer staples and real estate also contributed to performance during the period, while the Fund lost ground due to overweight positions in the consumer discretionary and industrials sectors. The post-lockdown global recovery continues, but at a slower pace, as investors have increasingly worried about inflation, slowing corporate profitability and central bank actions (not to mention the ongoing global pandemic!). The delta variant spread rapidly, causing the rollback of reopening in some areas and renewed lockdowns in others. Supply chains were hit particularly hard, adding to growing concerns about input costs and the outlook for economic growth. Stagflation has been a popular term that keeps popping up in commentaries and interviews. Watchers of the U.S. Federal Reserve (Fed) have been keeping a close eye on inflation. The October CPI report is challenging for the Fed with a further broadening of excess inflation pressure including a bounce in autos and energy. The report likely increases the likelihood that the Fed ends up accelerating its Quantitative Easing (“QE”) taper. However, the bar for speeding up tapering is likely high, so it could be premature to jump to the idea that a faster taper is the new base case.

Like all investors, we are trying to forecast the post-pandemic economic landscape. At the moment, it definitely feels like there are more questions than there are answers. It would not surprise anyone to see continued bouts of volatility and corrections. One key risk is that the delta variant (or similar) proves resilient to vaccination or that infection rates escalate during the Northern Hemisphere’s winter. The evidence so far is that vaccinations are effective in preventing serious illness. In addition, booster shots appear to have slowed the rate of new cases. Political risks remain high as concerns over the approaching debt limit grow. A stopgap agreement was reached, funding the government until early December, which alleviated some but certainly not all of the anxiety. This feels like a can-kicking exercise because it is. Both parties know the debt limit must be raised, but neither side wants to bear the burden of being seen as championing more federal debt. We think that while the debt ceiling will be increased, the political drama and brinkmanship between now and then will continue to rattle markets. Low interest rates reduce the rate at which future earnings are discounted, often supporting higher valuation levels (for example: price/earnings). Median market valuations, while off the highs, remain above the long-term averages. Assuming rates rise over time, the valuations are likely to trend lower. This doesn’t mean the market has to plummet, but it raises the importance of valuations as a driver of stock-market returns.

ClariVest’s investment philosophy is built around the idea that due to behavioral biases, investors tend to anchor to the long-term trend, and incorrectly dismiss short-term changes. This is reflected in our signature portfolio characteristics of long-term earnings growth that is typically in-line with the benchmark, but recent earnings growth that is higher than the benchmark. That distinct pattern, combined with discounted fundamentals, is what we refer to as ‘underappreciated growth’. The current situation in growth-value rhymes with our philosophy, in that investors are anchoring to the long-term growth trend but are discounting value’s recent strength, and more importantly the reasons behind it. It gives us considerable confidence in our positioning for the remainder of 2021 and beyond.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Portfolio Managers  |  David R. Vaughn, CFA®, Alex Turner, CFA® , and Gashi Zengeni, CFA®, of ClariVest Asset Management LLC (“ClariVest”), are Portfolio Managers of the Carillon ClariVest International Stock Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund—Mr. Vaughn since its inception, Mr. Turner since 2015, and Ms. Zengeni since March 2021. Ms. Zengeni served as Assistant Portfolio Manager of the Fund from April 2020 to April 2021.

Performance discussion  |  For the fiscal year ended October 31, 2021, the Fund’s Class I shares returned 39.05%,outperforming its benchmark index, the MSCI-EAFE Index, which returned 34.18%. The Fund outrperformed the benchmark primarily due to stock selection in the industrials and financials sectors. Stock selection within countries was strongest within Japan and Germany, while investments in Australia and the Netherlands detracted from performance. Overweight positions in the Netherlands and Denmark contributed to performance, while an underweight position in France and an overweight position in Japan detracted from performance. An underweight to consumer staples and an overweight to information technology helped performance, while an overweight to health care and an underweight to financials tempered returns.

The post-lockdown global recovery continues, but at a slower pace, as investors have increasingly worried about inflation, slowing corporate profitability and central bank actions (not to mention the ongoing global pandemic!). The delta variant spread rapidly, causing the rollback of reopening in some areas and renewed lockdowns in others. Supply chains were hit particularly hard, adding to growing concerns about input costs and the outlook for economic growth. Stagflation has been a popular term that keeps popping up in commentaries and interviews. The price of global oil benchmark (Brent) has surged more than 50% this year, adding to inflationary pressure that could impact the recovery. Natural gas has surged to a record peak in Europe and coal prices from major exporters have also hit all-time highs. OPEC, Russia and other allies (known as OPEC+), chose to stay with a plan to increase output gradually and not boost it faster as the United States and other consumer nations have been urging.

Global markets have been jittery amid focus on China’s regulatory clampdown. China is unmistakably on a path toward greater state involvement with social objectives taking primacy over economic ones. In addition, the world is anxiously watching the Chinese housing market, in the wake of property developer China Evergrande Group’s potential default. According to Bloomberg, China’s economy is vulnerable to falling property prices as real estate and related industries account for almost 30% of China’s GDP (higher than the U.S. at the height of the 2008 bubble). Like all investors, we are trying to forecast the post-pandemic economic landscape. At the moment, it definitely feels like there are more questions than there are answers. It would not surprise anyone to see continued bouts of volatility and corrections. One key risk is that the delta variant (or similar) proves resilient to vaccination or that infection rates escalate during the Northern Hemisphere’s winter. The evidence so far is that vaccinations are effective in preventing serious illness. In addition, booster shots appear to have slowed the rate of new cases.

ClariVest’s investment philosophy is built around the idea that due to behavioral biases, investors tend to anchor to the long-term trend, and incorrectly dismiss short-term changes. This is reflected in our signature portfolio characteristics of long-term earnings growth that is typically in-line with the benchmark, but recent earnings growth that is higher than the benchmark. That distinct pattern, combined with discounted fundamentals, is what we refer to as ‘underappreciated growth’. The current situation in growth-value rhymes with our philosophy, in that investors are anchoring to the long-term growth trend but are discounting value’s recent strength, and more importantly the reasons behind it. It gives us considerable confidence in our positioning for the remainder of 2021 and beyond.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

2

Performance Summary and Commentary

Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund

Portfolio Managers  |  David Blount, CFA®, CPA, Harald Hvideberg, CFA®, and Brad Erwin, CFA® are Portfolio Managers of the Carillon Eagle Growth & Income Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Blount has served as the Fund’s Portfolio Manager since 2011. Mr. Hvideberg has served as the Fund’s Portfolio Manager since 2014. Mr. Erwin has served as the Fund’s Portfolio Manager since July 1, 2019.

Performance discussion  |  For the fiscal year ended October 31, 2021, the Fund’s Class I shares returned 37.83%, underperforming its benchmark index, the S&P 500® Index, which returned 42.91%. The Fund’s performance compared to the benchmark was adversely affected by the market environment. The market’s appreciation was incredibly strong over the past 12 months, taken into account multiple COVID-19 vaccines, easing of consumer restrictions, all while the Federal Reserve continued dovish monetary policy. The fund is fundamentally positioned to outperform over a full market cycle, with excess performance driven on the downside. With the market up nearly 43% over a 12 month period, the PM team was happy to capture 88% of the upside. Specifically, investments in the consumer discretionary, information technology and health care sectors all contributed positively to performance. Negatively, communication services, materials and consumer staples all detracted from performance. Within dividend paying stocks, the fund was heavily over-weight stocks within the quintile 2 and quintile 3 universe; these were the worst-performing amongst all dividend-payers. The fund had almost no exposure to quintile 5, which was the second best-performing amongst dividend-payers, and exposure to the best-performing group (quintile 1) was essentially market weight. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Portfolio Managers  |  Bert L. Boksen, CFA®, Eric Mintz, CFA®, and Christopher Sassouni, D.M.D. are Portfolio Managers of the Carillon Eagle Mid Cap Growth Fund (the “Fund”) and are jointly and primarily responsible for all aspects of the Fund’s management. Mr. Boksen has managed the Fund since its inception, Mr. Mintz has managed the Fund since 2011, and Mr. Sassouni served as an Assistant Portfolio Manager of the Fund from 2006 to September 2020, and has managed the Fund as a Portfolio Manager since September 2020.

Performance discussion  |  For the fiscal year ended October 31, 2021, the Fund’s Class I shares returned 37.68%, underperforming its benchmark index, the Russell Midcap® Growth Index, which returned 39.43%. The Funds’ performance, relative to the benchmark, was adversely affected by stock selection. Mid cap stocks posted remarkable gains across the board during the fiscal year. However, there was some disparity among the two style indexes, as the benchmark Russell Midcap Growth Index (up 39.43%) lagged its Russell Midcap Value Index (up 48.59%) counterpart in what was a sharp reversal from the previous year. Positive vaccine developments and optimistic economic growth prospects in the early stages of the fiscal year resulted in a shift in market leadership that bolstered returns for the more cyclical areas of the market. Returns across the various sectors within Growth were almost entirely positive, with energy (up 97.59%) and real estate (up 92.37%) leading the way. Solid results were also seen within information technology (up 52.65%) and financials (up 46.49%), albeit to a lesser degree. Consumer staples (down 9.66%) held the distinction of being the only sector to post negative absolute returns during the period, while materials (up 6.42%) also provided underwhelming returns on a relative basis.

On a sector basis within the Fund, lagging stock selection within information technology weighed most notably on relative performance, as the Fund’s holdings within the sector failed to keep pace with the impressive returns of their benchmark counterparts, despite posting sizable absolute returns. This was largely in part due to a decline in the market-based valuations of a number of holdings that had materially benefited from the COVID-induced work-from-home environment and subsequently led to the Fund’s outperformance in the previous fiscal year. An additional contributing factor to the underperformance was the decision to avoid a handful of heavily-weighted benchmark stocks in the software industry that have been trading at significant valuations, as the team stuck to its investment philosophy that stresses growth at a reasonable valuation. Weak stock selection within communication services and real estate also detracted in the period. The best performing sector was consumer discretionary, where the team demonstrated strong stock selection specifically within the hotels, restaurants and leisure industry. The Fund’s holdings within the sector had a steady balance of stocks that benefited from a re-opening of the economy as well as those that have experienced an acceleration in their growth rate as a result of the pandemic and continue to execute in the current environment. Stock selection within health care, consumer staples, and materials also provided a source of positive relative returns in the period.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

3

Performance Summary and Commentary

Carillon Eagle Small Cap Growth Fund	Carillon Scout International Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, Eric Mintz, CFA®, and Christopher Sassouni, D.M.D. are Portfolio Managers of the Carillon Eagle Small Cap Growth Fund (the “Fund”) and are jointly and primarily responsible for all aspects of the Fund’s management. Mr. Boksen has managed the Fund since its inception, Mr. Mintz has managed the Fund since 2011, and Mr. Sassouni served as an Assistant Portfolio Manager of the Fund from 2015 to September 2020, and has managed the Fund as a Portfolio Manager since September 2020.

Performance discussion  |  For the fiscal year ended October 31, 2021, the Fund’s Class I shares returned 35.04%, underperforming its benchmark index, the Russell 2000® Growth Index, which returned 38.45%. The Funds’ performance, relative to the benchmark, was adversely affected by stock selection. Small cap stocks posted remarkable gains across the board during the fiscal year. However, there was a rather considerable disparity among the two style indexes, as the benchmark Russell 2000 Growth Index (up 38.45%) significantly lagged its Russell 2000 Value Index (up 64.30%) counterpart in what was a sharp reversal from the previous year. Positive vaccine developments and optimistic economic growth prospects in the early stages of the fiscal year resulted in a shift in market leadership that bolstered returns for the more cyclical areas of the market. Each of the sectors within Growth saw noteworthy returns, with energy (up 182.61%) and industrials (up 60.23%) leading the way. Solid results were also seen within information technology (up 54.63%) and consumer discretionary (up 51.12%), albeit to a lesser degree. Health care (up 14.30%) provided the softest relative returns within the benchmark, led by lackluster returns within the biotechnology (up 4.19%) and pharmaceuticals (down 6.81%) industries.

The Fund lagged these extraordinary gains of the benchmark, most notably during the first quarter of calendar year 2021. This was a specific time period in which the smallest constituents within the benchmark saw the most outsized gains, which proved to be a considerable headwind for the Fund’s relative performance. Despite this challenging period, from that point on the Fund was able to generate above-benchmark returns for the remainder of the fiscal year. On a sector basis within the Fund, weak stock selection within industrials and information technology weighed most notably on relative performance, as the Fund’s holdings within both sectors failed to keep pace with the impressive returns of their benchmark counterparts. Additionally, soft stock selection within health care was a source of underperformance this year, after leading the way throughout the previous fiscal year. Although they comprise a modest portion of the portfolio, the best performing sectors were energy, materials and consumer staples, due to favorable stock selection. A very slight overweight position within energy was an additional source of positive relative returns.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Portfolio Managers  |  Michael D. Stack, CFA®, has served as the Lead Portfolio Manager and Angel M. Lupercio has served as Portfolio Co-Manager of the Carillon Scout International Fund (the “Fund”) since its inception in 2017. Messrs. Stack and Lupercio are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Stack was Assistant Portfolio Manager of the Fund’s predecessor from February 2006 through December 2007; Portfolio Co-Manager of the Fund’s predecessor from April 2012 through March 2014; Co-Lead Portfolio Manager of the Fund’s predecessor from March 2014 through December 2014; and Lead Portfolio Manager of the Fund’s predecessor from 2015 to 2017. Mr. Lupercio served as Portfolio Co-Manager of the Fund’s predecessor from 2015 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2021, the Fund’s Class I shares returned 40.76%, outperforming its benchmark index, the MSCI-EAFE Index, which returned 34.18%. The Fund’s performance, relative to the benchmark, was driven primarily from positive allocation effects. An overweight position to energy and an underweight to utilities benefitted Fund performance, which more than offset the negative impact of an overweight to consumer staples. Stock selection was overall a benefit to performance. Positive stock selection in the communication services and financial sectors, counteracted poor selection within information technology and industrials. Within the communication services sector, stock selection in wireless telecommunication services provided a positive impact on the Fund’s performance. In contrast, within the information technology sector, stock selection in the electronic equipment instruments & components industry detracted from Fund performance. An underweight position in Japan and Spain as well as an overweight position in South Africa relative to the benchmark aided the Fund’s positive return along with stock selection in those same countries. This counteracted the adverse impact of an overweight position in Taiwan along with weak stock selection in Sweden and Australia.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

4

Performance Summary and Commentary

Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund

Portfolio Managers  |  G. Patrick Dunkerley, CFA® has served as the Lead Portfolio Manager and Derek M. Smashey, CFA®, John A. Indellicate II, CFA® and Jason J. Votruba, CFA®, have served as Portfolio Co-Managers of the Carillon Scout Mid Cap Fund (the “Fund”) since its inception in 2017. Messrs. Dunkerley, Smashey, Indellicate and Votruba are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Dunkerley served as Lead Portfolio Manager of the Fund’s predecessor and Mr. Smashey served as Portfolio Co-Manager of the Fund’s predecessor from its inception in 2006 to 2017. Messrs. Indellicate and Votruba served as Portfolio Co-Managers of the Fund’s predecessor from 2011 and 2013, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2021, the Fund’s Class I shares returned 42.67%, underperforming its benchmark index, the Russell Midcap® Index, which returned 45.4%. The Fund’s performance, relative to the benchmark, was adversely affected by stock selection in the real estate, information technology, and health care sectors. However, this was partially counteracted by positive stock selection in the industrials sector. Within the real estate sector, stock selection in the equity real estate investment trusts (REITs) was the primary detractors from performance. In contrast, stock selection in the machinery and electrical equipment industries within the industrials sector contributed positively to the Fund’s performance. The Fund’s performance was negatively impacted from an underweight position in the information technology sector and a small average cash position (0.89%) was a relative drag on performance as indices traded higher. Mid-cap stocks generated very strong gains as the Russell Midcap Index (up 45.40%) lagged its small cap counterpart the Russell 2000 Index (up 50.80%) but outpaced large caps as measured by the Russell 1000 Index (up 43.51%) during the trailing 12-months ended October 31, 2021. Returns were positive across all Mid cap sectors, led by particular strength in energy (up 127.37%), financials (up 70.55%), and real estate (up 59.56%), which were the largest contributors to benchmark returns.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect expenses associated with the management of this account.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Portfolio Managers  |  James R. McBride, CFA®, has served as the Lead Portfolio Manager and Timothy L. Miller, CFA® has served as Portfolio Co-Manager of the Carillon Scout Small Cap Fund (the “Fund”) since its inception in 2017. Messrs. McBride and Miller are jointly and primarily responsible for the day-to-day management of the Fund. Mr. McBride was Portfolio Co-Manager of the Fund’s predecessor from 2010 through 2015 and served as Lead Portfolio Manager of the Fund’s predecessor from 2015 to 2017. Mr. Miller served as Portfolio Co-Manager of the Fund’s predecessor from 2013 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2021, the Fund’s Class I shares returned 45.02%, outperforming its benchmark index, the Russell 2000® Growth Index, which returned 38.45%. The Fund’s performance was impacted positively by stock selection, especially in the Health Care and Communication sectors; however, this was partially offset by negative stock selection in the Industrials, Financials, and Consumer Discretionary sectors. Within the Health Care sector, the Fund benefited from an underweight position and strong stock selection in biotechnology. In contrast, stock selections in electrical equipment, commercial services & supply, and construction & engineering within the Industrials sector detracted from Fund performance. Fund performance was enhanced by an overweight in the Industrials sector, which counteracted the negative impact of a slight overweight position in the Health Care sector.

Small cap stocks posted strong gains during the trailing 12-month period ending October 31, 2021. Value bested growth during the period as the Russell 2000 Value Index was up 64.30%, which vastly outpaced the Russell 2000 Growth Index, which was up 38.45% during the trailing 12-months ended October 31, 2021. Within Growth, all sectors posted positive total returns for the period. Returns varied substantially, led by triple digit returns within nominally-weighted energy (up 187.40%), industrials (up 59.92%), and information technology (up 54.07%).

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

5

Performance Summary and Commentary

Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Stephen T. Vincent, CFA®, Clark W. Holland, CFA® , Jason Hoyer, CFA® and Tilak “Dimitri” Silva, CFA® are Portfolio Co-Managers of the Carillon Reams Core Bond Fund (the “Fund”). Messrs. Egan, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018, and Mr. Silva has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2021. Mr. Egan served as the Lead Portfolio Manager of the Fund’s predecessor and Mr. Thompson served as Portfolio Co-Manager of the Fund’s predecessor from its inception in 2001 to 2017. Messrs. Vincent and Holland served as Portfolio Co-Managers of the Fund’s predecessor from 2009 and 2014, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2021, the Fund’s Class I shares returned (0.95)%, underperforming its benchmark index, the Bloomberg U.S. Aggregate Bond Index, which returned (0.48)%. The fiscal year began with renewed uncertainty prompted by another wave of COVID cases and lockdown measures, along with turmoil surrounding the results of the U.S. presidential election that would ultimately persist into January 2021. This volatile backdrop quickly gave way to unfettered optimism following the announcement of viable COVID vaccines, which reignited a rally in risk assets that continued nearly uninterrupted from November 2020 through October 2021. Along with the vaccine rollout and subsequent reopening of economies, headlines in 2021—at least with respect to fixed income markets—were dominated by the specter of rising interest rates and accelerating inflation. With each passing Consumer Price Index (“CPI”) report, the Federal Reserve’s “transitory” inflation narrative was increasingly called into question, pressure mounted to begin the tapering of quantitative easing bond purchases, and expectations for the Fed’s first rate hike were pulled forward in time. Despite this impending pivot away from ultra-accommodative monetary policy, along with diminished prospects for additional large-scale fiscal stimulus, global supply chain issues, and domestic labor market distortions, the U.S. stock market ended the fiscal year on an exceptionally strong note. The same could not be said for fixed income markets, however, which struggled to find their footing in 2021 within the context of rising risk-free rates, low yields, and narrow credit spreads.

The main detractor from the Fund’s performance relative to the benchmark was yield curve positioning that featured an overweight to the intermediate portion of the curve and an underweight to the long end of the yield curve. This positioning was negatively impacted by the significant flattening of the U.S. Treasury yield curve that occurred from mid-June through October 2021. The Fund’s duration positioning, which was below-index for the majority of the fiscal year, contributed to performance. This below-index duration stance benefitted from the significant increase in U.S. Treasury yields that occurred from November 2020 through March 2021, and again from August through October 2021, but detracted from April through July 2021 when U.S. Treasury yields declined. Sector allocation contributed to relative performance, primarily due to the Fund’s underweight to the underperforming mortgage-backed securities (“MBS”) sector, which was negatively impacted by rising interest rates. An overweight to the outperforming investment-grade corporates sector also contributed, primarily during November and December 2020. A portion of the Fund’s exposure to investment-grade corporate bonds was obtained via index credit default swaps, which contributed to performance. An underweight to the outperforming government-related sector detracted. Security selection contributed, primarily within the investment-grade corporates sector due to outperformance of holdings within airlines and industrials.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Stephen T. Vincent, CFA®, Clark W. Holland, CFA®, Jason Hoyer, CFA® and Tilak “Dimitri” Silva, CFA® are Portfolio Co-Managers of the Carillon Reams Core Plus Bond Fund (the “Fund”). Messrs. Egan, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018, and Mr. Silva has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2021. Mr. Egan served as the Lead Portfolio Manager of the Fund’s predecessor from its inception in 1996 to 2017. Messrs. Thompson, Vincent and Holland served as Co-Portfolio Managers of the Fund’s predecessor from 2000, 2001, 2009 and 2014, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2021, the Fund’s Class I shares returned (0.71)%, underperforming its benchmark index, the Bloomberg U.S. Aggregate Bond Index, which returned (0.48)%. The fiscal year began with renewed uncertainty prompted by another wave of COVID cases and lockdown measures, along with turmoil surrounding the results of the U.S. presidential election that would ultimately persist into January 2021. This volatile backdrop quickly gave way to unfettered optimism following the announcement of viable COVID vaccines, which reignited a rally in risk assets that continued nearly uninterrupted from November 2020 through October 2021. Along with the vaccine rollout and subsequent reopening of economies, headlines in 2021—at least with respect to fixed income markets – were dominated by the specter of rising interest rates and accelerating inflation. With each passing Consumer Price Index (“CPI”) report, the Federal Reserve’s “transitory” inflation narrative was increasingly called into question, pressure mounted to begin the tapering of quantitative easing bond purchases, and expectations for the Fed’s first rate hike were pulled forward in time. Despite this impending pivot away from ultra-accommodative monetary policy, along with diminished prospects for additional large-scale fiscal stimulus, global supply chain issues, and domestic labor market distortions, the U.S. stock market ended the fiscal year on an exceptionally strong note. The same could not be said for fixed income markets, however, which struggled to find their footing in 2021 within the context of rising risk-free rates, low yields, and narrow credit spreads.

The main detractor from the Fund’s performance relative to the benchmark was yield curve positioning that featured an overweight to the intermediate portion of the curve and an underweight to the long end of the yield curve. This positioning was negatively impacted by the significant flattening of the U.S. Treasury yield curve that occurred from mid-June through October 2021. The Fund’s duration positioning, which was below-index for the majority of the fiscal year, contributed to performance. This below-index duration stance benefitted from the significant increase in U.S. Treasury yields that occurred from November 2020 through March 2021, and again from August through October 2021, but detracted from April through July 2021 when U.S. Treasury yields declined. Sector allocation contributed to relative performance, primarily due to the Fund’s modest non-index exposure to high yield corporate bonds, which outperformed during the fiscal year. An underweight to the underperforming mortgage-backed securities (“MBS”) sector, which was negatively impacted by rising interest rates, also contributed. An overweight to the outperforming investment-grade corporates sector contributed as well, primarily during November and December 2020. A portion of the Fund’s exposure to investment-grade corporate bonds was obtained via index credit default swaps, which contributed to performance. An underweight to the outperforming government-related sector detracted. Long exposure to select foreign currencies versus the U.S. dollar, implemented via currency forward contracts, also detracted from relative performance during the third quarter of 2021, as the U.S. dollar rallied. Security selection contributed, primarily within the investment-grade corporates sector due to outperformance of holdings within airlines and industrials.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

6

Performance Summary and Commentary

Carillon Reams Unconstrained Bond Fund

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Stephen T. Vincent, CFA®, Clark W. Holland, CFA®, Jason Hoyer, CFA® and Tilak “Dimitri” Silva, CFA® are Portfolio Co-Managers of the Carillon Reams Unconstrained Bond Fund (the “Fund”). Messrs. Egan, Thompson, Vincent and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018, and Mr. Silva has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2021. Mr. Egan served as the Lead Portfolio Manager of the Fund’s predecessor and Messrs. Thompson and Vincent served as Co-Portfolio Managers of the Fund’s predecessor from its inception in 2011 to 2017. Mr. Holland served as Co-Portfolio Manager of the Fund’s predecessor from 2014 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2021, the Fund’s Class I shares returned 2.08%, outperforming its benchmark index, the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which returned 0.19%. The fiscal year began with renewed uncertainty prompted by another wave of COVID cases and lockdown measures, along with turmoil surrounding the results of the U.S. presidential election that would ultimately persist into January 2021. This volatile backdrop quickly gave way to unfettered optimism following the announcement of viable COVID vaccines, which reignited a rally in risk assets that continued nearly uninterrupted from November 2020 through October 2021. Along with the vaccine rollout and subsequent reopening of economies, headlines in 2021—at least with respect to fixed income markets—were dominated by the specter of rising interest rates and accelerating inflation. With each passing Consumer Price Index (“CPI”) report, the Federal Reserve’s “transitory” inflation narrative was increasingly called into question, pressure mounted to begin the tapering of quantitative easing bond purchases, and expectations for the Fed’s first rate hike were pulled forward in time. Despite this impending pivot away from ultra-accommodative monetary policy, along with diminished prospects for additional large-scale fiscal stimulus, global supply chain issues, and domestic labor market distortions, the U.S. stock market ended the fiscal year on an exceptionally strong note. The same could not be said for fixed income markets, however, which struggled to find their footing in 2021 within the context of rising risk-free rates, low yields, and narrow credit spreads.

The main contributor to the Fund’s performance, relative to the index, was elevated exposure to investment-grade corporate bonds, which outperformed during November and December 2020 as well as the second quarter of 2021. A portion of the Fund’s exposure to investment-grade corporate bonds was obtained via index credit default swaps, which contributed to performance. Exposure to high yield corporate bonds also contributed, primarily from November 2020 through March 2021, after which the Fund’s exposure to the high yield corporate sector was minimal. A tactical position in U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed, as breakeven inflation rates increased during the latter part of 2020 and early part of 2021. Long exposure to select foreign currencies versus the U.S. dollar, implemented via currency forward contracts, contributed as well, primarily during November and December 2020. These gains were partially offset by underperformance of non-U.S. dollar holdings during the third quarter of 2021, as the U.S. dollar rallied. The Fund’s modest exposure to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) also contributed, as holdings in these sectors produced positive total returns. Duration and yield curve positioning were managed dynamically throughout the fiscal year and contributed to relative performance. The Fund’s modest exposure to mortgage-backed securities (“MBS”), which underperformed due to rising interest rates, was the primary detractor.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

7

Growth of a $10,000 Investment

Carillon ClariVest Capital Appreciation Fund from 10/31/11 to 10/31/21 (a)

Carillon ClariVest International Stock Fund from 2/28/13 to 10/31/21 (a)

Carillon Eagle Growth & Income Fund from 10/31/11 to 10/31/21 (a)

Carillon Eagle Mid Cap Growth Fund from 10/31/11 to 10/31/21 (a)

Carillon Eagle Small Cap Growth Fund from 10/31/11 to 10/31/21 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2021, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2021, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

8

Growth of a $10,000 Investment

Carillon Scout International Fund from 10/31/11 to 10/31/21 (a)

Carillon Scout Mid Cap Fund from 10/31/11 to 10/31/21 (a)

Carillon Scout Small Cap Fund from 10/31/11 to 10/31/21 (a)

Carillon Reams Core Bond Fund from 10/31/11 to 10/31/21 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2021, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2021, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

9

Growth of a $10,000 Investment

Carillon Reams Core Plus Bond Fund from 10/31/11 to 10/31/21 (a)

Carillon Reams Unconstrained Bond Fund from 10/31/11 to 10/31/21 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2021, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2021, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

10

Description of Indices

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly called the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

11

Investment Portfolios

10.31.2021

CARILLON CLARIVEST CAPITAL APPRECIATION FUND

COMMON STOCKS—98.8%	Shares	Value
Air freight & logistics—0.3%
GXO Logistics, Inc.*	19,169	$1,702,207

Automobiles—3.6%
Tesla, Inc.*	21,000	23,394,000

Beverages—0.4%
Keurig Dr Pepper, Inc.	69,900	2,522,691

Biotechnology—1.3%
AbbVie, Inc.	75,200	8,623,184

Building products—1.1%
Carrier Global Corp.	129,531	6,765,404

Capital markets—2.1%
Blackstone, Inc.	27,400	3,792,708
The Charles Schwab Corp.	59,000	4,839,770
The Goldman Sachs Group, Inc.	11,400	4,712,190

Chemicals—0.9%
Olin Corp.	103,900	5,920,222

Electrical equipment—1.0%
Generac Holdings, Inc.*	12,700	6,331,712

Electronic equipment, instruments & components—0.7%
Keysight Technologies, Inc.*	25,000	4,500,500

Entertainment—1.2%
Netflix, Inc.*	11,500	7,938,565

Food & staples retailing—2.0%
Costco Wholesale Corp.	13,500	6,635,790
Wal-Mart, Inc.	41,200	6,156,104

Health care equipment & supplies—0.3%
Danaher Corp.	6,000	1,870,620

Health care providers & services—4.0%
CVS Health Corp.	54,100	4,830,048
Laboratory Corp. of America Holdings*	10,900	3,128,518
McKesson Corp.	20,400	4,240,752
UnitedHealth Group, Inc.	29,200	13,445,724

Health care technology—0.7%
Veeva Systems, Inc., Class A*	14,900	4,723,449

Hotels, restaurants & leisure—0.6%
Darden Restaurants, Inc.	28,000	4,035,920

Household durables—1.3%
Lennar Corp., Class A	48,200	4,816,626
PulteGroup, Inc.	77,600	3,731,008

Insurance—0.4%
MetLife, Inc.	45,000	2,826,000

Interactive media & services—8.4%
Alphabet, Inc., Class A*	6,114	18,103,065
Alphabet, Inc., Class C*	4,712	13,973,012
Meta Platforms, Inc., Class A*	68,600	22,196,902

Internet & direct marketing retail—5.7%
Amazon.com, Inc.*	10,900	36,759,487

IT services—8.7%
Accenture PLC, Class A	18,300	6,565,857
Akamai Technologies, Inc.*	32,600	3,437,996
Cloudflare, Inc., Class A*	35,100	6,834,672
EPAM Systems, Inc.*	7,800	5,251,272

COMMON STOCKS—98.8%	Shares	Value
IT services (cont'd)
Global Payments, Inc.	19,800	$ 2,831,202
MasterCard, Inc., Class A	25,030	8,398,066
PayPal Holdings, Inc.*	60,400	14,048,436
Visa, Inc., Class A	40,000	8,470,800

Life sciences tools & services—1.9%
Thermo Fisher Scientific, Inc.	19,500	12,344,865

Machinery—1.1%
Cummins, Inc.	20,200	4,844,768
The Middleby Corp.*	12,900	2,353,476

Media—0.4%
Omnicom Group, Inc.	33,852	2,304,644

Metals & mining—0.3%
United States Steel Corp.	70,000	1,847,300

Multiline retail—1.5%
Target Corp.	37,400	9,709,788

Oil, gas & consumable fuels—0.5%
Marathon Oil Corp.	181,600	2,963,712

Pharmaceuticals—0.9%
Bristol-Myers Squibb Co.	98,900	5,775,760

Professional services—0.3%
ManpowerGroup, Inc.	20,800	2,010,320

Road & rail—0.8%
Old Dominion Freight Line, Inc.	10,900	3,720,715
XPO Logistics, Inc.*	19,200	1,647,360

Semiconductors & semiconductor equipment—11.7%
Advanced Micro Devices, Inc.*	53,700	6,456,351
Broadcom, Inc.	6,700	3,562,189
KLA Corp.	20,200	7,529,752
Lam Research Corp.	9,500	5,353,915
NVIDIA Corp.	100,600	25,720,402
ON Semiconductor Corp.*	38,700	1,860,309
Qorvo, Inc.*	33,700	5,669,351
QUALCOMM, Inc.	57,000	7,583,280
Teradyne, Inc.	59,600	8,239,104
Texas Instruments, Inc.	16,800	3,149,664

Software—18.0%
Adobe, Inc.*	22,900	14,893,244
Crowdstrike Holdings, Inc., Class A*	11,800	3,325,240
Dropbox, Inc., Class A*	116,500	3,552,085
Fortinet, Inc.*	16,700	5,616,878
Microsoft Corp.	178,200	59,094,684
salesforce.com, Inc.*	35,300	10,579,057
SS&C Technologies Holdings, Inc.	71,900	5,713,893
Synopsys, Inc.*	39,300	13,093,974

Specialty retail—6.0%
Advance Auto Parts, Inc.	13,800	3,112,176
AutoNation, Inc.*	14,400	1,744,128
AutoZone, Inc.*	2,700	4,819,068
Dick’s Sporting Goods, Inc.	74,300	9,228,803
Foot Locker, Inc.	38,000	1,811,460
Lowe’s Cos., Inc.	21,600	5,050,512
The Home Depot, Inc.	34,900	12,973,726

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2021

CARILLON CLARIVEST CAPITAL APPRECIATION FUND (cont’d)

COMMON STOCKS—98.8%	Shares	Value
Technology hardware, storage & peripherals—9.6%
Apple, Inc.	395,664	$ 59,270,467
Western Digital Corp.*	43,900	2,295,531

Trading companies & distributors—1.1%
United Rentals, Inc.*	19,000	7,203,090
Total common stocks (cost $253,519,544)		636,379,520

Total investment portfolio (cost $253,519,544)—98.8%		636,379,520

Other assets in excess of liabilities—1.2%		7,714,559

Total net assets—100.0%		$644,094,079

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	48.6%
Consumer discretionary	18.8%
Communication services	10.0%
Health care	9.1%
Industrials	5.7%
Financials	2.5%
Consumer staples	2.4%
Materials	1.2%
Energy	0.5%

CARILLON CLARIVEST INTERNATIONAL STOCK FUND
COMMON STOCKS—91.7%	Shares	Value
Australia—4.6%
BlueScope Steel Ltd.	2,920	$45,628
Commonwealth Bank of Australia	2,280	180,717
National Australia Bank Ltd.	2,624	57,051
Sandfire Resources Ltd.	9,877	41,606
Sonic Healthcare Ltd.	3,814	115,734
Westpac Banking Corp.	4,976	96,808

Austria—0.4%
voestalpine AG	1,317	50,021

Belgium—0.2%
UCB S.A.	223	26,654

Denmark—4.1%
AP Moeller-Maersk A/S, Class B	58	168,081
Danske Bank A/S	1,810	30,628
Novo Nordisk A/S, Class B	1,826	200,230
Pandora A/S	217	30,366
Scandinavian Tobacco Group A/S	2,033	45,683

Finland—2.0%
Nordea Bank Abp	19,161	234,661

France—8.8%
BNP Paribas S.A.	1,280	85,680

COMMON STOCKS—91.7%	Shares	Value
France (cont'd)
Capgemini S.A.	470	$ 109,587
Cie de Saint-Gobain	2,002	138,164
Eiffage S.A.	840	86,457
Fnac Darty S.A.	719	46,679
LVMH Moet Hennessy Louis Vuitton SE	205	160,745
Publicis Groupe S.A.	533	35,782
Rexel S.A.*	1,619	32,180
Sanofi	996	100,043
Sartorius Stedim Biotech	99	54,566
Societe Generale S.A.	2,349	78,466
TotalEnergies SE	2,109	105,608

Germany—9.1%
Bayer AG	937	52,807
Bayerische Motoren Werke AG	860	86,891
Brenntag SE	355	33,774
Daimler AG	2,132	211,628
Deutsche Post AG	2,912	180,274
Deutsche Telekom AG	6,385	118,743
HeidelbergCement AG	976	73,498
Infineon Technologies AG	2,621	122,745
Merck KGaA	820	193,787

Hong Kong—2.5%
ASM Pacific Technology Ltd.	3,500	37,872
CK Hutchison Holdings Ltd.	14,500	97,214
Kerry Properties Ltd.	14,000	39,574
Pacific Basin Shipping Ltd.	158,000	72,918
Xinyi Glass Holdings Ltd.	17,000	47,905

Ireland—0.4%
James Hardie Industries PLC, CDI	1,028	40,386

Israel—0.5%
Teva Pharmaceutical Industries Ltd., Sponsored ADR*	6,700	58,558

Italy—1.2%
Enel SpA	5,675	47,510
Eni SpA	4,223	60,526
Unipol Gruppo SpA	4,788	27,499

Japan—24.0%
AGC, Inc.	3,300	164,326
Arcland Sakamoto Co. Ltd.	1,000	14,958
Canon, Inc.	2,500	56,848
Central Glass Co. Ltd.	1,700	31,657
Cosmo Energy Holdings Co. Ltd.	1,100	22,487
FUJIFILM Holdings Corp.	2,900	224,105
Fujitsu Ltd.	700	120,981
Hirogin Holdings, Inc.	3,400	18,731
Hitachi Ltd.	1,500	86,437
Hitachi Zosen Corp.	3,500	27,443
Hokkaido Electric Power Co., Inc.	4,600	19,117
Honda Motor Co. Ltd.	2,400	70,987
Ibiden Co. Ltd.	800	48,069
Iida Group Holdings Co. Ltd.	5,800	142,996
ITOCHU Corp.	5,400	154,013
Ki-Star Real Estate Co. Ltd.	400	22,351
Marubeni Corp.	10,400	88,247
Mitsubishi Corp.	2,100	66,776
Mitsubishi UFJ Financial Group, Inc.	17,200	94,316
Mizuho Financial Group, Inc.	2,480	32,731

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolios

10.31.2021

CARILLON CLARIVEST INTERNATIONAL STOCK FUND (cont’d)

COMMON STOCKS—91.7%	Shares	Value
Japan (cont'd)
Murata Manufacturing Co. Ltd.	1,200	$ 89,014
NEC Networks & System Integration Corp.	4,000	64,362
Nippon Telegraph & Telephone Corp.	7,900	221,350
Nippon Yusen KK	2,200	158,526
Nomura Holdings, Inc.	10,500	50,006
Olympus Corp.	2,200	47,659
Ricoh Co. Ltd.	5,000	48,689
Sawai Group Holdings Co. Ltd.	900	39,703
Sekisui House Ltd.	4,300	89,400
Seven & i Holdings Co. Ltd.	2,500	104,962
SoftBank Group Corp.	700	37,896
Sony Group Corp.	1,100	127,376
Toyota Motor Corp.	13,500	238,196

Netherlands—5.3%
Aegon N.V.	7,488	37,981
Akzo Nobel N.V.	371	42,634
ASML Holding N.V.	282	229,238
ASR Nederland N.V.	580	27,112
Koninklijke Ahold Delhaize N.V.	2,739	89,107
NN Group N.V.	1,703	91,037
Signify N.V.	1,043	50,540
Stellantis N.V.	2,934	58,576

Norway—0.2%
Austevoll Seafood ASA	1,943	26,306

Singapore—1.7%
DBS Group Holdings Ltd.	5,200	121,513
Yangzijiang Shipbuilding Holdings Ltd.	69,000	72,847

Spain—1.7%
Banco Bilbao Vizcaya Argentaria S.A.	5,888	41,205
Iberdrola S.A.	8,054	95,106
Repsol S.A.	1,729	22,146
Telefonica S.A.	9,202	39,971

Sweden—0.6%
SSAB AB, Class B*	6,687	33,423
Telefonaktiebolaget LM Ericsson, Class B	3,547	38,717

Switzerland—10.7%
Alcon, Inc.	1,912	158,540
Julius Baer Group Ltd.	1,880	135,984
Nestle S.A.	862	113,704
Novartis AG	2,424	200,496
Roche Holding AG	516	199,895
Sonova Holding AG	357	147,931
Swiss Life Holding AG	199	109,165
UBS Group AG	8,430	153,449
Zurich Insurance Group AG	97	42,992

United Kingdom—13.7%
3i Group PLC	7,096	132,518
Anglo American PLC	925	35,190
Ashtead Group PLC	707	59,254
AstraZeneca PLC	1,165	145,743
Barclays PLC	35,418	97,735
Bellway PLC	702	31,852
BP PLC	11,190	53,610
British American Tobacco PLC	2,135	74,265
Coca-Cola Europacific Partners PLC	2,617	137,785
Computacenter PLC	1,905	70,037

COMMON STOCKS—91.7%	Shares	Value
United Kingdom (cont'd)
Ferguson PLC	545	$ 82,003
GlaxoSmithKline PLC	2,155	44,740
Imperial Brands PLC	5,264	111,077
Kingfisher PLC	11,250	51,633
Lloyds Banking Group PLC	72,749	49,788
Redrow PLC	3,419	30,103
Rio Tinto PLC	1,202	74,946
Royal Dutch Shell PLC, Class B	3,248	74,537
Royal Mail PLC	3,106	17,906
SSE PLC	5,185	116,764
Standard Chartered PLC	6,423	43,439
Vodafone Group PLC	49,150	72,440
Total common stocks (cost $9,268,868)		10,773,629

PREFERRED STOCKS—1.8%
Germany—1.8%
Draegerwerk AG & Co. KGaA	155	12,202
Volkswagen AG	901	202,214
Total preferred stocks (cost $180,846)		214,416

EXCHANGE TRADED FUNDS—1.5%
United States—1.5%
iShares MSCI EAFE ETF	2,200	177,078
Total exchange traded funds (cost $177,607)		177,078

Total investment portfolio (cost $9,627,321)—95.0%		11,165,123

Other assets in excess of liabilities—5.0%		588,189

Total net assets—100.0%		$11,753,312

* Non-income producing security

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

CDI—CHESS Depositary Interests

Sector allocation (unaudited)

Sector	Percent of net assets
Financials	17.6%
Industrials	16.3%
Health care	15.3%
Consumer discretionary	13.8%
Information technology	10.7%
Consumer staples	6.0%
Communication services	4.5%
Materials	3.7%
Energy	2.9%
Utilities	2.4%
Exchange traded funds	1.5%
Real estate	0.3%

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2021

CARILLON EAGLE GROWTH & INCOME FUND

COMMON STOCKS—98.1%	Shares	Value
Aerospace & defense—2.9%
Raytheon Technologies Corp.	326,770	$29,036,782

Air freight & logistics—1.6%
United Parcel Service, Inc., Class B	74,852	15,978,656

Banks—9.4%
JPMorgan Chase & Co.	196,395	33,365,547
The PNC Financial Services Group, Inc.	155,727	32,863,069
Truist Financial Corp.	425,813	27,026,351

Beverages—5.5%
PepsiCo, Inc.	150,851	24,377,522
The Coca-Cola Co.	534,154	30,110,261

Biotechnology—2.3%
AbbVie, Inc.	202,643	23,237,073

Capital markets—5.0%
BlackRock, Inc.	32,260	30,436,019
CME Group, Inc.	86,283	19,029,716

Chemicals—3.8%
Eastman Chemical Co.	223,960	23,298,559
PPG Industries, Inc.	89,470	14,366,198

Communications equipment—3.4%
Cisco Systems, Inc.	601,222	33,650,395

Electric utilities—3.1%
NextEra Energy, Inc.	353,921	30,200,079

Electrical equipment—4.5%
Eaton Corp. PLC	139,377	22,963,755
Rockwell Automation, Inc.	66,260	21,163,444

Electronic equipment, instruments & components—2.8%
Corning, Inc.	254,750	9,061,458
TE Connectivity Ltd.	129,602	18,921,892

Equity real estate investment trusts (REITs)—4.7%
Crown Castle International Corp.	112,669	20,314,221
Prologis, Inc.	184,097	26,686,701

Food products—1.4%
Mondelez International, Inc., Class A	230,366	13,992,431

Health care equipment & supplies—4.9%
Abbott Laboratories	84,378	10,875,480
Baxter International, Inc.	171,976	13,579,225
Medtronic PLC	198,930	23,843,750

Health care providers & services—1.7%
UnitedHealth Group, Inc.	36,844	16,965,557

Hotels, restaurants & leisure—3.2%
McDonald’s Corp.	129,379	31,769,013

Household durables—0.8%
Garmin Ltd.	53,454	7,675,994

Household products—1.9%
The Procter & Gamble Co.	133,887	19,144,502

Industrial conglomerates—1.6%
Honeywell International, Inc.	72,183	15,780,647

IT services—3.1%
Automatic Data Processing, Inc.	137,916	30,960,763

COMMON STOCKS—98.1%	Shares	Value
Media—2.2%
Comcast Corp., Class A	416,707	$ 21,431,241

Multiline retail—2.3%
Target Corp.	86,612	22,486,207

Oil, gas & consumable fuels—3.9%
Chevron Corp.	339,961	38,922,135

Pharmaceuticals—4.7%
AstraZeneca PLC, Sponsored ADR	334,521	20,867,420
Merck & Co., Inc.	294,511	25,931,694

Road & rail—2.2%
Union Pacific Corp.	92,046	22,219,904

Semiconductors & semiconductor equipment—7.3%
Broadcom, Inc.	69,782	37,100,996
Texas Instruments, Inc.	188,493	35,338,668

Software—4.8%
Microsoft Corp.	144,583	47,946,614

Specialty retail—3.1%
The Home Depot, Inc.	83,268	30,954,046
Total common stocks (cost $607,323,663)		973,873,985

Total investment portfolio (cost $607,323,663)—98.1%		973,873,985

Other assets in excess of liabilities—1.9%		18,364,010

Total net assets—100.0%		$992,237,995

ADR—American Depositary Receipt

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	21.5%
Financials	14.4%
Health care	13.6%
Industrials	12.8%
Consumer discretionary	9.4%
Consumer staples	8.8%
Real estate	4.7%
Energy	3.9%
Materials	3.8%
Utilities	3.0%
Communication services	2.2%

CARILLON EAGLE MID CAP GROWTH FUND
COMMON STOCKS—99.6%	Shares	Value
Aerospace & defense—1.1%
L3Harris Technologies, Inc.	403,122	$92,935,746

Auto components—0.9%
Aptiv PLC*	475,627	82,231,152

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolios

10.31.2021

CARILLON EAGLE MID CAP GROWTH FUND (cont’d)

COMMON STOCKS—99.6%	Shares	Value
Beverages—2.0%
Constellation Brands, Inc., Class A	452,650	$ 98,139,046
Monster Beverage Corp.*	926,857	78,782,845

Biotechnology—4.2%
Acceleron Pharma, Inc.*	362,248	63,096,357
Alnylam Pharmaceuticals, Inc.*	201,572	32,162,828
Exact Sciences Corp.*	268,380	25,555,143
Horizon Therapeutics PLC*	820,758	98,417,092
Mirati Therapeutics, Inc.*	205,283	38,802,593
Moderna, Inc.*	116,290	40,144,471
Seagen, Inc.*	398,459	70,260,275

Building products—1.3%
Fortune Brands Home & Security, Inc.	1,108,717	112,423,904

Capital markets—6.3%
LPL Financial Holdings, Inc.	1,096,290	179,813,486
MarketAxess Holdings, Inc.	209,400	85,575,498
Moody’s Corp.	220,949	89,296,538
MSCI, Inc.	297,729	197,954,058

Chemicals—2.3%
Albemarle Corp.	505,903	126,713,524
Corteva, Inc.	1,668,187	71,982,269

Commercial services & supplies—4.3%
IAA, Inc.*	1,057,789	63,097,114
Ritchie Bros Auctioneers, Inc.	1,641,456	112,193,517
Waste Connections, Inc.	1,471,284	200,109,337

Construction materials—1.3%
Martin Marietta Materials, Inc.	294,663	115,755,413

Containers & packaging—0.7%
Ball Corp.	700,106	64,045,697

Distributors—2.6%
Pool Corp.	448,562	231,081,200

Electronic equipment, instruments & components—2.6%
Cognex Corp.	1,482,358	129,839,737
Keysight Technologies, Inc.*	559,725	100,761,695

Energy equipment & services—1.3%
Baker Hughes Co.	4,401,458	110,388,567

Entertainment—1.3%
Spotify Technology S.A.*	122,901	35,567,549
Take-Two Interactive Software, Inc.*	444,655	80,482,555

Equity real estate investment trusts (REITs)—1.6%
SBA Communications Corp.	413,625	142,837,121

Health care equipment & supplies—6.6%
Align Technology, Inc.*	96,806	60,442,762
DexCom, Inc.*	112,601	70,174,069
IDEXX Laboratories, Inc.*	211,177	140,673,447
Insulet Corp.*	183,441	56,870,379
Masimo Corp.*	186,512	52,883,613
ResMed, Inc.	256,858	67,530,537
Teleflex, Inc.	71,296	25,448,394
West Pharmaceutical Services, Inc.	243,915	104,854,180

Health care providers & services—2.5%
Amedisys, Inc.*	176,537	29,894,776
Guardant Health, Inc.*	335,487	39,181,527
Laboratory Corp. of America Holdings*	144,428	41,453,724

COMMON STOCKS—99.6%	Shares	Value
Health care providers & services (cont'd)
McKesson Corp.	263,432	$ 54,762,244
Molina Healthcare, Inc.*	175,636	51,939,078

Health care technology—0.6%
Veeva Systems, Inc., Class A*	162,239	51,431,385

Hotels, restaurants & leisure—4.4%
Caesars Entertainment, Inc.*	1,469,043	160,801,447
Chipotle Mexican Grill, Inc.*	70,317	125,096,053
Planet Fitness, Inc., Class A*	659,248	52,443,178
Vail Resorts, Inc.	132,403	45,640,638

Household durables—0.5%
Lennar Corp., Class A	437,611	43,730,467

Interactive media & services—1.9%
Bumble, Inc., Class A*	826,159	43,389,871
Pinterest, Inc., Class A*	2,733,428	122,020,226

IT services—3.3%
FleetCor Technologies, Inc.*	473,581	117,168,675
Global Payments, Inc.	639,082	91,382,335
Shopify, Inc., Class A*	55,711	81,712,995

Life sciences tools & services—4.3%
Agilent Technologies, Inc.	417,143	65,695,851
Avantor, Inc.*	2,252,287	90,947,349
Bio-Techne Corp.	93,967	49,205,820
Charles River Laboratories International, Inc.*	230,359	103,357,476
Repligen Corp.*	215,045	62,470,572

Machinery—0.9%
Westinghouse Air Brake Technologies Corp.	905,909	82,193,124

Pharmaceuticals—0.9%
Zoetis, Inc.	382,676	82,734,551

Professional services—2.7%
Booz Allen Hamilton Holding Corp.	665,315	57,789,261
Clarivate PLC*	2,059,050	48,284,722
TransUnion	1,135,885	130,956,182

Road & rail—1.5%
Old Dominion Freight Line, Inc.	378,010	129,033,714

Semiconductors & semiconductor equipment—6.6%
Advanced Micro Devices, Inc.*	924,763	111,184,255
Enphase Energy, Inc.*	379,301	87,857,491
Marvell Technology, Inc.	1,943,839	133,152,972
Microchip Technology, Inc.	961,244	71,218,568
Monolithic Power Systems, Inc.	116,127	61,020,093
Universal Display Corp.	191,198	35,027,474
Xilinx, Inc.	446,916	80,444,880

Software—20.6%
Anaplan, Inc.*	1,267,652	82,663,587
Coupa Software, Inc.*	195,830	44,590,491
Crowdstrike Holdings, Inc., Class A*	944,784	266,240,131
DocuSign, Inc.*	441,638	122,903,439
Elastic N.V.*	692,692	120,188,989
Fair Isaac Corp.*	142,002	56,545,196
Five9, Inc.*	530,893	83,886,403
PTC, Inc.*	523,916	66,720,703
RingCentral, Inc., Class A*	539,261	131,461,047
ServiceNow, Inc.*	113,319	79,069,465
Splunk, Inc.*	698,684	115,157,097

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2021

CARILLON EAGLE MID CAP GROWTH FUND (cont’d)

COMMON STOCKS—99.6%	Shares	Value
Software (cont'd)
Synopsys, Inc.*	688,709	$ 229,464,065
Tyler Technologies, Inc.*	340,370	184,895,791
UiPath, Inc., Class A*	1,055,171	53,022,343
Workday, Inc., Class A*	259,282	75,186,594
Zendesk, Inc.*	868,891	88,453,104

Specialty retail—4.5%
AutoZone, Inc.*	50,114	89,445,472
Burlington Stores, Inc.*	422,183	116,644,941
Floor & Decor Holdings, Inc., Class A*	719,154	97,747,412
Ulta Beauty, Inc.*	238,575	87,642,912

Textiles, apparel & luxury goods—1.4%
Lululemon Athletica, Inc.*	267,074	124,459,155

Trading companies & distributors—2.6%
United Rentals, Inc.*	302,220	114,574,624
W.W. Grainger, Inc.	245,139	113,526,322
Total common stocks (cost $4,612,656,197)		8,728,435,965

Total investment portfolio (cost $4,612,656,197)—99.6%		8,728,435,965

Other assets in excess of liabilities—0.4%		31,040,803

Total net assets—100.0%		$8,759,476,768

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	33.1%
Health care	19.1%
Industrials	14.4%
Consumer discretionary	14.3%
Financcials	6.3%
Materials	4.3%
Communication services	3.2%
Consumer staples	2.0%
Real estate	1.6%
Energy	1.3%

CARILLON EAGLE SMALL CAP GROWTH FUND
COMMON STOCKS—99.0%	Shares	Value
Aerospace & defense—0.3%
AeroVironment, Inc.*	74,638	$6,650,992

Banks—0.4%
First Financial Bankshares, Inc.	175,080	8,880,058

Beverages—1.5%
Celsius Holdings, Inc.*	362,076	34,947,576

Biotechnology—12.2%
Aldeyra Therapeutics, Inc.*	830,888	7,561,081
Arrowhead Pharmaceuticals, Inc.*	298,814	19,070,310

COMMON STOCKS—99.0%	Shares	Value
Biotechnology (cont'd)
Biohaven Pharmaceutical Holding Co. Ltd.*	194,526	$ 27,684,940
Blueprint Medicines Corp.*	229,997	25,872,363
BridgeBio Pharma, Inc.*	192,534	9,507,329
CareDx, Inc.*	138,438	7,060,338
Denali Therapeutics, Inc.*	90,808	4,390,567
Dicerna Pharmaceuticals, Inc.*	413,048	8,595,529
Editas Medicine, Inc.*	63,335	2,325,661
Fate Therapeutics, Inc.*	116,600	6,273,080
Halozyme Therapeutics, Inc.*	671,432	25,561,416
Horizon Therapeutics PLC*	256,535	30,761,112
Insmed, Inc.*	507,252	15,293,648
Intellia Therapeutics, Inc.*	135,815	18,060,679
Invitae Corp.*	263,584	6,984,976
Karuna Therapeutics, Inc.*	139,823	19,628,353
Kodiak Sciences, Inc.*	98,020	11,477,162
Kura Oncology, Inc.*	432,017	7,093,719
Natera, Inc.*	116,365	13,331,938
TG Therapeutics, Inc.*	265,952	8,303,021
Turning Point Therapeutics, Inc.*	212,587	8,839,367
Verastem, Inc.*	820,674	2,133,752

Building products—0.9%
Trex Co., Inc.*	205,308	21,844,771

Capital markets—3.9%
LPL Financial Holdings, Inc.	312,125	51,194,743
PJT Partners, Inc., Class A	502,508	41,100,129

Chemicals—3.1%
Quaker Houghton	291,898	71,760,204

Commercial services & supplies—5.4%
Casella Waste Systems, Inc., Class A*	125,000	10,840,000
IAA, Inc.*	439,401	26,210,270
MSA Safety, Inc.	126,334	19,332,892
Ritchie Bros Auctioneers, Inc.	950,559	64,970,708
The Brink’s Co.	73,187	5,041,120

Communications equipment—0.4%
Lumentum Holdings, Inc.*	106,113	8,762,812

Construction materials—1.8%
Summit Materials, Inc., Class A*	1,155,368	41,188,869

Diversified consumer services—0.6%
Chegg, Inc.*	222,430	13,221,239

Electrical equipment—1.0%
Thermon Group Holdings, Inc.*	1,324,778	22,892,164

Electronic equipment, instruments & components—1.9%
Cognex Corp.	266,344	23,329,071
II-VI, Inc.*	362,773	21,951,394

Equity real estate investment trusts (REITs)—1.8%
EastGroup Properties, Inc.	214,057	42,336,193

Food & staples retailing—0.8%
Casey’s General Stores, Inc.	94,950	18,186,723

Food products—1.9%
The Simply Good Foods Co.*	1,130,857	44,838,480

Health care equipment & supplies—4.3%
AtriCure, Inc.*	340,313	25,543,894
CONMED Corp.	216,584	31,681,907
CryoPort, Inc.*	227,600	18,558,504

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolios

10.31.2021

CARILLON EAGLE SMALL CAP GROWTH FUND (cont’d)

COMMON STOCKS—99.0%	Shares	Value
Health care equipment & supplies (cont'd)
Merit Medical Systems, Inc.*	132,965	$ 8,943,226
STAAR Surgical Co.*	138,506	16,407,421

Health care providers & services—2.7%
Apollo Medical Holdings, Inc.*	147,908	10,150,926
Owens & Minor, Inc.	283,440	10,169,827
Progyny, Inc.*	433,664	26,639,979
Tenet Healthcare Corp.*	134,644	9,648,589
The Ensign Group, Inc.	92,956	7,251,498

Health care technology—4.1%
Evolent Health, Inc., Class A*	1,346,483	39,411,557
Inspire Medical Systems, Inc.*	93,506	25,207,348
Omnicell, Inc.*	184,435	32,857,095

Hotels, restaurants & leisure—9.4%
Everi Holdings, Inc.*	3,456,860	82,964,640
Penn National Gaming, Inc.*	541,223	38,751,567
Planet Fitness, Inc., Class A*	344,488	27,404,020
Rush Street Interactive, Inc.*	1,585,105	31,908,164
Wingstop, Inc.	230,271	39,714,839

Household durables—1.7%
Universal Electronics, Inc.* (b)	948,472	39,058,077

Insurance—0.7%
Kinsale Capital Group, Inc.	83,818	15,686,539

IT services—1.4%
EVO Payments, Inc., Class A*	770,612	16,706,868
TaskUS, Inc., Class A* (a)	300,952	17,425,121

Life sciences tools & services—2.0%
Medpace Holdings, Inc.*	88,797	20,116,960
NeoGenomics, Inc.*	562,869	25,891,974

Machinery—7.1%
Chart Industries, Inc.*	373,215	66,253,127
Graco, Inc.	238,416	17,924,115
John Bean Technologies Corp.	240,184	35,487,186
Woodward, Inc.	426,228	48,142,452

Oil, gas & consumable fuels—1.5%
Viper Energy Partners LP	1,548,390	34,141,999

Personal products—0.5%
The Beauty Health Co.*	416,148	11,431,586

Pharmaceuticals—0.6%
Arvinas, Inc.*	172,888	14,968,643

Professional services—0.3%
Upwork, Inc.*	170,678	8,042,347

Road & rail—2.3%
Landstar System, Inc.	310,185	54,533,625

Semiconductors & semiconductor equipment—7.7%
CMC Materials, Inc.	240,836	30,916,117
Entegris, Inc.	443,252	62,401,017
Lattice Semiconductor Corp.*	512,465	35,585,570
Silicon Laboratories, Inc.*	279,844	52,823,353

Software—11.5%
Alkami Technology, Inc.*	255,746	7,672,380
Asana, Inc., Class A*	321,165	43,614,207
Blackline, Inc.*	77,067	9,777,490
Digital Turbine, Inc.*	151,981	13,079,485

COMMON STOCKS—99.0%	Shares	Value
Software (cont'd)
Everbridge, Inc.*	344,819	$ 54,933,115
Pegasystems, Inc.	434,576	51,592,863
PROS Holdings, Inc.*	419,603	12,588,090
Q2 Holdings, Inc.*	275,000	21,576,500
Rapid7, Inc.*	127,546	16,421,547
Sprout Social, Inc., Class A*	273,448	34,913,841
Sumo Logic, Inc.*	205,948	3,556,722

Specialty retail—3.3%
Floor & Decor Holdings, Inc., Class A*	264,802	35,991,888
MarineMax, Inc.*	784,832	40,646,449
Total common stocks (cost $1,243,394,818)		2,322,407,003

HOLDING COMPANIES—0.8%
Holding companies-diversified—0.8%
Fast Acquisition Corp., Class A* (a) (b)	1,549,802	20,193,920
Total holding companies (cost $17,467,514)		20,193,920

MONEY MARKET FUNDS—1.0%
First American Government Obligations Fund—Class X, 0.03%#	22,485,811	22,485,811
Total money market funds (cost $22,485,811)		22,485,811

Total investment portfolio (cost $1,283,348,143)—100.8%		2,365,086,734

Liabilities in excess of other assets—(0.8)%		(18,438,275)

Total net assets—100.0%		$2,346,648,459

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total fair market value of loaned securities was $21,591,563 or 0.9% of net assets as of the date of this report.

(b) Affiliated issuer. See Note 4 in the Notes to Financial Statements.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Health care	26.0%
Information technology	23.0%
Industrials	17.4%
Consumer discretionary	14.9%
Financials	5.0%
Materials	4.8%
Consumer staples	4.7%
Real estate	1.8%
Energy	1.4%
Money market funds	1.0%
Diversified	0.8%

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2021

CARILLON SCOUT INTERNATIONAL FUND

COMMON STOCKS—93.1%	Shares	Value
Australia—2.9%
BHP Group Ltd., Sponsored ADR (a)	131,178	$7,193,802
CSL Ltd.	31,457	7,157,710

Canada—3.2%
Enbridge, Inc.	158,359	6,628,908
Great-West Lifeco, Inc.	315,439	9,280,166

Denmark—1.7%
Novo Nordisk A/S, Sponsored ADR	74,738	8,230,896

France—10.8%
Air Liquide S.A.	39,631	6,616,721
AXA S.A.	339,501	9,877,122
BNP Paribas S.A.	129,925	8,696,839
Dassault Systemes SE	75,459	4,406,620
Kering S.A.	10,036	7,532,386
L’Oreal S.A.	13,233	6,053,512
TotalEnergies SE	191,912	9,610,008

Germany—11.8%
Allianz SE, Unsponsored ADR (a)	415,270	9,642,570
BASF SE	92,054	6,625,478
Continental AG*	58,657	6,896,404
Fresenius SE & Co. KGaA	156,687	7,122,030
Muenchener Rueckversicherungs-Gesellschaft AG	25,155	7,448,074
SAP SE, Sponsored ADR (a)	49,930	7,228,865
Siemens AG	37,033	6,020,912
Siemens Energy AG*	210,539	6,042,609
Vitesco Technologies Group AG*	11,731	672,629

Hong Kong—0.8%
AAC Technologies Holdings, Inc.	906,248	3,917,000

Ireland—2.4%
Kerry Group PLC, Class A	36,072	4,841,292
Ryanair Holdings PLC, Sponsored ADR*	60,726	6,893,008

Japan—15.2%
Astellas Pharma, Inc.	461,024	7,772,302
FANUC Corp.	23,324	4,609,317
JGC Holdings Corp.	905,181	8,506,267
Komatsu Ltd.	267,194	6,998,164
Kubota Corp.	367,698	7,833,075
Nitto Denko Corp.	105,061	8,209,484
ORIX Corp.	418,120	8,310,681
Pan Pacific International Holdings Corp.	419,704	8,812,481
SYSMEX Corp.	42,515	5,271,474
Tokyo Electron Ltd.	18,272	8,515,357

Mexico—3.3%
Grupo Financiero Banorte S.A.B. de C.V., Class O	1,441,456	9,111,671
Wal-Mart de Mexico S.A.B. de C.V., Sponsored ADR	204,368	7,140,618

Norway—1.8%
DNB Bank ASA	371,890	8,849,747

Singapore—1.3%
Singapore Telecommunication Ltd.	3,379,107	6,269,044

South Africa—1.5%
MTN Group Ltd.*	839,154	7,524,803

Spain—1.9%
Banco Bilbao Vizcaya Argentaria S.A.	1,298,934	9,090,131

Sweden—3.3%
Essity AB, Class B	254,780	8,252,756

COMMON STOCKS—93.1%	Shares	Value
Sweden (cont'd)
Sandvik AB	312,222	$ 7,917,549

Switzerland—10.3%
ABB Ltd.	205,236	6,789,871
Adecco Group AG	141,809	7,144,346
Coca-Cola HBC AG	220,252	7,633,983
Givaudan S.A.	1,343	6,328,132
Nestle S.A., Sponsored ADR	60,228	7,939,255
Novartis AG, Sponsored ADR	83,177	6,883,728
Roche Holding AG	20,161	7,810,254

Taiwan—3.0%
Largan Precision Co. Ltd.	85,500	6,371,394
MediaTek, Inc.	259,930	8,554,997

Turkey—1.3%
Turkiye Petrol Rafinerileri AS*	453,370	6,524,459

United Kingdom—11.7%
Compass Group PLC*	360,555	7,651,209
Diageo PLC, Sponsored ADR	38,264	7,640,173
London Stock Exchange Group PLC	90,906	8,849,133
Next PLC	67,558	7,363,113
Reckitt Benckiser Group PLC	106,292	8,629,085
Royal Dutch Shell PLC, Class B, Sponsored ADR	208,257	9,546,501
WPP PLC	539,323	7,795,792

United States—4.9%
Aflac, Inc.	171,445	9,201,453
Credicorp Ltd.	59,767	7,749,389
Mettler-Toledo International, Inc.*	4,859	7,195,596
Total common stocks (cost $256,449,085)		457,232,345

PREFERRED STOCKS—4.8%
Colombia—1.6%
Bancolombia S.A., Sponsored ADR	218,442	7,848,621

Germany—3.2%
Henkel AG & Co. KGaA, Sponsored ADR (a)	266,253	5,993,355
Volkswagen AG	42,412	9,518,612
Total preferred stocks (cost $13,485,789)		23,360,588

MONEY MARKET FUNDS—3.0%
First American Government Obligations Fund—Class X, 0.03%#	14,868,593	14,868,593
Total money market funds (cost $14,868,593)		14,868,593

Total investment portfolio (cost $284,803,467)—100.9%		495,461,526

Liabilities in excess of other assets—(0.9)%		(4,569,631)

Total net assets—100.0%		$490,891,895

ADR—American Depositary Receipt

(a) All or a portion of this security was on loan as of the date of this report. The total fair market value of loaned securities was $14,285,703 or 2.9% of net assets as of the date of this report.

* Non-income producing security

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolios

10.31.2021

CARILLON SCOUT INTERNATIONAL FUND (cont’d)

Sector allocation (unaudited)

Sector	Percent of net assets
Financials	23.2%
Industrials	14.0%
Consumer staples	13.1%
Health care	11.7%
Consumer discretionary	9.9%
Information technology	7.9%
Materials	7.1%
Energy	6.6%
Communication services	4.4%
Money market funds	3.0%

CARILLON SCOUT MID CAP FUND
COMMON STOCKS—99.6%	Shares	Value
Aerospace & defense—2.3%
BWX Technologies, Inc.	392,411	$22,265,400
Hexcel Corp.*	194,971	11,062,655
Huntington Ingalls Industries, Inc.	97,792	19,825,372
L3Harris Technologies, Inc.	121,474	28,004,616
Textron, Inc.	442,114	32,650,119

Auto components—0.8%
Aptiv PLC*	115,524	19,972,945
Lear Corp.	104,052	17,881,336

Automobiles—0.1%
Thor Industries, Inc.	40,195	4,098,282

Banks—3.3%
Citizens Financial Group, Inc.	329,021	15,589,015
Signature Bank	231,772	69,026,337
SVB Financial Group*	72,994	52,365,895
Synovus Financial Corp.	529,164	24,653,751

Beverages—0.1%
Monster Beverage Corp.*	73,451	6,243,335

Biotechnology—4.7%
BioMarin Pharmaceutical, Inc.*	343,843	27,242,681
Exelixis, Inc.*	1,051,708	22,622,239
Horizon Therapeutics PLC*	1,000,009	119,911,079
Neurocrine Biosciences, Inc.*	207,689	21,892,497
Vertex Pharmaceuticals, Inc.*	201,788	37,316,655

Building products—1.1%
Carrier Global Corp.	530,105	27,687,384
Owens Corning	269,601	25,183,430

Capital markets—1.4%
Cboe Global Markets, Inc.	44,384	5,856,025
Evercore, Inc., Class A	308,953	46,911,423
MarketAxess Holdings, Inc.	23,575	9,634,395
MSCI, Inc.	9,028	6,002,537

Chemicals—2.7%
Albemarle Corp.	81,975	20,532,278
CF Industries Holdings, Inc.	275,356	15,640,221

COMMON STOCKS—99.6%	Shares	Value
Chemicals (cont'd)
Huntsman Corp.	829,876	$ 27,037,360
The Mosaic Co.	934,157	38,832,907
The Scotts Miracle-Gro Co.	29,381	4,361,903
Westlake Chemical Corp.	271,726	26,449,809

Commercial services & supplies—0.5%
Copart, Inc.*	83,902	13,029,141
IAA, Inc.*	216,604	12,920,429

Communications equipment—1.2%
Arista Networks, Inc.*	92,297	37,813,158
Lumentum Holdings, Inc.*	278,774	23,021,157

Construction & engineering—1.5%
Quanta Services, Inc.	592,623	71,873,317

Construction materials—2.0%
Eagle Materials, Inc.	213,324	31,648,749
Martin Marietta Materials, Inc.	85,706	33,668,745
Vulcan Materials Co.	165,582	31,480,450

Consumer finance—1.7%
Ally Financial, Inc.	767,200	36,626,128
Discover Financial Services	285,109	32,308,552
Upstart Holdings, Inc.*	42,423	13,661,903

Distributors—0.4%
LKQ Corp.*	388,683	21,408,660

Diversified financial services—0.5%
Voya Financial, Inc.	360,779	25,171,551

Electric utilities—1.3%
Evergy, Inc.	980,745	62,522,494

Electrical equipment—1.5%
Eaton Corp. PLC	56,850	9,366,606
Generac Holdings, Inc.*	134,290	66,951,622

Electronic equipment, instruments & components—0.8%
Zebra Technologies Corp., Class A*	71,047	37,935,546

Energy equipment & services—3.1%
Baker Hughes Co.	5,692,879	142,777,405
ChampionX Corp.*	335,786	8,807,667

Entertainment—2.3%
Live Nation Entertainment, Inc.*	289,476	29,280,498
Roku, Inc.*	48,076	14,658,372
Spotify Technology S.A.*	140,295	40,601,373
Zynga, Inc., Class A*	3,622,335	26,732,832

Equity real estate investment trusts (REITs)—6.1%
Agree Realty Corp.	327,602	23,279,398
Americold Realty Trust	198,034	5,836,062
EastGroup Properties, Inc.	186,857	36,956,577
Healthcare Realty Trust, Inc.	1,395,475	46,134,404
Host Hotels & Resorts, Inc.*	912,878	15,363,737
Mid-America Apartment Communities, Inc.	305,243	62,333,673
STAG Industrial, Inc.	2,570,083	111,875,713

Food & staples retailing—1.1%
Casey’s General Stores, Inc.	189,634	36,322,496
The Kroger Co.	427,840	17,122,157

Food products—3.5%
Darling Ingredients, Inc.*	1,144,575	96,739,479
Lamb Weston Holdings, Inc.	261,668	14,771,159

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2021

CARILLON SCOUT MID CAP FUND (cont’d)

COMMON STOCKS—99.6%	Shares	Value
Food products (cont'd)
The Hain Celestial Group, Inc.*	1,319,407	$ 59,201,792

Health care equipment & supplies—3.8%
ABIOMED, Inc.*	90,620	30,089,465
Align Technology, Inc.*	41,549	25,941,949
DexCom, Inc.*	27,190	16,945,080
Edwards Lifesciences Corp.*	90,208	10,808,722
IDEXX Laboratories, Inc.*	24,564	16,363,063
Insulet Corp.*	81,810	25,362,736
Masimo Corp.*	57,472	16,295,611
Novocure Ltd.*	23,863	2,447,628
NuVasive, Inc.*	447,119	23,858,270
Teleflex, Inc.	52,882	18,875,701

Health care providers & services—2.5%
AmerisourceBergen Corp.	388,839	47,446,135
Henry Schein, Inc.*	396,889	30,302,475
Molina Healthcare, Inc.*	151,360	44,760,179

Health care technology—0.6%
Omnicell, Inc.*	73,481	13,090,640
Veeva Systems, Inc., Class A*	54,027	17,127,099

Hotels, restaurants & leisure—2.3%
Chipotle Mexican Grill, Inc.*	12,085	21,499,577
Darden Restaurants, Inc.	102,106	14,717,559
Expedia Group, Inc.*	55,330	9,096,805
Royal Caribbean Cruises Ltd.*	514,531	43,441,852
Texas Roadhouse, Inc.	218,848	19,435,891
Vail Resorts, Inc.	8,705	3,000,701

Household durables—1.2%
D.R. Horton, Inc.	380,865	33,999,819
Garmin Ltd.	177,060	25,425,816

Insurance—4.6%
Arch Capital Group Ltd.*	1,233,903	51,601,824
Brown & Brown, Inc.	571,010	36,036,441
Everest Re Group Ltd.	116,438	30,448,537
Lincoln National Corp.	528,016	38,096,354
The Hartford Financial Services Group, Inc.	300,154	21,890,231
White Mountains Insurance Group Ltd.	44,848	47,314,192

Interactive media & services—1.3%
IAC/InterActiveCorp*	40,430	6,160,319
Match Group, Inc.*	145,352	21,916,174
Pinterest, Inc., Class A*	87,034	3,885,198
Twitter, Inc.*	443,455	23,742,581
Vimeo, Inc.*	306,685	10,344,485

Internet & direct marketing retail—0.8%
eBay, Inc.	111,297	8,538,706
Etsy, Inc.*	130,333	32,673,180

IT services—2.3%
DXC Technology Co.*	830,609	27,052,935
Euronet Worldwide, Inc.*	48,765	5,470,946
Gartner, Inc.*	122,420	40,632,422
Twilio, Inc., Class A*	133,537	38,907,340

Leisure products—0.8%
Brunswick Corp.	58,717	5,465,966
Polaris, Inc.	184,314	21,186,894
YETI Holdings, Inc.*	111,268	10,940,982

COMMON STOCKS—99.6%	Shares	Value
Machinery—3.2%
AGCO Corp.	226,231	$ 27,647,690
Chart Industries, Inc.*	164,167	29,142,926
Parker-Hannifin Corp.	79,276	23,512,469
Pentair PLC	416,903	30,838,315
The Timken Co.	290,488	20,610,124
Xylem, Inc.	202,626	26,460,929

Metals & mining—2.3%
Alcoa Corp.	320,105	14,708,825
Freeport-McMoRan, Inc.	881,518	33,250,859
Hecla Mining Co.	4,064,356	23,491,977
Kirkland Lake Gold Ltd.	692,799	29,215,334
Nucor Corp.	92,237	10,298,261

Multiline retail—0.6%
Dollar General Corp.	125,068	27,705,063

Multi-utilities—3.1%
CenterPoint Energy, Inc.	2,694,287	70,159,233
CMS Energy Corp.	478,003	28,847,481
WEC Energy Group, Inc.	609,560	54,896,974

Oil, gas & consumable fuels—6.2%
Devon Energy Corp.	2,724,115	109,182,529
EOG Resources, Inc.	675,191	62,428,160
EQT Corp.*	244,199	4,862,002
Hess Corp.	380,471	31,415,490
Marathon Petroleum Corp.	292,404	19,278,196
Pioneer Natural Resources Co.	429,668	80,339,323

Professional services—1.5%
Booz Allen Hamilton Holding Corp.	198,674	17,256,824
CoStar Group, Inc.*	309,518	26,634,024
Robert Half International, Inc.	252,864	28,591,332

Real estate management & development—0.6%
eXp World Holdings, Inc.	587,582	30,319,231

Road & rail—1.0%
AMERCO	32,771	24,151,899
Knight-Swift Transportation Holdings, Inc.	418,108	23,702,543

Semiconductors & semiconductor equipment—6.5%
Enphase Energy, Inc.*	267,364	61,929,523
KLA Corp.	172,320	64,234,003
Monolithic Power Systems, Inc.	38,992	20,488,736
NXP Semiconductors N.V.	53,429	10,731,749
ON Semiconductor Corp.*	479,384	23,043,989
Skyworks Solutions, Inc.	245,479	41,026,905
SolarEdge Technologies, Inc.*	83,498	29,615,071
Teradyne, Inc.	371,208	51,315,794
Universal Display Corp.	102,063	18,697,942

Software—5.9%
AppLovin Corp., Class A*	101,329	9,955,574
C3.ai, Inc., Class A* (a)	321,742	14,516,999
Cadence Design Systems, Inc.*	33,550	5,807,841
Crowdstrike Holdings, Inc., Class A*	142,395	40,126,911
DocuSign, Inc.*	131,821	36,684,466
Paycom Software, Inc.*	24,858	13,618,455
Splunk, Inc.*	292,763	48,253,198
Teradata Corp.*	1,104,091	62,447,387
The Trade Desk, Inc., Class A*	204,247	15,300,143
Workday, Inc., Class A*	39,101	11,338,508

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

10.31.2021

CARILLON SCOUT MID CAP FUND (cont’d)

COMMON STOCKS—99.6%	Shares	Value
Software (cont'd)
Zscaler, Inc.*	103,411	$ 32,973,631

Specialty retail—2.1%
American Eagle Outfitters, Inc. (a)	583,297	13,847,471
Best Buy Co., Inc.	177,702	21,722,292
Floor & Decor Holdings, Inc., Class A*	164,313	22,333,423
O’Reilly Automotive, Inc.*	26,288	16,359,548
Tractor Supply Co.	47,839	10,389,196
Ulta Beauty, Inc.*	56,683	20,823,067

Technology hardware, storage & peripherals—0.6%
Pure Storage, Inc., Class A*	1,040,385	27,944,741

Textiles, apparel & luxury goods—0.3%
Lululemon Athletica, Inc.*	27,086	12,622,347

Trading companies & distributors—1.5%
United Rentals, Inc.*	132,739	50,322,682
W.W. Grainger, Inc.	52,906	24,501,298
Total common stocks (cost $3,601,478,189)		4,891,516,266

MONEY MARKET FUNDS—0.3%
First American Government Obligations Fund—Class X, 0.03%#	16,783,838	16,783,838
Total money market funds (cost $16,783,838)		16,783,838

Total investment portfolio (cost $3,618,262,027)—99.9%		4,908,300,104

Other assets in excess of liabilities—0.1%		6,865,719

Total net assets—100.0%		$4,915,165,823

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total market value of loaned securities was $16,472,548 or 0.3% of net assets as of the date of this report.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	17.3%
Industrials	14.1%
Health care	11.6%
Financials	11.5%
Energy	9.4%
Consumer discretionary	9.3%
Materials	6.9%
Real estate	6.8%
Consumer staples	4.7%
Utilities	4.4%
Communication services	3.6%
Money market funds	0.3%

CARILLON SCOUT SMALL CAP FUND

COMMON STOCKS—99.9%	Shares	Value
Aerospace & defense—1.2%
Kratos Defense & Security Solutions, Inc.*	217,972	$4,662,421

Air freight & logistics—1.3%
Forward Air Corp.	52,965	5,326,160

Auto components—1.9%
Patrick Industries, Inc.	62,724	4,886,827
Stoneridge, Inc.*	146,055	2,772,124

Automobiles—1.1%
Thor Industries, Inc.	44,452	4,532,326

Banks—0.9%
Hilltop Holdings, Inc.	99,568	3,528,690

Biotechnology—7.4%
Coherus Biosciences, Inc.*	313,540	5,245,524
Eagle Pharmaceuticals, Inc.*	89,395	4,681,616
Halozyme Therapeutics, Inc.*	153,486	5,843,212
Insmed, Inc.*	171,140	5,159,871
Vericel Corp.*	182,615	8,403,943

Capital markets—2.8%
Cohen & Steers, Inc.	85,262	8,090,511
Open Lending Corp., Class A*	89,493	2,820,820

Chemicals—1.6%
Balchem Corp.	42,478	6,502,957

Commercial services & supplies—0.5%
Healthcare Services Group, Inc.	105,225	2,019,268

Construction & engineering—1.2%
Dycom Industries, Inc.*	57,222	4,544,571

Consumer finance—1.4%
Green Dot Corp., Class A*	73,444	3,111,088
LendingTree, Inc.*	14,932	2,409,875

Diversified consumer services—1.1%
OneSpaWorld Holdings Ltd.*	403,207	4,354,636

Electrical equipment—1.3%
TPI Composites, Inc.*	147,521	4,961,131

Electronic equipment, instruments & components—6.5%
Advanced Energy Industries, Inc.	49,383	4,534,347
ePlus, Inc.*	45,809	5,065,101
Fabrinet*	54,828	5,263,488
II-VI, Inc.*	100,537	6,083,494
Plexus Corp.*	52,880	4,617,482

Energy equipment & services—0.3%
Core Laboratories N.V.	50,049	1,301,775

Equity real estate investment trusts (REITs)—1.2%
CareTrust REIT, Inc.	219,032	4,544,914

Food & staples retailing—1.3%
Performance Food Group Co.*	113,254	5,122,478

Health care equipment & supplies—5.6%
ICU Medical, Inc.*	24,385	5,709,260
Integer Holdings Corp.*	58,824	5,295,336
LeMaitre Vascular, Inc.	102,791	5,346,160
Tactile Systems Technology, Inc.*	83,206	2,869,775
Varex Imaging Corp.*	110,213	2,959,219

Health care providers & services—8.8%
AdaptHealth Corp.*	210,501	5,736,152

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2021

CARILLON SCOUT SMALL CAP FUND (cont’d)

COMMON STOCKS—99.9%	Shares	Value
Health care providers & services (cont'd)
AMN Healthcare Services, Inc.*	81,786	$ 8,072,278
HealthEquity, Inc.*	76,168	5,040,798
LHC Group, Inc.*	36,582	4,923,572
ModivCare, Inc.*	36,094	5,875,020
U.S. Physical Therapy, Inc.	47,594	5,133,489

Health care technology—3.2%
Omnicell, Inc.*	70,221	12,509,871

Hotels, restaurants & leisure—2.4%
Cracker Barrel Old Country Store, Inc.	27,073	3,605,312
Lindblad Expeditions Holdings, Inc.*	144,076	2,153,936
The Cheesecake Factory, Inc.*	94,591	3,844,178

Household durables—4.5%
Installed Building Products, Inc.	59,322	7,536,860
LGI Homes, Inc.*	48,335	7,216,415
Purple Innovation, Inc.*	166,089	3,205,518

Insurance—0.8%
Selectquote, Inc.*	232,991	3,096,450

Interactive media & services—1.8%
Ziff Davis, Inc.*	55,517	7,121,166

IT services—0.8%
I3 Verticals, Inc., Class A*	139,293	3,118,770

Life sciences tools & services—4.5%
Medpace Holdings, Inc.*	50,136	11,358,311
NeoGenomics, Inc.*	143,490	6,600,540

Machinery—4.2%
Albany International Corp., Class A	55,111	4,444,702
Chart Industries, Inc.*	57,659	10,235,626
Proto Labs, Inc.*	35,359	2,114,822

Media—1.3%
Magnite, Inc.*	191,857	5,185,895

Personal products—0.3%
Thorne HealthTech, Inc.*	138,826	1,135,597

Pharmaceuticals—2.3%
Pacira BioSciences, Inc.*	68,881	3,601,099
Supernus Pharmaceuticals, Inc.*	190,594	5,689,231

Professional services—2.1%
Insperity, Inc.	64,847	8,105,875

Semiconductors & semiconductor equipment—8.6%
Ambarella, Inc.*	53,483	9,938,746
Impinj, Inc.*	80,211	5,592,311
NeoPhotonics Corp.*	440,485	4,457,708
Power Integrations, Inc.	62,854	6,487,161
Semtech Corp.*	87,867	7,471,331

Software—9.8%
Box, Inc., Class A*	230,148	5,944,723
Consensus Cloud Solutions, Inc.*	18,506	1,171,964
Envestnet, Inc.*	58,918	4,919,653
Mimecast Ltd.*	81,898	6,178,385
Qualys, Inc.*	46,486	5,786,577
The Descartes Systems Group, Inc.*	79,877	6,531,542
Upland Software, Inc.*	110,573	3,689,821
Verint Systems, Inc.*	94,349	4,396,663

COMMON STOCKS—99.9%	Shares	Value
Specialty retail—1.1%
Monro, Inc.	68,423	$ 4,225,804

Textiles, apparel & luxury goods—1.0%
G-III Apparel Group Ltd.*	144,023	4,127,699

Thrifts & mortgage finance—1.2%
Axos Financial, Inc.*	92,911	4,924,283

Trading companies & distributors—2.6%
Applied Industrial Technologies, Inc.	53,826	5,246,959
Global Industrial Co.	124,478	5,051,317
Total common stocks (cost $221,854,445)		395,374,530

Total investment portfolio (cost $221,854,445)—99.9%		395,374,530

Other assets in excess of liabilities—0.1%		495,981

Total net assets—100.0%		$395,870,511

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Health care	31.8%
Information technology	25.6%
Industrials	14.3%
Consumer discretionary	13.3%
Financials	7.1%
Communication services	3.1%
Materials	1.6%
Consumer staples	1.6%
Real estate	1.2%
Energy	0.3%

CARILLON REAMS CORE BOND FUND
CORPORATE BONDS—31.9%	Principal Amount	Value
Aerospace & defense—1.9%
Raytheon Technologies Corp., 4.13%, 11/16/28	$5,280,000	$5,983,887
The Boeing Co.,
2.80%, 03/01/27	315,000	323,127
5.04%, 05/01/27	2,830,000	3,213,348

Agriculture—0.7%
BAT Capital Corp., 4.91%, 04/02/30	3,260,000	3,693,897

Airlines—2.7%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 10/01/30	979,212	1,070,736
Alaska Airlines, Pass Through Trust, Series 2020-1, Class A, 144A, 4.80%, 02/15/29	5,336,132	5,922,297
British Airways, Pass Through Trust, Series 2020-1, Class A, 144A, 4.25%, 05/15/34	1,172,705	1,263,041
Delta Air Lines, Pass Through Trust, Series 2020-1, Class AA, 2.00%, 12/10/29	1,621,855	1,613,100

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

10.31.2021

CARILLON REAMS CORE BOND FUND (cont’d)

CORPORATE BONDS—31.9%	Principal Amount	Value
Airlines (cont'd)
JetBlue, Pass Through Trust,
Series 2019-1, Class AA, 2.75%, 11/15/33	$ 1,446,115	$ 1,485,883
Series 2020-1, Class A, 4.00%, 05/15/34	1,339,685	1,469,783
United Airlines, Pass Through Trust,
Series 2015-1, Class AA, 3.45%, 06/01/29	269,174	282,496
Series 2016-2, Class AA, 2.88%, 04/07/30	161,653	163,943
Series 2018-1, Class AA, 3.50%, 09/01/31	394,992	417,171

Auto manufacturers—3.3%
American Honda Finance Corp., 1.20%, 07/08/25	800,000	798,256
General Motors Financial Co., Inc.,
1.25%, 01/08/26	4,815,000	4,723,080
2.75%, 06/20/25	895,000	929,258
Hyundai Capital America,
144A, 0.80%, 01/08/24	4,990,000	4,944,638
144A, 1.25%, 09/18/23	1,385,000	1,390,711
Volkswagen Group of America Finance LLC, 144A, 3.75%, 05/13/30	3,750,000	4,135,508

Banks—6.1%
Bank of America Corp.,
3.50%, 04/19/26	1,465,000	1,581,960
(Fixed until 04/23/26, then 3 Month LIBOR USD + 1.06%), 3.56%, 04/23/27	905,000	972,888
Barclays PLC, (Fixed until 12/10/23, then 1 Year CMT Rate + 0.80%), 1.01%, 12/10/24	3,015,000	3,014,927
Citigroup, Inc., (Fixed until 03/31/30, then SOFR + 3.91%), 4.41%, 03/31/31	2,690,000	3,082,621
Fifth Third Bancorp, 2.55%, 05/05/27	3,445,000	3,578,714
HSBC Holdings PLC, 4.95%, 03/31/30	2,770,000	3,261,127
JPMorgan Chase & Co., (Fixed until 03/24/30, then SOFR + 3.79%), 4.49%, 03/24/31	2,270,000	2,632,028
Mitsubishi UFJ Financial Group, Inc.
(Fixed until 09/15/23, then 1 Year CMT Rate + 0.68%), 0.85%, 09/15/24	2,200,000	2,200,326
(Fixed until 07/19/24, then 1 Year CMT Rate + 0.55%), 0.95%, 07/19/25	2,800,000	2,783,202
(Fixed until 07/20/26, then 1 Year CMT Rate + 0.75%), 1.54%, 07/20/27	2,800,000	2,765,108
Sumitomo Mitsui Trust Bank Ltd., 144A, 0.80%, 09/16/24	2,325,000	2,305,592
Wells Fargo & Co., (Fixed until 04/04/30, then SOFR + 4.03%), 4.48%, 04/04/31	2,305,000	2,664,671

Capital markets—1.6%
Morgan Stanley, (Fixed until 04/01/30, then SOFR + 3.12%), 3.62%, 04/01/31	2,605,000	2,845,552
The Goldman Sachs Group, Inc., 3.50%, 04/01/25	1,215,000	1,297,270
UBS Group AG,
(Fixed until 01/30/26, then 1 Year CMT Rate + 1.08%), 144A, 1.36%, 01/30/27	3,015,000	2,958,960
(Fixed until 08/10/26, then 1 Year CMT Rate + 0.85%), 144A, 1.49%, 08/10/27	1,215,000	1,190,295

Containers & packaging—0.8%
Sonoco Products Co., 3.13%, 05/01/30	3,750,000	3,951,631

Diversified financial services—0.3%
GE Capital International Funding Co., 4.42%, 11/15/35	1,205,000	1,465,996

Diversified telecommunication services—1.4%
AT&T, Inc.,
144A, 2.55%, 12/01/33	1,516,000	1,472,291
4.30%, 02/15/30	2,820,000	3,202,294

CORPORATE BONDS—31.9%	Principal Amount	Value

Diversified telecommunication services (cont'd)
Verizon Communications, Inc.,
2.10%, 03/22/28	$455,000	$456,260
2.55%, 03/21/31	1,260,000	1,269,827
4.02%, 12/03/29	405,000	453,878

Electric—3.6%
Appalachian Power Co., 2.70%, 04/01/31	3,590,000	3,659,942
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/30	485,000	527,130
Duke Energy Florida LLC,
1.75%, 06/15/30	2,055,000	1,984,830
5.65%, 04/01/40	3,485,000	4,812,226
Duke Energy Progress LLC, 3.70%, 09/01/28	1,125,000	1,250,281
Entergy Arkansas LLC, 3.35%, 06/15/52	2,110,000	2,282,294
Entergy Louisiana LLC, 2.35%, 06/15/32	2,415,000	2,406,986
Oncor Electric Delivery Co. LLC, 2.95%, 04/01/25	485,000	512,413
The Cleveland Electric Illuminating Co., 5.50%, 08/15/24	870,000	972,169

Electric utilities—3.8%
American Electric Power Co., Inc., 0.75%, 11/01/23	3,830,000	3,820,735
Duke Energy Corp., 0.90%, 09/15/25	3,345,000	3,285,547
IPALCO Enterprises, Inc., 4.25%, 05/01/30	3,635,000	4,037,178
Pacific Gas and Electric Co., 1.75%, 06/16/22	3,570,000	3,561,439
Southern California Edison Co., 1.20%, 02/01/26	2,845,000	2,806,370
Wisconsin Power and Light Co., 1.95%, 09/16/31	1,700,000	1,660,258

Equity real estate investment trusts (REITs)—1.3%
Agree LP, 2.00%, 06/15/28	3,460,000	3,396,779
Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30	140,000	169,130
Ventas Realty LP, 4.75%, 11/15/30	2,675,000	3,128,991

Industrial conglomerates—0.2%
General Electric Co., 4.25%, 05/01/40	895,000	1,070,632

Insurance—0.7%
Equitable Financial Life Global Funding, 144A, 1.40%, 07/07/25	1,150,000	1,145,180
Northwestern Mutual Global Funding, 144A, 0.80%, 01/14/26	2,625,000	2,556,379

Multi-utilities—1.2%
CenterPoint Energy, Inc.,
(SOFR + 0.65%), 0.70%, 05/13/24	1,390,000	1,391,314
2.50%, 09/01/24	2,685,000	2,782,271
Dominion Energy, Inc., 3.38%, 04/01/30	1,550,000	1,666,649

Oil, gas & consumable fuels—0.8%
Chevron Corp., 1.55%, 05/11/25	1,420,000	1,441,027
TransCanada PipeLines Ltd., 4.10%, 04/15/30	2,280,000	2,553,301

Telecommuincations—0.7%
T-Mobile USA, Inc., 3.50%, 04/15/25	3,100,000	3,306,277

Tobacco—0.6%
Reynolds American, Inc., 4.45%, 06/12/25	2,770,000	3,022,054

Transportation—0.2%
CSX Transportation, Inc., 6.25%, 01/15/23	172,676	182,805
Union Pacific Railroad Co., Pass Through Trust,
Series 2004, 5.40%, 07/02/25	77,723	78,841
Series 2005, 5.08%, 01/02/29	284,368	312,332
Series 2006, 5.87%, 07/02/30	280,435	327,077
Total corporate bonds (cost $158,614,240)		161,342,415

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2021

CARILLON REAMS CORE BOND FUND (cont’d)

MORTGAGE AND ASSET-BACKED SECURITIES—17.3%	Principal Amount	Value
Asset-backed securities—6.3%
American Express Credit Account Master Trust, Series 2018-3, Class A (1 Month LIBOR USD + 0.32%), 0.41%, 10/15/25	$ 4,270,000	$ 4,285,559
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 144A, 3.45%, 03/20/23	2,620,833	2,639,258
Capital One Multi-Asset Execution Trust, Series 2018-A2, Class A2 (1 Month LIBOR USD + 0.35%), 0.44%, 03/16/26	1,985,000	1,994,393
Discover Card Execution Note Trust,
Series 2017-A7, Class A7 (1 Month LIBOR USD + 0.36%), 0.45%, 04/15/25	3,105,000	3,114,236
Series 2018-A2, Class A2 (1 Month LIBOR USD + 0.33%), 0.42%, 08/15/25	3,770,000	3,782,951
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class A3, 0.45%, 04/16/25	5,830,000	5,829,302
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 144A, 1.21%, 12/25/25	6,265,000	6,230,525
World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	3,895,000	3,889,979

Commercial mortgage-backed securities—6.5%
BANK,
Series 2018-BNK10, Class A1, 2.62%, 02/17/61	131,047	131,447
Series 2020-BNK30, Class A2, 1.36%, 12/17/53	1,170,000	1,152,903
Benchmark Mortgage Trust,
Series 2020-B21, Class A2, 1.74%, 12/17/53	780,000	782,671
Series 2020-B22, Class A2, 1.16%, 01/15/54	2,741,000	2,667,386
Series 2021-B23, Class A2, 1.62%, 02/15/54	2,160,000	2,151,990
Series 2021-B24, Class A2, 1.95%, 03/17/54	1,935,000	1,960,415
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	1,855,000	2,006,850
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AAB, 3.48%, 05/10/47	483,495	500,014
Series 2015-GC29, Class A3, 2.94%, 04/10/48	1,492,735	1,535,712
COMM Mortgage Trust,
Series 2013-CCRE9, Class ASB, 3.83%, 07/12/45	206,186	211,478
Series 2013-CCRE11, Class ASB, 3.66%, 08/12/50	330,024	338,518
Series 2014-LC17, Class A4, 3.65%, 10/11/47	2,706,742	2,824,245
Series 2014-UBS5, Class A4, 3.84%, 09/12/47	2,100,000	2,236,891
Series 2015-LC19, Class A4, 3.18%, 02/10/48	1,200,000	1,265,625
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	4,385,000	4,403,061
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4, 3.38%, 05/12/45	428,640	429,439
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	117,415	120,117
Series 2014-GC22, Class A5, 3.86%, 06/10/47	355,000	377,369
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A4, 3.48%, 06/16/45	378,555	381,854
Series 2014-C20, Class ASB, 3.46%, 07/17/47	720,528	745,841
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A3, 3.05%, 10/17/50	1,385,000	1,435,001
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A3, 144A, 2.81%, 03/12/49	460,000	472,254
Wells Fargo Commercial Mortgage Trust,
Series 2016-C36, Class A3, 2.81%, 11/18/59	1,100,000	1,132,248
Series 2020-C56, Class A2, 2.50%, 06/17/53	3,409,000	3,488,821
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A4, 3.41%, 08/16/47	426,173	443,283

MORTGAGE AND ASSET-BACKED SECURITIES—17.3%	Principal Amount	Value
Federal agency mortgage-backed obligations—4.5%
Fannie Mae Pool,
Series 1614, Class AN, 2.47%, 06/01/26	$ 2,785,000	$ 2,871,644
Series 1671, Class AM, 2.10%, 12/01/27	686,339	705,382
Series 4126, Class MA, 2.00%, 09/01/30	13,858,225	14,231,866
Series 4148, Class MA, 2.00%, 10/01/30	804,914	826,616
Series 5796, Class AN, 3.03%, 06/01/27	353,209	372,914
Series 387770, 3.63%, 07/01/28	455,000	496,326
Fannie Mae-Aces, Series 2016-M3, Class ASQ2, 2.26%, 02/25/23	154,380	154,799
Freddie Mac Pool, Series 5034, Class RD, 2.00%, 09/01/30	1,875,605	1,926,175
Freddie Mac REMIC, Series 3609, Class LA, 4.00%, 12/15/24	4	4
Ginnie Mae I Pool,
Series 0091, Class AD, 2.73%, 06/15/32	1,101,662	1,130,348
Series 2583, Class AB, 2.14%, 08/15/23	233,514	236,212
Total mortgage and asset-backed securities (cost $88,231,528)		87,913,922

FOREIGN GOVERNMENT BONDS—0.3%
Israel Government International Bond, 2.75%, 07/03/30	380,000	401,175
Mexico Government International Bond, 4.00%, 10/02/23	931,000	987,307
Total foreign government bonds (cost $1,364,189)		1,388,482

U.S. TREASURIES—42.9%
U.S. Treasury Bonds,
1.75%, 08/15/41	21,115,000	20,326,486
2.00%, 08/15/51	10,760,000	10,912,994
U.S. Treasury Notes,
0.38%, 03/31/22	83,925,000	84,020,071
0.38%, 09/15/24	1,775,000	1,756,973
0.75%, 03/31/26	40,870,000	40,205,863
0.88%, 09/30/26	17,440,000	17,185,212
1.25%, 08/15/31	44,070,000	42,823,645
Total U.S. Treasuries (cost $217,175,432)		217,231,244

Total investment portfolio (cost $465,385,389)—92.4%		467,876,063

Other assets in excess of liabilities—7.6%		38,448,963

Total net assets—100.0%		$506,325,026

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

REMIC—Real estate mortgage investment conduit

Asset allocation (Unaudited)

Security type	Percent of net assets
U.S. Treasuries	42.9%
Corporate bonds	31.9%
Mortgage and asset-backed securities	17.3%
Foreign government bonds	0.3%

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

10.31.2021

CARILLON REAMS CORE BOND FUND (cont’d)

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Central Clearing Party	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American Investment Grade Index Series 37	Baa2/BBB	Sell	Receive	1%/Quarterly	12/20/26	$12,930,000	$321,679	$317,320	$4,359
Total swap contracts							$12,930,000	$321,679	$317,320	$4,359

There is $9,234 of variation margin due from the Fund to the broker as of the date of this report.

(a) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2021

CARILLON REAMS CORE PLUS BOND FUND

CORPORATE BONDS—29.6%	Principal Amount	Value
Aerospace & defense—1.7%
Raytheon Technologies Corp., 4.13%, 11/16/28	$11,535,000	$13,072,752
The Boeing Co.,
2.80%, 03/01/27	935,000	959,122
3.60%, 05/01/34	3,320,000	3,467,092
5.04%, 05/01/27	3,092,000	3,510,839

Agriculture—0.8%
BAT Capital Corp.,
3.56%, 08/15/27	2,780,000	2,944,327
4.91%, 04/02/30	6,465,000	7,325,474

Airlines—2.7%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 10/01/30	2,190,113	2,394,817
Alaska Airlines, Pass Through Trust, Series 2020-1, Class A, 144A, 4.80%, 02/15/29	9,279,708	10,299,069
British Airways, Pass Through Trust, Series 2020-1, Class A, 144A, 4.25%, 05/15/34	2,470,849	2,661,184
Delta Air Lines, Pass Through Trust, Series 2020-1, Class AA, 2.00%, 12/10/29	8,978,968	8,930,495
JetBlue, Pass Through Trust,
Series 2019-1, Class AA, 2.75%, 11/15/33	5,230,429	5,374,264
Series 2020-1, Class A, 4.00%, 05/15/34	1,987,764	2,180,797
United Airlines, Pass Through Trust,
Series 2015-1, Class AA, 3.45%, 06/01/29	553,512	580,907
Series 2016-2, Class AA, 2.88%, 04/07/30	335,135	339,881
Series 2018-1, Class AA, 3.50%, 09/01/31	807,158	852,480

Auto manufacturers—4.8%
American Honda Finance Corp., 1.20%, 07/08/25	1,845,000	1,840,977
Ford Motor Credit Co. LLC,
3.37%, 11/17/23	21,295,000	21,853,994
3.38%, 11/13/25	3,530,000	3,627,075
5.58%, 03/18/24	985,000	1,061,337
General Motors Financial Co., Inc.,
1.25%, 01/08/26	10,080,000	9,887,569
2.75%, 06/20/25	5,145,000	5,341,934
Hyundai Capital America,
144A, 0.80%, 01/08/24	9,770,000	9,681,184
144A, 1.25%, 09/18/23	2,320,000	2,329,568
Volkswagen Group of America Finance LLC, 144A, 3.75%, 05/13/30	3,760,000	4,146,537

Banks—5.6%
Bank of America Corp.,
3.50%, 04/19/26	100,000	107,984
(Fixed until 04/23/26, then 3 Month LIBOR USD + 1.06%), 3.56%, 04/23/27	7,000,000	7,525,097
Barclays PLC (Fixed until 12/10/23, then 1 Year CMT Rate + 0.80%), 1.01%, 12/10/24	6,165,000	6,164,850
Citigroup, Inc.,
(Fixed until 01/29/30, then SOFR + 1.15%), 2.67%, 01/29/31	3,910,000	3,975,397
(Fixed until 03/31/30, then SOFR + 3.91%), 4.41%, 03/31/31	3,890,000	4,457,768
Fifth Third Bancorp, 2.55%, 05/05/27	5,020,000	5,214,846
HSBC Holdings PLC, 4.95%, 03/31/30	5,715,000	6,728,282
JPMorgan Chase & Co. (Fixed until 03/24/30, then SOFR + 3.79%), 4.49%, 03/24/31	5,375,000	6,232,225

CORPORATE BONDS—29.6%	Principal Amount	Value

Banks (cont'd)
Mitsubishi UFJ Financial Group, Inc.,
(Fixed until 09/15/23, then 1 Year CMT Rate + 0.68%), 0.85%, 09/15/24	$ 4,685,000	$ 4,685,695
(Fixed until 07/19/24, then 1 Year CMT Rate + 0.55%), 0.95%, 07/19/25	6,380,000	6,341,724
(Fixed until 07/20/26, then 1 Year CMT Rate + 0.75%), 1.54%, 07/20/27	6,380,000	6,300,496
Sumitomo Mitsui Trust Bank Ltd., 144A, 0.80%, 09/16/24	5,450,000	5,404,507
Wells Fargo & Co. (Fixed until 04/04/30, then SOFR + 4.03%), 4.48%, 04/04/31	5,440,000	6,288,856

Capital markets—1.8%
Morgan Stanley (Fixed until 04/01/30, then SOFR + 3.12%), 3.62%, 04/01/31	6,340,000	6,925,451
The Goldman Sachs Group, Inc., 3.50%, 04/01/25	4,525,000	4,831,395
UBS Group AG,
(Fixed until 01/30/26, then 1 Year CMT Rate + 1.08%), 144A, 1.36%, 01/30/27	6,005,000	5,893,386
(Fixed until 08/10/26, then 1 Year CMT Rate + 0.85%), 144A, 1.49%, 08/10/27	2,750,000	2,694,083
(Fixed until 08/13/29, then 3 Month LIBOR USD + 1.47%), 144A, 3.13%, 08/13/30	1,190,000	1,253,636

Consumer finance—0.9%
Ally Financial, Inc.,
1.45%, 10/02/23	3,210,000	3,241,010
3.05%, 06/05/23	7,790,000	8,035,613

Containers & packaging—0.4%
Sonoco Products Co., 3.13%, 05/01/30	4,070,000	4,288,837

Diversified financial services—0.3%
GE Capital International Funding Co., 4.42%, 11/15/35	3,480,000	4,233,748

Diversified telecommunication services—0.6%
AT&T, Inc., 2.55%, 12/01/33	3,637,000	3,532,139
Verizon Communications, Inc.,
2.10%, 03/22/28	935,000	937,590
2.55%, 03/21/31	2,600,000	2,620,277

Electric—3.0%
Appalachian Power Co., 2.70%, 04/01/31	7,495,000	7,641,021
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/30	465,000	505,393
Duke Energy Florida LLC, 5.65%, 04/01/40	6,191,000	8,548,777
Duke Energy Progress LLC, 3.70%, 09/01/28	2,315,000	2,572,800
Entergy Arkansas LLC, 3.35%, 06/15/52	4,350,000	4,705,204
Entergy Louisiana LLC, 2.35%, 06/15/32	5,035,000	5,018,292
Exelon Generation Co. LLC, 3.25%, 06/01/25	4,885,000	5,163,113
Oncor Electric Delivery Co. LLC, 2.95%, 04/01/25	1,130,000	1,193,870
The Cleveland Electric Illuminating Co., 5.50%, 08/15/24	1,855,000	2,072,843

Electric utilities—2.8%
Duke Energy Corp., 0.90%, 09/15/25	6,860,000	6,738,072
IPALCO Enterprises, Inc., 4.25%, 05/01/30	8,845,000	9,823,615
Pacific Gas and Electric Co., 1.75%, 06/16/22	8,175,000	8,155,396
Southern California Edison Co., 1.20%, 02/01/26	5,920,000	5,839,617
Wisconsin Power and Light Co., 1.95%, 09/16/31	3,995,000	3,901,607

Equity real estate investment trusts (REITs)—0.6%
Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30	670,000	809,407
Ventas Realty LP, 4.75%, 11/15/30	5,925,000	6,930,568

Healthcare services—0.5%
HCA, Inc., 5.00%, 03/15/24	5,170,000	5,626,846

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

10.31.2021

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

CORPORATE BONDS—29.6%	Principal Amount	Value
Insurance—0.8%
Equitable Financial Life Global Funding, 144A, 1.40%, 07/07/25	$ 4,185,000	$ 4,167,459
Northwestern Mutual Global Funding, 144A, 0.80%, 01/14/26	5,365,000	5,224,752

Media—0.3%
Charter Communications Operating LLC, 4.91%, 07/23/25	3,030,000	3,369,477

Multi-utilities—0.4%
CenterPoint Energy, Inc. (SOFR + 0.65%), 0.70%, 05/13/24	3,020,000	3,022,854
Dominion Energy, Inc., 3.38%, 04/01/30	2,135,000	2,295,674
Oil, gas & consumable fuels—0.8%
Chevron Corp., 1.55%, 05/11/25	3,310,000	3,359,013
TransCanada PipeLines Ltd., 4.10%, 04/15/30	5,595,000	6,265,667

Telecommunications—0.4%
T-Mobile USA, Inc., 3.50%, 04/15/25	4,895,000	5,220,718

Tobacco—0.4%
Reynolds American, Inc., 4.45%, 06/12/25	4,485,000	4,893,108

Transportation—0.0%
Burlington Northern and Santa Fe Railway Co., Pass Through Trust, Series 2005-4, 4.97%, 04/01/23	120,211	124,058
Total corporate bonds (cost $353,910,237)		365,767,788

MORTGAGE AND ASSET-BACKED SECURITIES—14.9%
Asset-backed securities—5.6%
American Express Credit Account Master Trust, Series 2018-3, Class A (1 Month LIBOR USD + 0.32%), 0.41%, 10/15/25	8,475,000	8,505,882
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 144A, 3.45%, 03/20/23	5,420,833	5,458,941
Capital One Multi-Asset Execution Trust, Series 2018-A2, Class A2 (1 Month LIBOR USD + 0.35%), 0.44%, 03/16/26	3,905,000	3,923,478
Discover Card Execution Note Trust,
Series 2017-A7, Class A7 (1 Month LIBOR USD + 0.36%), 0.45%, 04/15/25	6,110,000	6,128,175
Series 2018-A2, Class A2 (1 Month LIBOR USD + 0.33%), 0.42%, 08/15/25	7,475,000	7,500,680
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class A3, 0.45%, 04/16/25	14,080,000	14,078,315
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 144A, 1.21%, 12/25/25	13,900,000	13,823,511
RFMSII Trust, Series 2006-HSA1, Class A4, SB, 5.99%, 02/25/36	224,806	223,764
World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	9,415,000	9,402,863

Commercial mortgage-backed securities—4.6%
BANK, Series 2020-BNK30, Class A2, 1.36%, 12/17/53	2,016,000	1,986,541
Benchmark Mortgage Trust,
Series 2020-B21, Class A2, 1.74%, 12/17/53	1,565,000	1,570,358
Series 2021-B23, Class A2, 1.62%, 02/15/54	4,555,000	4,538,108
Series 2021-B24, Class A2, 1.95%, 03/17/54	4,028,000	4,080,905
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	5,525,000	5,977,277
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, 2.94%, 04/10/48	3,457,173	3,556,709

MORTGAGE AND ASSET-BACKED SECURITIES—14.9%	Principal Amount	Value

Commercial mortgage-backed securities (cont'd)
COMM Mortgage Trust,
Series 2013-CCRE9, Class ASB, 3.83%, 07/12/45	$ 1,309,119	$ 1,342,717
Series 2014-LC17, Class A4, 3.65%, 10/11/47	4,561,829	4,759,865
Series 2014-UBS5, Class A4, 3.84%, 09/12/47	4,215,000	4,489,760
Series 2015-LC19, Class A4, 3.18%, 02/10/48	1,855,000	1,956,445
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	9,445,000	9,483,903
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4, 3.38%, 05/12/45	828,222	829,767
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	739,220	756,228
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class ASB, 3.46%, 07/17/47	1,607,916	1,664,403
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A3, 3.05%, 10/17/50	3,415,000	3,538,288
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/19/48	1,914,574	1,987,812
Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A2, 2.50%, 06/17/53	4,895,000	5,009,616

Federal agency mortgage-backed obligations—4.7%
Fannie Mae Pool,
Series 1614, Class AN, 2.47%, 06/01/26	4,500,000	4,640,000
Series 1671, Class AM, 2.10%, 12/01/27	1,329,782	1,366,677
Series 4126, Class MA, 2.00%, 09/01/30	25,545,641	26,234,395
Series 4148, Class MA, 2.00%, 10/01/30	1,762,798	1,810,326
Series 5796, Class AN, 3.03%, 06/01/27	2,034,681	2,148,193
Series 387770, 3.63%, 07/01/28	2,495,000	2,721,612
Fannie Mae-Aces,
Series 2016-M3, Class ASQ2, 2.26%, 02/25/23	592,506	594,114
Series 2016-M7, Class AV2, 2.16%, 10/25/23	6,794,873	6,909,545
Freddie Mac Pool, Series 5034, Class RD, 2.00%, 09/01/30	4,479,057	4,599,820
Freddie Mac REMIC, Series 3609, Class LA, 4.00%, 12/15/24	19	19
Ginnie Mae I Pool,
Series 0091, Class AD, 2.73%, 06/15/32	6,054,435	6,212,085
Series 2583, Class AB, 2.14%, 08/15/23	604,500	611,483
Total mortgage and asset-backed securities (cost $184,217,118)		184,422,580

FOREIGN GOVERNMENT BONDS—3.9%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/23	22,865,000	40,887,710
Israel Government International Bond, 2.75%, 07/03/30	1,995,000	2,106,169
Malaysia Government Bond, 3.62%, 11/30/21	14,310,000	3,460,464
Mexico Government International Bond, 4.00%, 10/02/23 (a)	1,778,000	1,885,534
Total foreign government bonds (cost $51,272,123)		48,339,877

U.S. TREASURIES—43.8%
U.S. Treasury Bonds,
1.75%, 08/15/41	51,400,000	49,480,531
2.00%, 08/15/51	24,650,000	25,000,492
U.S. Treasury Notes,
0.38%, 03/31/22	134,305,000	134,457,142
0.38%, 09/15/24	4,700,000	4,652,266
0.75%, 03/31/26	136,755,000	134,532,731
0.88%, 09/30/26	59,205,000	58,340,052
1.25%, 08/15/31	139,140,000	135,204,947
Total U.S. Treasuries (cost $542,269,260)		541,668,161

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2021

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

MEDIUM-TERM NOTES—0.0%	Principal Amount	Value
Citigroup Global Markets Holdings, Inc., Series N,
11/24/21*	$ 219,000	$ 72,342
11/24/21*	219,000	80,106
12/22/21*	219,000	107,502
12/22/21*	219,000	107,891
Total medium-term notes (cost $876,000)		367,841

MONEY MARKET FUNDS—0.1%	Shares
First American Government Obligations Fund—Class X, 0.03%#	624,960	624,960
Total money market funds (cost $624,960)		624,960

Total investment portfolio (cost $1,133,169,698)—92.3%		1,141,191,207

Other assets in excess of liabilities—7.7%		95,453,565

Total net assets—100.0%		$1,236,644,772

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

SB—Step bond. Coupon rate will either increase (step-up bond) or decrease (step-downbond) at regular intervals until maturity. Interest rate shown is the rate in effect as of the date of this report.

REMIC—Real estate mortgage investment conduit

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

* These securities do not pay interest and do not guarantee full repayment of principal at maturity. Instead, the securities offer a payment at maturity that may be greater than or less than the stated principal amount, depending on the performance of each of the S&P 500 Index (“SPX”) and the 10-year constant maturity swap rate (“CMS10”) (each, an “underlying”) from its initial underlying value to its final underlying value.

(a) All or a portion of this security was on loan as of the date of this report. The total market value of loaned securities was $610,836 or 0.0% of net assets as of the date of this report.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Asset allocation (unaudited)

Security type	Percent of net assets
U.S. Treasuries	43.8%
Corporate bonds	29.6%
Mortgage and asset-backed securities	14.9%
Foreign government bonds	3.9%
Money market funds	0.1%
Medium-term notes	0.0%

FUTURES CONTRACTS—LONG
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Euro BOBL Future^	12/08/21	1,632	$253,696,326	$252,351,101	$(1,345,225)

FUTURES CONTRACTS—SHORT
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Euro BUXL 30 Year Bond^	12/08/21	(250)	$(60,262,818)	$(60,395,353)	$(132,535)
Total futures contracts					$(1,477,760)

There is $952,670 of variation margin due to the broker from the Fund as of the date of this report.

^ These futures contracts are denominated in Euro. Notional Value at Trade Date, Notional Value at October 31, 2021 and Unrealized Appreciation (Depreciation) have been translated into U.S. Dollars as of October 31, 2021.

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

10.31.2021

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Central Clearing Party	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American Investment Grade Index Series 37	Baa2/BBB	Sell	Receive	1%/Quarterly	12/20/26	$209,940,000	$5,178,921	$4,981,688	$197,233
Total swap contracts							$209,940,000	$5,178,921	$4,981,688	$197,233

There is $149,931 of variation margin due from the Fund to the broker as of the date of this report.

(a) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FORWARD CONTRACTS
Currency to be Received		Currency to be Delivered		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
U.S. Dollar	45,734,574	Brazilian Real	238,300,000	11/03/21	J.P. Morgan	$3,554,224
U.S. Dollar	40,737,207	Brazilian Real	232,695,000	01/12/22	J.P. Morgan	200,657
Brazilian Real	238,300,000	U.S. Dollar	42,364,444	11/03/21	J.P. Morgan	(184,094)
Colombian Peso	36,646,790,000	U.S. Dollar	9,621,610	01/14/22	J.P. Morgan	57,079
Mexican Peso	98,575,000	U.S. Dollar	4,872,497	11/22/21	J.P. Morgan	(102,374)
South Korean Won	11,350,000,000	U.S. Dollar	9,698,782	01/27/22	J.P. Morgan	(3,728)
Total forward contracts						$3,521,764

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2021

CARILLON REAMS UNCONSTRAINED BOND FUND

CORPORATE BONDS—23.8%	Principal Amount	Value
Aerospace & defense—1.5%
Raytheon Technologies Corp., 4.13%, 11/16/28	$8,580,000	$9,723,816
The Boeing Co.,
2.80%, 03/01/27	725,000	743,704
3.60%, 05/01/34	6,415,000	6,699,216
5.04%, 05/01/27	690,000	783,467

Agriculture—0.9%
BAT Capital Corp., 3.56%, 08/15/27	10,925,000	11,570,780

Airlines—3.1%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 10/01/30	1,857,881	2,031,531
British Airways, Pass Through Trust,
Series 2020-1, Class A, 144A, 4.25%, 05/15/34	1,531,518	1,649,494
Series 2021-1, Class A, 144A, 2.90%, 09/15/36	5,050,000	5,095,793
Delta Air Lines, Pass Through Trust, Series 2020-1, Class AA, 2.00%, 12/10/29	14,046,679	13,970,848
JetBlue, Pass Through Trust, Series 2020-1, Class AA, 4.00%, 05/15/34	2,737,407	3,003,238
Southwest Airlines Co., 5.25%, 05/04/25	3,070,000	3,441,798
United Airlines, Pass Through Trust,
Series 2014-1, Class A, 4.00%, 10/11/27	620,023	649,349
Series 2015-1, Class AA, 3.45%, 06/01/29	432,195	453,585
Series 2016-2, Class AA, 2.88%, 04/07/30	2,617,993	2,655,069
Series 2018-1, Class AA, 3.50%, 09/01/31	631,129	666,567
Series 2019-1, Class AA, 4.15%, 02/25/33	3,314,703	3,644,526

Auto manufacturers—4.6%
American Honda Finance Corp., 0.88%, 07/07/23	7,385,000	7,423,535
Ford Motor Credit Co. LLC,
3.37%, 11/17/23	13,845,000	14,208,431
3.38%, 11/13/25	2,570,000	2,640,675
4.27%, 01/09/27	2,570,000	2,727,515
5.58%, 03/18/24	5,055,000	5,446,763
General Motors Financial Co., Inc.,
2.90%, 02/26/25	1,390,000	1,446,399
4.30%, 07/13/25	2,675,000	2,909,916
4.35%, 01/17/27	4,125,000	4,554,270
5.25%, 03/01/26	2,800,000	3,166,570
Hyundai Capital America,
144A, 0.80%, 01/08/24	10,280,000	10,186,548
144A, 1.25%, 09/18/23	870,000	873,588

Banks—3.8%
Bank of America Corp. (Fixed until 04/23/26, then 3 Month LIBOR USD + 1.06%), 3.56%, 04/23/27	5,835,000	6,272,706
Citigroup, Inc. (Fixed until 03/31/30, then SOFR + 3.91%), 4.41%, 03/31/31	5,770,000	6,612,164
JPMorgan Chase & Co. (Fixed until 04/22/26, then SOFR + 0.89%), 1.58%, 04/22/27	5,970,000	5,912,077
Mitsubishi UFJ Financial Group, Inc.,
(Fixed until 09/15/23, then 1 Year CMT Rate + 0.68%), 0.85%, 09/15/24	3,185,000	3,185,472
(Fixed until 07/19/24, then 1 Year CMT Rate + 0.55%), 0.95%, 07/19/25	5,565,000	5,531,614
(Fixed until 07/20/26, then 1 Year CMT Rate + 0.75%), 1.54%, 07/20/27	5,565,000	5,495,652
Sumitomo Mitsui Trust Bank Ltd.,
144A, 0.80%, 09/12/23	1,970,000	1,972,470
144A, 0.80%, 09/16/24	4,860,000	4,819,432

CORPORATE BONDS—23.8%	Principal Amount	Value

Banks (cont'd)
Wells Fargo & Co. (Fixed until 04/04/30, then SOFR + 4.03%), 4.48%, 04/04/31	$ 5,390,000	$ 6,231,054

Capital markets—0.9%
Morgan Stanley (Fixed until 04/01/30, then SOFR + 3.12%), 3.62%, 04/01/31	2,900,000	3,167,793
UBS Group AG,
144A, (Fixed until 01/30/26, then 1 Year CMT Rate + 1.08%), 1.36%, 01/30/27	5,095,000	5,000,300
144A, (Fixed until 08/10/26, then 1 Year CMT Rate + 0.85%), 1.49%, 08/10/27	2,450,000	2,400,183

Consumer finance—1.7%
Ally Financial, Inc.,
1.45%, 10/02/23	10,340,000	10,439,888
5.80%, 05/01/25	8,550,000	9,742,556

Diversified financial services—0.1%
GE Capital International Funding Co., 4.42%, 11/15/35	1,580,000	1,922,219

Diversified telecommunication services—0.2%
Verizon Communications, Inc.,
2.10%, 03/22/28	770,000	772,133
2.55%, 03/21/31	2,145,000	2,161,729

Electric—1.3%
Appalachian Power Co., 2.70%, 04/01/31	6,345,000	6,468,616
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/30	510,000	554,302
Entergy Louisiana LLC, 2.35%, 06/15/32	4,010,000	3,996,693
Exelon Generation Co. LLC, 3.25%, 06/01/25	3,340,000	3,530,153
The Cleveland Electric Illuminating Co., 5.50%, 08/15/24	1,580,000	1,765,548

Electric utilities—1.7%
Duke Energy Corp., 0.90%, 09/15/25	2,100,000	2,062,675
Edison International, 4.95%, 04/15/25	750,000	822,716
Pacific Gas and Electric Co., 1.75%, 06/16/22	8,895,000	8,873,669
Southern California Edison Co.,
1.20%, 02/01/26	4,890,000	4,823,603
3.70%, 08/01/25	4,155,000	4,488,635

Healthcare services—0.4%
HCA, Inc., 5.00%, 03/15/24	4,100,000	4,462,295

Industrial conglomerates—0.2%
General Electric Co., 4.25%, 05/01/40	1,725,000	2,063,508

Media—0.4%
Charter Communications Operating LLC, 4.91%, 07/23/25	4,655,000	5,176,540

Multi-utilities—1.0%
CenterPoint Energy, Inc.,
(SOFR + 0.65%), 0.70%, 05/13/24	2,665,000	2,667,519
2.50%, 09/01/24	2,225,000	2,305,607
Dominion Energy, Inc., 3.38%, 04/01/30	6,250,000	6,720,357

Oil, gas & consumable fuels—0.4%
TransCanada PipeLines Ltd., 4.10%, 04/15/30	3,920,000	4,389,886

Telecommunications—0.4%
T-Mobile USA, Inc., 3.50%, 04/15/25	5,125,000	5,466,023

Tobacco—1.2%
Altria Group, Inc., 4.80%, 02/14/29	7,705,000	8,777,079
Reynolds American, Inc., 4.45%, 06/12/25	5,371,000	5,859,730
Total corporate bonds (cost $272,241,929)		289,281,587

The accompanying notes are an integral part of the financial statements.	31

Investment Portfolios

10.31.2021

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)

MORTGAGE AND ASSET-BACKED SECURITIES—14.2%	Principal Amount	Value
Asset-backed securities—6.4%
American Express Credit Account Master Trust, Series 2018-3, Class A (1 Month LIBOR USD + 0.32%), 0.41%, 10/15/25	$ 6,360,000	$ 6,383,175
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-1A, Class A, 144A, 3.45%, 03/20/23	5,916,667	5,958,260
Series 2020-2A, Class A, 144A, 2.02%, 02/20/27	13,770,000	13,990,649
Capital One Multi-Asset Execution Trust, Series 2018-A2, Class A2 (1 Month LIBOR USD + 0.35%), 0.44%, 03/16/26	1,735,000	1,743,210
Discover Card Execution Note Trust,
Series 2017-A7, Class A7 (1 Month LIBOR USD + 0.36%), 0.45%, 04/15/25	5,010,000	5,024,903
Series 2018-A2, Class A2 (1 Month LIBOR USD + 0.33%), 0.42%, 08/15/25	5,610,000	5,629,273
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class A3, 0.45%, 04/16/25	12,830,000	12,828,464
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 144A, 1.21%, 12/25/25	17,285,000	17,189,884
World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	8,540,000	8,528,991

Commercial mortgage-backed securities—4.4%
BANK, Series 2021-BNK35, Class A2, VR, 1.87%, 06/17/64	6,280,000	6,344,398
Benchmark Mortgage Trust, Series 2021-B28, Class A2, VR, 1.79%, 08/17/54	4,640,000	4,671,782
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, 2.94%, 04/10/48	1,020,035	1,049,403
COMM Mortgage Trust,
Series 2012-CCRE4, Class ASB, 2.44%, 10/17/45	3,363,629	3,396,939
Series 2013-CCRE10, Class ASB, 3.80%, 08/10/46	682,643	701,905
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	4,255,000	4,272,526
GS Mortgage Securities Trust,
Series 2013-GCJ12, Class A3, 2.86%, 06/12/46	2,120,000	2,161,215
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	1,571,050	1,607,197
J.P. Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C6, Class A3, 3.51%, 05/17/45	4,166,449	4,205,162
Series 2012-LC9, Class ASB, 2.44%, 12/17/47	2,714,339	2,738,977
Series 2014-C22, Class A4, 3.80%, 09/17/47	825,000	877,923
Series 2019-MFP, Class A, 144A, (1 Month LIBOR USD + 0.96%), 1.05%, 07/15/36	3,945,000	3,940,245
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class ASB, VR, 3.93%, 07/17/46	5,020,545	5,170,592
WFRBS Commercial Mortgage Trust,
Series 2012-C10, Class ASB, 2.45%, 12/15/45	1,081,420	1,088,946
Series 2013-C13, Class A3, 2.75%, 05/17/45	4,638,356	4,727,526
Series 2013-C15, Class ASB, 3.72%, 08/17/46	1,282,755	1,316,743
Series 2014-C22, Class A5, 3.75%, 09/17/57	5,155,000	5,470,349

Federal agency mortgage-backed obligations—3.4%
Fannie Mae Pool,
Series 4126, Class MA, 2.00%, 09/01/30	17,071,079	17,531,344
Series 4148, Class MA, 2.00%, 10/01/30	1,485,995	1,526,060
Series 4279, Class MA, 2.00%, 03/01/36	1,755,450	1,802,780
Series 5796, Class AN, 3.03%, 06/01/27	4,074,336	4,301,639
Series 387770, 3.63%, 07/01/28	4,760,000	5,192,334
Freddie Mac Pool,
Series 5034, Class RD, 2.00%, 09/01/30	6,442,143	6,615,835
Series 5039, Class RD, 2.00%, 10/01/30	3,644,392	3,742,651
Total mortgage and asset-backed securities (cost $176,058,681)		171,731,280

FOREIGN GOVERNMENT BONDS—9.0%	Principal Amount	Value
Brazil Notas do Tesouro Nacional,
Series F, 10.00%, 01/01/23	$ 16,588,500	$ 29,663,931
Series F, 10.00%, 01/01/27	14,500,000	24,506,665
Series F, 10.00%, 01/01/31	15,000,000	24,396,116
Malaysia Government Bond, 3.62%, 11/30/21	25,590,000	6,188,209
Mexican Bonos, 5.75%, 03/05/26	4,990,595	22,886,973
Mexico Government International Bond, 4.00%, 10/02/23	1,545,000	1,638,442
Total foreign government bonds (cost $112,245,370)		109,280,336

U.S. TREASURIES—37.3%
U.S. Treasury Bonds, 1.75%, 08/15/41	13,955,000	13,433,868
U.S. Treasury Notes,
0.13%, 04/30/22	143,850,000	143,872,476
0.75%, 05/31/26	190,950,000	187,585,998
0.88%, 09/30/26	110,495,000	108,880,736
Total U.S. Treasuries (cost $454,687,233)		453,773,078

MEDIUM-TERM NOTES—0.0%
Citigroup Global Markets Holdings, Inc., Series N,
11/24/21*	194,000	64,084
11/24/21*	194,000	70,961
12/22/21*	194,000	95,230
12/22/21*	194,000	95,575
Total medium-term notes (cost $776,000)		325,850

SHORT-TERM INVESTMENTS—1.6%
U.S. Treasury Bills, ZCI, 0.05%, 03/24/22	19,875,000	19,870,316
Total short-term investments (cost $19,871,408)		19,870,316

Total investment portfolio (cost $1,035,880,621)—85.9%		1,044,262,447

Other assets in excess of liabilities—14.1%		171,717,707

Total net assets—100.0%		$1,215,980,154

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

VR—Variable rate security. Interest rate adjusts periodically based on changes in current interest rates. Rate shown is the rate in effect as of the date of this report.

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

* These securities do not pay interest and do not guarantee full repayment of principal at maturity. Instead, the securities offer a payment at maturity that may be greater than or less than the stated principal amount, depending on the performance of each of the S&P 500 Index (“SPX”) and the 10-year constant maturity swap rate (“CMS10”) (each, an “underlying”) from its initial underlying value to its final underlying value.

32	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2021

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)

Asset allocation (unaudited)
Security type	Percent of net assets
U.S. Treasuries	37.3%
Corporate bonds	23.8%
Mortgage and asset-backed securities	14.2%
Foreign government bonds	9.0%
Short-term investments	1.6%
Medium-term notes	0.0%

FUTURES CONTRACTS—LONG
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Euro BOBL Future^	12/08/21	1,618	$251,229,065	$250,186,324	$(1,042,741)

FUTURES CONTRACTS—SHORT
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Euro BUXL 30 Year Bond^	12/08/21	(247)	$(59,782,314)	$(59,670,608)	$111,706
U.S. Treasury Long Bond	12/21/21	(143)	(23,417,321)	(23,000,656)	416,665
Total futures contracts					$(514,370)

There is $2,407,416 of variation margin due to the broker from the Fund as of the date of this report.

^ These futures contracts are denominated in Euro. Notional Value at Trade Date, Notional Value at October 31, 2021 and Unrealized Appreciation (Depreciation) have been translated into U.S. Dollars as of October 31, 2021.

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Central Clearing Party	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American Investment Grade Index Series 37	Baa2/BBB	Sell	Receive	1%/Quarterly	12/20/26	$168,450,000	$4,163,854	$4,048,673	$115,181
Total swap contracts							$168,450,000	$4,163,854	$4,048,673	$115,181

There is $120,301 of variation margin due from the Fund to the broker as of the date of this report.

(a) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying notes are an integral part of the financial statements.	33

Investment Portfolios

10.31.2021

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)

FORWARD CONTRACTS
Currency to be Received		Currency to be Delivered		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
U.S. Dollar	89,187,218	Brazilian Real	464,710,000	11/03/21	J.P. Morgan	$6,931,109
U.S. Dollar	78,522,785	Brazilian Real	448,530,000	01/12/22	J.P. Morgan	386,775
U.S. Dollar	8,695,948	Mexican Peso	176,276,000	11/22/21	J.P. Morgan	165,812
Brazilian Real	464,710,000	U.S. Dollar	82,615,111	11/03/21	J.P. Morgan	(359,002)
Colombian Peso	66,423,240,000	U.S. Dollar	17,439,414	01/14/22	J.P. Morgan	103,458
Japanese Yen	6,264,500,000	U.S. Dollar	57,447,443	11/18/21	J.P. Morgan	(2,476,195)
Japanese Yen	100,000,000	U.S. Dollar	913,188	11/18/21	J.P. Morgan	(35,684)
South Korean Won	19,300,000,000	U.S. Dollar	16,492,203	01/27/22	J.P. Morgan	(6,339)
Mexican Peso	176,276,000	U.S. Dollar	8,713,206	11/22/21	J.P. Morgan	(183,070)
Total forward contracts						$4,526,864

34	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2021

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund

Assets
Investments—unaffiliated, at value (a)	$636,379,520	$11,165,123	$973,873,985	$8,728,435,965
Cash	10,244,727	539,016	18,487,668	37,801,368
Receivable for investments sold	5,188,713	—	—	—
Receivable for fund shares sold	480,230	5,388	792,351	3,677,705
Receivable for dividends and interest, net	321,096	29,068	1,225,673	99,015
Receivable for foreign tax reclaims	4,438	55,089	95,876	—
Receivable due from adviser, net	—	33,882	—	—
Prepaid expenses	11,302	7,165	10,013	67,330
Total assets	652,630,026	11,834,731	994,485,566	8,770,081,383

Liabilities
Payable for investments purchased	7,750,770	—	—	—
Payable for fund shares redeemed	287,338	6,540	1,521,541	5,089,104
Accrued custody fees	4,758	9,930	5,270	39,076
Accrued investment advisory fees, net	251,663	—	361,632	3,659,445
Accrued administrative fees	51,870	982	81,915	719,149
Accrued distribution fees	56,740	2,283	114,630	334,106
Accrued shareholder servicing fees	57,450	1,408	69,426	465,975
Accrued professional fees	27,307	30,487	28,365	28,823
Accrued internal audit fees	469	469	469	469
Accrued trustees compensation	17,682	17,682	17,682	17,682
Accrued officers compensation	893	892	893	893
Other accrued expenses	29,007	10,746	45,748	249,893
Total liabilities	8,535,947	81,419	2,247,571	10,604,615
Net assets	644,094,079	11,753,312	992,237,995	8,759,476,768

Net assets consists of
Paid-in capital	220,032,794	10,055,724	549,071,468	3,910,686,444
Total distributable earnings (loss)	424,061,285	1,697,588	443,166,527	4,848,790,324
Net assets	644,094,079	11,753,312	992,237,995	8,759,476,768

Net assets, at market value
Class A	222,390,370	3,698,560	234,268,186	941,709,914
Class C	14,161,282	1,717,126	78,857,936	140,940,176
Class I	399,783,674	6,103,069	661,352,214	1,993,123,066
Class R-3	524,724	151,523	1,625,592	52,880,986
Class R-5	5,595,610	4,411	7,573,684	1,065,521,135
Class R-6	1,611,238	63,949	8,109,344	4,560,574,005
Class Y	27,181	14,674	451,039	4,727,486

NAV, offering and redemption price per share (b)
Class A	$64.23	$21.00	$26.51	$104.16
Class A maximum offering price (c)	67.43	22.05	27.83	109.35
Class C	40.66	20.56	25.17	79.34
Class I	68.46	20.99	26.43	111.62
Class R-3	60.77	20.69	26.39	99.82
Class R-5	68.21	21.00	26.46	111.26
Class R-6	67.92	21.06	26.39	112.71
Class Y	68.16	20.89	26.37	110.11

Shares of beneficial interest outstanding
Class A	3,462,388	176,132	8,836,211	9,040,610
Class C	348,254	83,535	3,133,603	1,776,377
Class I	5,839,775	290,764	25,021,454	17,856,589
Class R-3	8,635	7,325	61,592	529,772
Class R-5	82,038	210	286,235	9,576,605
Class R-6	23,721	3,037	307,317	40,461,549
Class Y	399	702	17,104	42,934

(a) Identified cost	$253,519,544	$9,627,321	$607,323,663	$4,612,656,197

(b) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(c) The maximum offering price is computed as 100/95.25 of NAV.

The accompanying notes are an integral part of the financial statements.	35

Statements of Assets and Liabilities

10.31.2021

	Carillon Eagle Small Cap Growth Fund	Carillon Scout International Fund	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund

Assets
Investments—unaffiliated, at value (a)(b)	$2,305,834,737	$495,461,526	$4,908,300,104	$395,374,530
Investments—affiliated, at value (c)(d)	59,251,997	—	—	—
Cash	7,327,942	8,465,103	34,086,641	1,076,362
Receivable for investments sold	166,548	—	21,764,065	—
Receivable for fund shares sold	1,056,974	317,383	9,023,573	130,773
Receivable for dividends and interest, net	243,317	907,701	1,546,516	54,313
Receivable for foreign tax reclaims	—	3,837,802	8,341	—
Prepaid expenses	27,019	7,844	28,724	7,065
Total assets	2,373,908,534	508,997,359	4,974,757,964	396,643,043

Liabilities
Payable for securities lending collateral received	22,485,811	14,868,593	16,783,838	—
Payable for investments purchased	—	—	32,326,440	—
Payable for fund shares redeemed	3,011,105	316,508	6,471,558	427,152
Accrued custody fees	11,228	20,585	23,271	5,440
Accrued investment advisory fees, net	1,053,685	276,850	2,940,286	198,918
Accrued administrative fees	197,996	41,372	407,908	33,155
Accrued distribution fees	134,161	331	35,170	6,863
Accrued shareholder servicing fees	202,702	39,090	376,713	29,608
Accrued professional fees	28,368	30,332	28,380	28,810
Accrued internal audit fees	469	469	469	469
Accrued trustees compensation	17,682	17,682	17,682	17,682
Accrued officers compensation	893	893	893	893
Other accrued expenses	115,975	41,775	179,533	23,542
IRS compliance fee and related expenses for withholding tax claims	—	2,450,984	—	—
Total liabilities	27,260,075	18,105,464	59,592,141	772,532
Net assets	2,346,648,459	490,891,895	4,915,165,823	395,870,511

Net assets consists of
Paid-in capital	683,158,054	234,964,420	3,209,467,844	169,327,454
Total distributable earnings (loss)	1,663,490,405	255,927,475	1,705,697,979	226,543,057
Net assets	2,346,648,459	490,891,895	4,915,165,823	395,870,511

Net assets, at market value
Class A	384,313,707	1,008,222	33,202,264	18,386,468
Class C	34,193,702	133,131	30,758,007	3,440,539
Class I	776,946,294	486,130,099	4,559,805,836	361,936,582
Class R-3	60,381,168	12,272	4,939,209	191,986
Class R-5	105,847,143	12,542	4,344,118	25,869
Class R-6	984,941,977	3,580,006	278,242,622	11,736,120
Class Y	24,468	15,623	3,873,767	152,947

NAV, offering and redemption price per share (e)
Class A	$61.37	$19.85	$27.73	$39.48
Class A maximum offering price (f)	64.43	20.84	29.11	41.45
Class C	34.57	19.55	27.14	38.19
Class I	67.29	20.05	27.90	39.88
Class R-3	57.51	19.88	27.48	38.92
Class R-5	67.76	20.05	27.74	39.74
Class R-6	68.96	20.05	27.88	40.06
Class Y	65.82	19.94	27.70	39.38

Shares of beneficial interest outstanding
Class A	6,262,423	50,804	1,197,244	465,769
Class C	989,151	6,810	1,133,382	90,100
Class I	11,545,961	24,243,306	163,454,574	9,075,329
Class R-3	1,049,976	617	179,706	4,933
Class R-5	1,562,204	625	156,611	651
Class R-6	14,283,042	178,594	9,980,635	292,981
Class Y	372	783	139,864	3,884

(a) Identified cost	$1,241,983,456	$284,803,467	$3,618,262,027	$221,854,445

(b) Includes securities on loan, at value	$16,379,563	$14,285,703	$16,472,548	$—

(c) Identified cost	$41,364,687	$—	$—	$—

(d) Includes securities on loan, at value	$5,212,000	$—	$—	$—

(e) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(f) The maximum offering price is computed as 100/95.25 of NAV.

36	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2021

	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Assets
Investments—unaffiliated, at value (a)(b)	$467,876,063	$1,141,191,207	$1,044,262,447
Unrealized appreciation—open forward contracts	—	3,811,960	7,587,154
Cash	46,028,781	80,801,355	155,064,565
Foreign currency (cost of $—, $—, and $909,554)	—	—	906,605
Deposit at broker—open swap contracts	332,955	5,362,020	4,310,767
Deposit at broker—open futures contracts	—	1,447,228	1,977,775
Segregated cash—open forward contracts and/or TBA transactions	—	4,030,000	2,300,000
Receivable for investments sold	27,324,533	92,675,340	146,085,000
Receivable for fund shares sold	961,337	1,175,784	4,211,754
Receivable for dividends and interest, net	1,779,136	4,631,729	4,537,077
Prepaid expenses	9,630	14,782	10,900
Total assets	544,312,435	1,335,141,405	1,371,254,044

Liabilities
Payable for securities lending collateral received	—	624,960	—
Unrealized depreciation—open forward contracts	—	290,196	3,060,290
Variation margin payable—open swap contracts	9,234	149,931	120,301
Variation margin payable—open futures contracts	—	952,670	2,407,416
Payable for investments purchased	35,578,057	92,247,136	148,153,914
Payable for fund shares redeemed	2,118,805	3,703,768	984,256
Accrued custody fees	4,966	13,731	18,953
Accrued investment advisory fees, net	67,464	170,872	235,534
Accrued administrative fees	43,800	106,633	101,737
Accrued distribution fees	20,930	23,788	9,602
Accrued shareholder servicing fees	51,297	105,828	95,484
Accrued professional fees	31,022	31,172	31,172
Accrued internal audit fees	469	469	469
Accrued trustees compensation	17,682	17,682	17,682
Accrued officers compensation	893	893	893
Other accrued expenses	42,790	56,904	36,187
Total liabilities	37,987,409	98,496,633	155,273,890
Net assets	506,325,026	1,236,644,772	1,215,980,154

Net assets consists of
Paid-in capital	513,185,304	1,235,383,767	1,192,148,725
Total distributable earnings (loss)	(6,860,278)	1,261,005	23,831,429
Net assets	506,325,026	1,236,644,772	1,215,980,154

Net assets, at market value
Class A	4,260,387	6,841,537	5,090,787
Class C	12,723,774	6,385,815	2,264,068
Class I	446,541,887	1,142,072,378	1,109,751,645
Class R-3	124,123	151,650	11,535
Class R-5	12,315	12,393	163,987
Class R-6	1,092,009	3,765,447	67,965,589
Class Y	41,570,531	77,415,552	30,732,543

NAV, offering and redemption price per share (c)
Class A	$12.66	$34.45	$12.79
Class A maximum offering price (d)	13.15	35.79	13.29
Class C	12.60	34.35	12.72
Class I	12.67	34.54	12.80
Class R-3	12.67	34.47	12.77
Class R-5	12.68	34.54	12.80
Class R-6	12.68	34.54	12.80
Class Y	12.66	34.48	12.86

Shares of beneficial interest outstanding
Class A	336,633	198,608	398,093
Class C	1,009,842	185,891	178,015
Class I	35,233,778	33,067,618	86,691,460
Class R-3	9,800	4,400	903
Class R-5	971	359	12,812
Class R-6	86,108	109,014	5,308,819
Class Y	3,282,594	2,245,074	2,390,062

(a) Identified cost	$465,385,389	$1,133,169,698	$1,035,880,621

(b) Includes securities on loan, at value	$—	$610,836	$—

(c) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(d) The maximum offering price is computed as 100/96.25 of NAV.

The accompanying notes are an integral part of the financial statements.	37

Statements of Operations

11.1.2020 to 10.31.2021

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund

Investment income
Dividends—unaffiliated	$4,755,263	$332,363	$21,725,803	$29,072,626
Less: foreign taxes withheld	—	(27,356)	—	(379,086)
Interest	202	7	1,103	4,636
Securities lending, net (Note 7)	1,551	62	—	18,963
Total investment income	4,757,016	305,076	21,726,906	28,717,139

Expenses
Investment advisory fees	3,337,952	69,452	4,036,701	41,212,961
Administrative fees:
Class A	200,532	3,213	207,915	914,829
Class C	13,519	1,670	81,733	140,690
Class I	335,119	4,427	604,476	1,865,376
Class R-3	454	487	1,393	51,730
Class R-5	5,323	4	7,439	990,275
Class R-6	1,356	109	5,874	4,125,436
Class Y	23	13	346	4,256
Distribution and service fees:
Class A	501,329	8,032	519,787	2,287,074
Class C	135,190	16,695	817,331	1,406,896
Class R-3	2,272	2,432	6,962	258,648
Class Y	57	34	864	10,639
Shareholder servicing fees:
Class A	152,805	2,570	208,886	1,346,305
Class C	9,224	1,129	66,746	113,978
Class I	290,304	3,099	458,287	1,638,613
Class R-3	603	859	2,017	74,178
Class R-5	4,523	—	7,330	986,833
Class Y	—	—	419	6,186
Custodian fees	18,879	48,516	25,165	210,675
Professional fees	97,564	102,512	98,307	98,657
State registration fees	114,529	93,023	115,853	181,113
Trustees compensation	64,613	64,614	64,613	64,613
Officers compensation	10,027	10,027	10,027	10,027
Internal audit fees	5,095	5,095	5,095	5,095
Interest expense on line of credit	1,715	158	18	—
Other expenses	174,763	76,048	271,871	1,411,339
Total expenses before adjustments	5,477,770	514,218	7,625,455	59,416,422

Fees and expenses waived	(838,750)	(370,350)	—	—
Recovered fees previously waived by Manager	12	6	—	—
Total expenses after adjustments	4,639,032	143,874	7,625,455	59,416,422

Net investment income (loss)	117,984	161,202	14,101,451	(30,699,283)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments—unaffiliated	42,101,898	1,248,130	76,619,027	788,254,782
Foreign currency transactions	—	(841)	(1,733)	—
Net realized gain (loss)	42,101,898	1,247,289	76,617,294	788,254,782
Net change in unrealized appreciation (depreciation) on
investments—unaffiliated and foreign currency translations	155,328,378	1,603,556	188,176,123	1,707,606,419
Net gain (loss) on investments	197,430,276	2,850,845	264,793,417	2,495,861,201

Net increase (decrease) in assets resulting from operations	197,548,260	3,012,047	278,894,868	2,465,161,918

38	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.1.2020 to 10.31.2021

	Carillon Eagle Small Cap Growth Fund	Carillon Scout International Fund	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund

Investment income
Dividends—unaffiliated	$9,323,725	$13,416,611	$40,901,482	$1,431,640
Less: foreign taxes withheld	(141,993)	(1,523,743)	(86,040)	(177)
Interest	1,699	705	1,560	127
Securities lending, net (Note 7)	745,347	75,202	122,866	4,071
Non-recurring income and associated expense amounts:
Foreign withholding tax claims and interest	—	7,031,854	—	—
Less: IRS compliance fee and related expenses for withholding tax claims	—	(2,450,984)	—	—
Total investment income	9,928,778	16,549,645	40,939,868	1,435,661

Expenses
Investment advisory fees	15,566,420	3,782,244	30,578,871	2,420,110
Administrative fees:
Class A	399,643	972	27,590	17,048
Class C	43,978	120	26,320	5,075
Class I	885,353	510,596	3,916,272	368,919
Class R-3	65,592	12	4,472	194
Class R-5	158,455	12	3,424	33
Class R-6	1,410,234	3,856	241,225	11,904
Class Y	29	15	6,250	178
Distribution and service fees:
Class A	999,107	2,430	68,975	42,619
Class C	439,778	1,197	263,198	50,747
Class R-3	327,960	59	22,358	972
Class Y	73	36	15,625	446
Shareholder servicing fees:
Class A	580,467	1,264	23,374	15,516
Class C	41,958	86	26,447	5,118
Class I	945,353	468,531	3,736,176	344,902
Class R-3	92,034	—	6,546	257
Class R-5	170,679	—	2,654	16
Class Y	—	—	9,184	90
Custodian fees	82,810	113,203	120,140	26,964
Professional fees	98,325	101,509	98,395	98,578
State registration fees	147,286	94,662	247,411	98,824
Trustees compensation	64,613	64,613	64,613	64,613
Officers compensation	10,027	10,027	10,027	10,027
Internal audit fees	5,095	5,095	5,095	5,095
Interest expense on line of credit	18,466	2,617	12,021	299
Other expenses	664,036	265,919	854,746	140,604
Total expenses before adjustments	23,217,771	5,429,075	40,391,409	3,729,148

Fees and expenses waived	—	(219,930)	—	—
Recovered fees previously waived by Manager	100	73	—	408
Total expenses after adjustments	23,217,871	5,209,218	40,391,409	3,729,556

Net investment income (loss)	(13,289,093)	11,340,427	548,459	(2,293,895)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments—unaffiliated	866,421,655	49,061,219	536,578,876	59,157,671
Investments—affiliated	12,677,290	—	—	—
Foreign currency transactions	—	(93,684)	—	—
Net realized gain (loss)	879,098,945	48,967,535	536,578,876	59,157,671
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated and foreign currency translations	62,894,592	113,884,491	730,465,259	74,648,537
Investments —affiliated	(5,100,875)	—	—	—
Net change in unrealized appreciation (depreciation)	57,793,717	113,884,491	730,465,259	74,648,537

Net gain (loss) on investments	936,892,662	162,852,026	1,267,044,135	133,806,208

Net increase (decrease) in assets resulting from operations	923,603,569	174,192,453	1,267,592,594	131,512,313

Excluding non-recurring items in the Carillon Scout International Fund, net investment income would have been $6,759,557 and net increase in assets resulting from operations would have been $169,611,583.

The accompanying notes are an integral part of the financial statements.	39

Statements of Operations

11.1.2020 to 10.31.2021

	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Investment income
Interest	$7,730,133	$19,097,761	$15,538,738
Securities lending, net (Note 7)	142	1,074	704
Total investment income	7,730,275	19,098,835	15,539,442

Expenses
Investment advisory fees	2,422,085	5,295,774	6,567,480
Administrative fees:
Class A	4,236	7,036	2,089
Class C	12,791	6,497	2,181
Class I	537,264	1,215,158	980,730
Class R-3	86	119	12
Class R-5	12	12	137
Class R-6	890	2,146	58,959
Class Y	50,243	92,974	50,473
Distribution and service fees:
Class A	10,590	17,590	5,223
Class C	127,906	64,974	21,807
Class R-3	432	597	58
Class Y	125,607	232,436	126,183
Shareholder servicing fees:
Class A	3,639	6,013	1,469
Class C	9,206	7,371	2,133
Class I	540,427	1,101,105	890,071
Class R-3	97	117	—
Class R-5	—	—	110
Class Y	81,174	130,948	66,854
Custodian fees	24,066	66,903	83,899
Professional fees	103,751	103,851	103,852
State registration fees	183,551	192,424	132,389
Trustees compensation	64,613	64,613	64,613
Officers compensation	10,027	10,027	10,027
Internal audit fees	5,095	5,095	5,095
Other expenses	193,541	350,504	228,585
Total expenses before adjustments	4,511,329	8,974,284	9,404,429

Fees and expenses waived	(1,723,662)	(3,202,961)	(3,809,845)
Recovered fees previously waived by Manager	—	—	6
Total expenses after adjustments	2,787,667	5,771,323	5,594,590

Net investment income (loss)	4,942,608	13,327,512	9,944,852

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments—unaffiliated	(9,147,190)	(9,612,102)	16,822,385
Short investments—unaffiliated	—	—	(728,326)
Foreign currency transactions	—	20,421	(2,303,217)
Swap contracts	836,379	3,692,462	6,519,637
Futures contracts	—	(570,219)	1,701,522
Forward contracts	—	(1,640,237)	(1,512,606)
Net realized gain (loss)	(8,310,811)	(8,109,675)	20,499,395
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated and foreign currency translations	(3,956,013)	(19,870,823)	(15,672,080)
Swap contracts	280,238	(441,695)	(990,022)
Futures contracts	—	(1,477,760)	(1,657,199)
Forward contracts	—	3,512,013	4,856,434
Net change in unrealized appreciation (depreciation)	(3,675,775)	(18,278,265)	(13,462,867)

Net gain (loss) on investments	(11,986,586)	(26,387,940)	7,036,528

Net increase (decrease) in assets resulting from operations	(7,043,978)	(13,060,428)	16,981,380

40	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Carillon ClariVest Capital Appreciation Fund		Carillon ClariVest International Stock Fund		Carillon Eagle Growth & Income Fund		Carillon Eagle Mid Cap Growth Fund

	11/1/20 to 10/31/21	11/1/19 to 10/31/20	11/1/20 to 10/31/21	11/1/19 to 10/31/20	11/1/20 to 10/31/21	11/1/19 to 10/31/2020	11/1/20 to 10/31/21	11/1/19 to 10/31/20

Net assets, beginning of period	$465,275,149	$552,809,713	$8,341,303	$12,352,406	$741,554,876	$850,678,567	$6,618,025,126	$5,675,842,664
Increase (decrease) in net assets from operations
Net investment income (loss)	117,984	1,270,784	161,202	111,558	14,101,451	14,038,837	(30,699,283)	(15,482,564)
Net realized gain (loss)	42,101,898	69,687,974	1,247,289	(289,347)	76,617,294	26,564,819	788,254,782	165,004,852
Net change in unrealized appreciation (depreciation)	155,328,378	27,523,893	1,603,556	(1,185,046)	188,176,123	(67,069,287)	1,707,606,419	1,222,053,595
Net increase (decrease) in net assets resulting from operations	197,548,260	98,482,651	3,012,047	(1,362,835)	278,894,868	(26,465,631)	2,465,161,918	1,371,575,883
Distributions to shareholders from earnings	(68,705,690)	(9,404,640)	(75,569)	(264,615)	(41,379,128)	(38,791,967)	(166,160,322)	(123,370,282)
Fund share transactions
Proceeds from shares sold-Class A	7,225,814	5,582,870	799,435	298,859	44,038,316	42,343,623	159,446,649	124,253,615
Issued as reinvestment of distributions-Class A	24,692,681	2,701,879	22,333	82,285	7,437,132	7,325,858	18,726,911	15,165,127
Cost of shares redeemed-Class A	(25,277,169)	(39,488,649)	(514,433)	(1,270,530)	(36,349,151)	(43,229,508)	(281,953,398)	(223,920,205)
Proceeds from shares sold-Class C	896,180	1,956,290	257,965	123,484	8,475,970	10,591,697	8,482,961	8,582,943
Issued as reinvestment of distributions-Class C	2,718,143	283,954	1,250	31,319	2,978,724	3,799,739	4,229,943	3,676,590
Cost of shares redeemed-Class C	(4,176,638)	(7,198,165)	(501,512)	(469,505)	(33,449,722)	(58,850,310)	(44,382,555)	(39,900,479)
Proceeds from shares sold-Class I	79,241,131	83,485,215	2,017,047	422,125	122,277,593	194,944,211	303,120,924	317,661,447
Issued as reinvestment of distributions-Class I	38,966,589	5,798,006	42,418	127,407	21,909,283	19,217,714	35,287,069	25,368,163
Cost of shares redeemed-Class I	(73,737,533)	(178,723,660)	(561,134)	(1,795,652)	(127,707,382)	(175,620,484)	(424,096,244)	(412,568,501)
Proceeds from shares sold-Class R-3	54,135	110,953	62,923	67,922	359,985	211,680	13,804,066	10,249,187
Issued as reinvestment of distributions-Class R-3	55,541	10,905	6,690	18,661	54,617	59,040	1,200,286	971,697
Cost of shares redeemed-Class R-3	(29,092)	(666,786)	(1,051,457)	(12,280)	(201,437)	(705,167)	(20,885,838)	(20,000,532)
Proceeds from shares sold-Class R-5	6,691,034	1,933,209	—	—	1,922,476	4,120,449	273,863,617	172,067,834
Issued as reinvestment of distributions-Class R-5	673,814	132,614	41	86	340,420	258,262	19,714,798	15,871,744
Cost of shares redeemed-Class R-5	(8,435,060)	(5,105,665)	—	—	(3,569,456)	(760,765)	(319,883,074)	(294,194,222)
Proceeds from shares sold-Class R-6	761,333	2,355,007	14,930	20,882	5,058,007	1,507,836	924,109,834	770,104,029
Issued as reinvestment of distributions-Class R-6	148,117	21,772	1,825	3,942	200,102	113,056	80,238,573	56,868,257
Cost of shares redeemed-Class R-6	(498,010)	(49,804,596)	(125,080)	(32,832)	(856,755)	(49,216,768)	(908,509,797)	(835,514,567)
Proceeds from shares sold-Class Y	3,000	3,526	2,192	—	264,800	43,797	891,474	1,233,139
Issued as reinvestment of distributions-Class Y	2,350	213	104	174	11,764	4,945	85,197	81,660
Cost of shares redeemed-Class Y	—	(1,467)	(6)	—	(27,907)	(24,998)	(1,041,350)	(2,080,065)
Net increase (decrease) from fund share transactions	49,976,360	(176,612,575)	475,531	(2,383,653)	13,167,379	(43,866,093)	(157,549,954)	(306,023,139)
Increase (decrease) in net assets	178,818,930	(87,534,564)	3,412,009	(4,011,103)	250,683,119	(109,123,691)	2,141,451,642	942,182,462
Net assets, end of period	644,094,079	465,275,149	11,753,312	8,341,303	992,237,995	741,554,876	8,759,476,768	6,618,025,126

Shares issued and redeemed
Shares sold-Class A	131,441	119,189	39,353	18,006	1,868,908	2,107,647	1,740,398	1,891,163
Issued as reinvestment of distributions-Class A	487,709	59,697	1,241	4,651	331,240	356,857	207,110	232,025
Shares redeemed-Class A	(457,323)	(824,102)	(26,409)	(81,632)	(1,517,347)	(2,170,820)	(3,034,864)	(3,385,827)
Shares sold-Class C	25,181	63,516	13,027	7,897	377,216	550,997	119,600	165,543
Issued as reinvestment of distributions-Class C	84,257	9,095	71	1,796	141,804	191,550	61,047	72,417
Shares redeemed-Class C	(121,369)	(219,333)	(26,556)	(30,313)	(1,492,703)	(3,086,051)	(633,930)	(766,640)
Shares sold-Class I	1,313,257	1,723,223	95,518	26,195	5,226,783	9,633,655	3,069,596	4,495,476
Issued as reinvestment of distributions-Class I	724,017	121,577	2,366	7,223	976,671	937,696	365,139	364,852
Shares redeemed-Class I	(1,247,081)	(3,695,840)	(29,573)	(119,236)	(5,353,901)	(9,147,975)	(4,267,021)	(5,845,668)
Shares sold-Class R-3	1,033	2,527	3,363	4,667	15,188	10,487	155,656	156,224
Issued as reinvestment of distributions-Class R-3	1,157	252	376	1,066	2,453	2,871	13,822	15,426
Shares redeemed-Class R-3	(515)	(14,127)	(54,887)	(809)	(8,492)	(37,952)	(233,607)	(315,424)
Shares sold-Class R-5	113,251	38,282	—	—	84,457	193,872	2,757,998	2,404,350
Issued as reinvestment of distributions-Class R-5	12,566	2,790	2	5	15,231	12,847	204,638	228,930
Shares redeemed-Class R-5	(141,446)	(102,877)	—	—	(156,265)	(38,890)	(3,185,565)	(4,171,472)
Shares sold-Class R-6	13,097	50,205	795	1,350	218,329	72,027	9,224,959	10,681,012
Issued as reinvestment of distributions-Class R-6	2,776	460	102	223	8,757	5,561	822,875	811,360
Shares redeemed-Class R-6	(8,201)	(1,038,147)	(6,290)	(2,036)	(35,042)	(2,223,922)	(9,039,986)	(11,912,010)
Shares sold-Class Y	53	75	129	—	11,614	2,181	8,912	18,538
Issued as reinvestment of distributions-Class Y	44	4	6	10	520	241	891	1,183
Shares redeemed-Class Y	—	(33)	—	—	(1,121)	(1,224)	(10,698)	(28,547)
Shares issued and redeemed	933,904	(3,703,567)	12,634	(160,937)	714,300	(2,628,345)	(1,653,030)	(4,887,089)

The accompanying notes are an integral part of the financial statements.	41

Statements of Changes in Net Assets

	Carillon Eagle Small Cap Growth Fund		Carillon Scout International Fund		Carillon Scout Mid Cap Fund		Carillon Scout Small Cap Fund

	11/1/20 to 10/31/21	11/1/19 to 10/31/20	11/1/20 to 10/31/21	11/1/19 to 10/31/20	11/1/20 to 10/31/21	11/1/19 to 10/31/20	11/1/20 to 10/31/21	11/1/19 to 10/31/20

Net assets, beginning of period	$2,876,211,347	$ 4,117,406,587	$454,817,921	$715,148,809	$2,805,727,211	$2,862,557,939	$294,939,896	$323,732,772
Increase (decrease) in net assets from operations
Net investment income (loss)	(13,289,093)	(15,235,473)	11,340,427	9,344,854	548,459	9,319,324	(2,293,895)	(1,084,662)
Net realized gain (loss) on investments	879,098,945	514,231,113	48,967,535	47,408,984	536,578,876	(9,363,737)	59,157,671	26,197,453
Net change in unrealized appreciation (depreciation)	57,793,717	61,223,572	113,884,491	(134,329,717)	730,465,259	208,954,473	74,648,537	(4,653,870)
Net increase (decrease) in net assets resulting from operations	923,603,569	560,219,212	174,192,453	(77,575,879)	1,267,592,594	208,910,060	131,512,313	20,458,921
Distributions to shareholders from earnings	(511,775,483)	(247,721,477)	(45,202,786)	(54,505,922)	(79,310,015)	(21,249,113)	(27,973,047)	(12,635,960)
Fund share transactions
Proceeds from shares sold-Class A	72,748,634	66,347,807	87,464	162,688	12,526,852	6,369,560	3,779,223	1,357,447
Issued as reinvestment of distributions-Class A	60,001,335	23,572,114	77,987	71,457	458,034	119,596	1,100,799	476,303
Cost of shares redeemed-Class A	(132,257,396)	(184,745,586)	(127,570)	(244,309)	(7,200,825)	(9,785,874)	(2,537,871)	(2,621,717)
Proceeds from shares sold-Class C	2,944,863	2,650,593	60,179	48,568	7,884,267	3,954,887	156,981	147,789
Issued as reinvestment of distributions-Class C	13,686,709	5,954,687	8,947	12,118	438,271	12,987	493,427	285,548
Cost of shares redeemed-Class C	(30,957,718)	(31,542,856)	(51,201)	(90,051)	(4,057,894)	(6,303,570)	(4,078,779)	(3,063,492)
Proceeds from shares sold-Class I	142,641,031	127,454,647	12,480,786	27,006,981	1,632,392,757	591,970,909	64,910,572	34,549,244
Issued as reinvestment of distributions-Class I	117,692,817	49,532,802	44,337,947	53,198,974	67,739,332	18,594,321	24,763,589	11,185,863
Cost of shares redeemed-Class I	(408,322,911)	(499,276,243)	(149,199,597)	(208,690,241)	(817,661,397)	(887,610,514)	(90,225,972)	(80,287,492)
Proceeds from shares sold-Class R-3	10,908,987	8,052,562	—	—	1,581,129	635,093	16,641	20,490
Issued as reinvestment of distributions-Class R-3	11,737,240	4,243,529	905	730	77,809	10,274	14,180	8,966
Cost of shares redeemed-Class R-3	(27,729,272)	(26,356,701)	—	—	(1,015,320)	(530,335)	(38,186)	(146,494)
Proceeds from shares sold-Class R-5	38,396,193	50,441,298	—	—	1,647,038	559,430	—	—
Issued as reinvestment of distributions-Class R-5	36,465,064	21,905,962	926	788	63,485	16,330	2,044	2,651
Cost of shares redeemed-Class R-5	(203,256,824)	(238,700,783)	—	—	(716,898)	(440,149)	(71,139)	(239)
Proceeds from shares sold-Class R-6	268,107,874	222,292,130	537,337	2,493,311	87,233,527	114,197,902	2,605,402	5,914,703
Issued as reinvestment of distributions-Class R-6	241,425,823	126,082,974	344,188	277,069	3,828,565	562,662	877,259	231,607
Cost of shares redeemed-Class R-6	(1,155,618,028)	(1,281,613,020)	(1,476,038)	(2,498,623)	(55,519,435)	(61,148,134)	(4,325,364)	(4,713,887)
Proceeds from shares sold-Class Y	—	12,454	1,010	600	1,328,136	9,172,456	600	35,600
Issued as reinvestment of distributions-Class Y	4,790	755	1,087	853	251,046	122,653	14,776	3,252
Cost of shares redeemed-Class Y	(10,185)	(2,100)	(50)	—	(10,122,446)	(24,972,159)	(66,833)	(1,979)
Net increase (decrease) from fund share transactions	(941,390,974)	(1,553,692,975)	(92,915,693)	(128,249,087)	921,156,033	(244,491,675)	(2,608,651)	(36,615,837)
Increase (decrease) in net assets	(529,562,888)	(1,241,195,240)	36,073,974	(260,330,888)	2,109,438,612	(56,830,728)	100,930,615	(28,792,876)
Net assets, end of period	2,346,648,459	2,876,211,347	490,891,895	454,817,921	4,915,165,823	2,805,727,211	395,870,511	294,939,896

Shares issued and redeemed
Shares sold-Class A	1,223,856	1,395,184	4,619	10,293	487,729	364,588	98,335	50,020
Issued as reinvestment of distributions-Class A	1,053,579	479,303	4,396	3,840	19,709	6,348	31,424	16,813
Shares redeemed-Class A	(2,238,239)	(3,825,063)	(6,747)	(16,236)	(281,098)	(530,468)	(66,508)	(107,532)
Shares sold-Class C	88,279	87,345	3,198	2,883	314,896	217,155	4,160	5,508
Issued as reinvestment of distributions-Class C	424,000	189,459	509	652	19,147	694	14,462	10,249
Shares redeemed-Class C	(915,712)	(1,028,784)	(2,765)	(5,568)	(164,236)	(363,030)	(109,707)	(115,196)
Shares sold-Class I	2,196,036	2,572,621	650,928	1,635,983	63,551,360	33,028,833	1,688,362	1,305,218
Issued as reinvestment of distributions-Class I	1,889,434	936,171	2,479,751	2,844,865	2,904,774	984,347	701,319	392,624
Shares redeemed-Class I	(6,309,719)	(9,879,141)	(7,904,153)	(12,765,651)	(31,908,746)	(50,570,912)	(2,336,734)	(3,146,487)
Shares sold-Class R-3	194,065	180,791	—	—	63,310	35,653	441	766
Issued as reinvestment of distributions-Class R-3	219,470	90,751	50	39	3,370	547	409	319
Shares redeemed-Class R-3	(500,447)	(573,131)	—	—	(39,856)	(30,288)	(1,027)	(5,193)
Shares sold-Class R-5	585,350	980,771	—	—	62,667	33,548	—	—
Issued as reinvestment of distributions-Class R-5	581,302	411,611	51	43	2,738	869	58	93
Shares redeemed-Class R-5	(3,092,063)	(4,875,955)	—	—	(28,314)	(23,872)	(1,892)	(9)
Shares sold-Class R-6	4,010,002	4,253,549	28,492	171,800	3,440,108	5,994,716	67,370	253,166
Issued as reinvestment of distributions-Class R-6	3,785,290	2,337,900	19,271	14,848	164,387	29,818	24,753	8,109
Shares redeemed-Class R-6	(17,501,937)	(24,195,939)	(76,825)	(146,961)	(2,183,062)	(3,334,817)	(110,999)	(168,752)
Shares sold-Class Y	—	249	53	36	54,821	477,857	16	1,673
Issued as reinvestment of distributions-Class Y	78	14	61	46	10,812	6,514	423	115
Shares redeemed-Class Y	(159)	(41)	(3)	—	(392,753)	(1,303,755)	(1,759)	(69)
Shares issued and redeemed	(14,307,535)	(30,462,335)	(4,799,114)	(8,249,088)	36,101,763	(14,975,655)	2,906	(1,498,565)

42	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Carillon Reams Core Bond Fund		Carillon Reams Core Plus Bond Fund		Carillon Reams Unconstrained Bond Fund

	11/1/20 to 10/31/21	11/1/19 to 10/31/20	11/1/20 to 10/31/21	11/1/19 to 10/31/20	11/1/20 to 10/31/21	11/1/19 to 10/31/20
Net assets, beginning of period	$624,171,581	$108,352,118	$1,241,254,330	$ 649,680,517	$ 948,168,113	$964,643,184
Increase (decrease) in net assets from operations
Net investment income (loss)	4,942,608	2,998,000	13,327,512	13,486,692	9,944,852	16,685,765
Net realized gain (loss) on investments	(8,310,811)	11,665,871	(8,109,675)	54,896,871	20,499,395	29,897,136
Net change in unrealized appreciation (depreciation)	(3,675,775)	5,082,023	(18,278,265)	21,121,989	(13,462,867)	17,967,590
Net increase (decrease) in net assets resulting from operations	(7,043,978)	19,745,894	(13,060,428)	89,505,552	16,981,380	64,550,491
Distributions to shareholders from earnings	(17,815,158)	(5,191,093)	(68,592,494)	(27,557,422)	(21,332,749)	(22,475,751)
Fund share transactions
Proceeds from shares sold-Class A	2,645,927	3,586,927	5,927,861	5,500,313	4,468,435	776,344
Issued as reinvestment of distributions-Class A	105,118	41,146	168,196	16,942	24,362	12,459
Cost of shares redeemed-Class A	(2,342,514)	(885,808)	(4,339,112)	(430,617)	(262,971)	(289,665)
Proceeds from shares sold-Class C	5,194,144	10,159,719	2,742,903	5,048,402	1,471,386	1,497,296
Issued as reinvestment of distributions-Class C	235,434	20,471	162,439	11,967	27,393	9,083
Cost of shares redeemed-Class C	(2,812,383)	(314,879)	(1,382,929)	(224,722)	(816,051)	(447,387)
Proceeds from shares sold-Class I	340,253,360	525,280,122	625,742,436	642,700,630	581,892,623	393,842,027
Issued as reinvestment of distributions-Class I	15,690,576	4,997,273	51,334,825	21,847,667	16,978,216	18,567,779
Cost of shares redeemed-Class I	(439,291,961)	(97,658,385)	(592,968,214)	(227,376,941)	(363,315,028)	(481,443,482)
Proceeds from shares sold-Class R-3	93,364	24,646	82,407	70,851	—	—
Issued as reinvestment of distributions-Class R-3	1,143	330	4,494	386	202	208
Cost of shares redeemed-Class R-3	(4,503)	(10)	(11,713)	—	—	—
Proceeds from shares sold-Class R-5	—	—	—	—	153,378	—
Issued as reinvestment of distributions-Class R-5	340	393	635	446	1,285	271
Cost of shares redeemed-Class R-5	—	—	—	—	—	—
Proceeds from shares sold-Class R-6	748,278	624,125	4,504,039	19,584	25,212,844	10,939,439
Issued as reinvestment of distributions-Class R-6	20,639	1,200	69,620	552	1,081,790	945,384
Cost of shares redeemed-Class R-6	(194,303)	(95,962)	(730,556)	(64)	(718,428)	(4,643,690)
Proceeds from shares sold-Class Y	24,882,402	60,918,985	85,343,216	92,881,876	100,565,169	14,187,132
Issued as reinvestment of distributions-Class Y	1,405,708	107,072	5,317,461	787,793	591,350	447,893
Cost of shares redeemed-Class Y	(39,618,188)	(5,542,703)	(104,924,644)	(11,229,382)	(95,192,545)	(12,950,902)
Net increase (decrease) from fund share transactions	(92,987,419)	501,264,662	77,043,364	529,625,683	272,163,410	(58,549,811)
Increase (decrease) in net assets	(117,846,555)	515,819,463	(4,609,558)	591,573,813	267,812,041	(16,475,071)
Net assets, end of period	506,325,026	624,171,581	1,236,644,772	1,241,254,330	1,215,980,154	948,168,113

Shares issued and redeemed
Shares sold-Class A	204,729	277,907	167,021	150,732	345,574	63,117
Issued as reinvestment of distributions-Class A	8,098	3,444	4,721	504	1,887	1,013
Shares redeemed-Class A	(182,110)	(71,323)	(124,265)	(11,795)	(20,295)	(23,400)
Shares sold-Class C	402,786	776,488	77,456	138,675	113,580	121,302
Issued as reinvestment of distributions-Class C	18,114	1,724	4,554	354	2,124	738
Shares redeemed-Class C	(221,318)	(25,673)	(39,860)	(6,280)	(63,242)	(36,983)
Shares sold-Class I	26,342,104	40,365,113	17,649,041	17,876,565	44,891,635	32,045,303
Issued as reinvestment of distributions-Class I	1,209,383	409,847	1,439,650	651,171	1,313,341	1,519,348
Shares redeemed-Class I	(34,263,292)	(7,560,762)	(16,902,368)	(6,638,783)	(28,017,097)	(39,913,138)
Shares sold-Class R-3	7,281	1,856	2,342	1,933	—	—
Issued as reinvestment of distributions-Class R-3	88	28	126	12	16	17
Shares redeemed-Class R-3	(355)	(1)	(337)	—	—	—
Shares sold-Class R-5	—	—	—	—	11,812	—
Issued as reinvestment of distributions-Class R-5	26	33	18	13	99	22
Shares redeemed-Class R-5	—	—	—	—	—	—
Shares sold-Class R-6	58,058	47,435	126,968	544	1,944,350	886,028
Issued as reinvestment of distributions-Class R-6	1,594	94	1,956	16	83,713	77,256
Shares redeemed-Class R-6	(14,724)	(7,263)	(20,796)	(2)	(55,404)	(396,764)
Shares sold-Class Y	1,928,969	4,639,029	2,404,633	2,581,012	7,697,691	1,121,051
Issued as reinvestment of distributions-Class Y	108,143	8,510	149,029	22,971	45,509	36,588
Shares redeemed-Class Y	(3,095,565)	(420,901)	(3,006,328)	(310,936)	(7,297,690)	(1,085,376)
Shares issued and redeemed	(7,487,991)	38,445,585	1,933,561	14,456,706	20,997,603	(5,583,878)

The accompanying notes are an integral part of the financial statements.	43

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest Capital Appreciation Fund
Class A*
11/01/20	10/31/21	$51.65	$(0.08)	$20.42	$20.34	$(0.05)	$(7.71)	$—	$(7.76)	$64.23	1.00	1.11	(0.14)	20	43.42	$222
11/01/19	10/31/20	43.14	0.04	9.19	9.23	(0.13)	(0.59)	—	(0.72)	51.65	1.00	1.15	0.08	31	21.63	170
11/01/18	10/31/19	42.91	0.14	3.75	3.89	(0.06)	(3.60)	—	(3.66)	43.14	1.00	1.14	0.34	49	11.23	170
11/01/17	10/31/18	43.14	0.07	2.40	2.47	—	(2.70)	—	(2.70)	42.91	1.02	1.12	0.15	45	5.83	177
11/01/16	10/31/17	35.05	0.02	10.24	10.26	(0.03)	(2.14)	—	(2.17)	43.14	1.20	1.20	0.07	33	30.84	164
Class C*
11/01/20	10/31/21	35.39	(0.32)	13.30	12.98	—	(7.71)	—	(7.71)	40.66	1.75	1.86	(0.89)	20	42.34	14
11/01/19	10/31/20	29.87	(0.21)	6.32	6.11	—	(0.59)	—	(0.59)	35.39	1.75	1.89	(0.66)	31	20.71	13
11/01/18	10/31/19	31.12	(0.11)	2.46	2.35	—	(3.60)	—	(3.60)	29.87	1.75	1.90	(0.39)	49	10.38	15
11/01/17	10/31/18	32.23	(0.17)	1.76	1.59	—	(2.70)	—	(2.70)	31.12	1.80	1.90	(0.53)	45	5.02	20
11/01/16	10/31/17	26.88	(0.20)	7.69	7.49	—	(2.14)	—	(2.14)	32.23	1.97	1.97	(0.70)	33	29.83	63
Class I*
11/01/20	10/31/21	54.56	0.09	21.70	21.79	(0.18)	(7.71)	—	(7.89)	68.46	0.70	0.87	0.15	20	43.87	400
11/01/19	10/31/20	45.52	0.19	9.70	9.89	(0.26)	(0.59)	—	(0.85)	54.56	0.70	0.89	0.39	31	22.00	276
11/01/18	10/31/19	45.09	0.26	3.97	4.23	(0.20)	(3.60)	—	(3.80)	45.52	0.70	0.90	0.61	49	11.54	314
11/01/17	10/31/18	45.13	0.21	2.51	2.72	(0.06)	(2.70)	—	(2.76)	45.09	0.72	0.88	0.46	45	6.15	203
11/01/16	10/31/17	36.55	0.16	10.68	10.84	(0.12)	(2.14)	—	(2.26)	45.13	0.88	0.88	0.39	33	31.26	119
Class R-3*
11/01/20	10/31/21	49.29	(0.21)	19.40	19.19	—	(7.71)	—	(7.71)	60.77	1.25	1.42	(0.40)	20	43.09	1
11/01/19	10/31/20	41.18	(0.06)	8.76	8.70	—	(0.59)	—	(0.59)	49.29	1.25	1.56	(0.14)	31	21.32	0
11/01/18	10/31/19	41.17	0.05	3.56	3.61	—	(3.60)	—	(3.60)	41.18	1.25	1.58	0.12	49	10.96	1
11/01/17	10/31/18	41.60	(0.04)	2.31	2.27	—	(2.70)	—	(2.70)	41.17	1.29	1.47	(0.11)	45	5.56	1
11/01/16	10/31/17	33.95	(0.10)	9.89	9.79	—	(2.14)	—	(2.14)	41.60	1.51	1.56	(0.28)	33	30.43	1
Class R-5*
11/01/20	10/31/21	54.38	0.10	21.62	21.72	(0.18)	(7.71)	—	(7.89)	68.21	0.70	0.87	0.16	20	43.88	6
11/01/19	10/31/20	45.37	0.19	9.67	9.86	(0.26)	(0.59)	—	(0.85)	54.38	0.70	0.90	0.38	31	22.00	5
11/01/18	10/31/19	44.97	0.27	3.94	4.21	(0.21)	(3.60)	—	(3.81)	45.37	0.70	0.90	0.64	49	11.53	7
11/01/17	10/31/18	44.97	0.18	2.53	2.71	(0.01)	(2.70)	—	(2.71)	44.97	0.72	0.86	0.38	45	6.14	7
11/01/16	10/31/17	36.44	0.17	10.63	10.80	(0.13)	(2.14)	—	(2.27)	44.97	0.89	0.89	0.45	33	31.26	3
Class R-6*
11/01/20	10/31/21	54.19	0.15	21.52	21.67	(0.23)	(7.71)	—	(7.94)	67.92	0.60	0.79	0.24	20	43.99	2
11/01/19	10/31/20	45.16	0.44	9.48	9.92	(0.30)	(0.59)	—	(0.89)	54.19	0.60	0.79	0.95	31	22.26	1
11/01/18	10/31/19	44.77	0.31	3.93	4.24	(0.25)	(3.60)	—	(3.85)	45.16	0.60	0.80	0.73	49	11.67	45
11/01/17	10/31/18	44.82	0.26	2.48	2.74	(0.09)	(2.70)	—	(2.79)	44.77	0.63	0.79	0.55	45	6.23	44
11/01/16	10/31/17	36.35	0.14	10.66	10.80	(0.19)	(2.14)	—	(2.33)	44.82	0.82	0.82	0.34	33	31.36	41
Class Y*
11/01/20	10/31/21	54.39	(0.09)	21.64	21.55	(0.07)	(7.71)	—	(7.78)	68.16	1.00	1.04	(0.15)	20	43.45	0
11/01/19	10/31/20	45.42	0.03	9.68	9.71	(0.15)	(0.59)	—	(0.74)	54.39	1.00	1.62	0.06	31	21.60	0
11/01/18	10/31/19	44.90	0.14	3.99	4.13	(0.01)	(3.60)	—	(3.61)	45.42	1.00	1.73	0.33	49	11.23	0
11/20/17	10/31/18	45.64	0.08	2.00	2.08	(0.12)	(2.70)	—	(2.82)	44.90	1.01	1.55	0.18	45	4.67	0

Carillon ClariVest International Stock Fund
Class A*
11/01/20	10/31/21	15.27	0.33	5.54	5.87	(0.14)	—	—	(0.14)	21.00	1.45	5.16	1.66	80	38.61	4
11/01/19	10/31/20	17.47	0.17	(1.99)	(1.82)	(0.38)	—	—	(0.38)	15.27	1.45	4.90	1.08	54	(10.73)	2
11/01/18	10/31/19	16.92	0.28	0.49	0.77	(0.22)	—	—	(0.22)	17.47	1.45	4.12	1.67	43	4.74	4
11/01/17	10/31/18	18.71	0.28	(1.86)	(1.58)	(0.21)	—	—	(0.21)	16.92	1.45	2.85	1.50	49	(8.56)	5
11/01/16	10/31/17	15.02	0.17	3.71	3.88	(0.19)	—	—	(0.19)	18.71	1.54	3.72	1.03	80	26.15	4
Class C*
11/01/20	10/31/21	14.95	0.17	5.45	5.62	(0.01)	—	—	(0.01)	20.56	2.20	5.90	0.90	80	37.63	2
11/01/19	10/31/20	17.14	0.07	(1.99)	(1.92)	(0.27)	—	—	(0.27)	14.95	2.20	5.74	0.43	54	(11.44)	1
11/01/18	10/31/19	16.53	0.15	0.51	0.66	(0.05)	—	—	(0.05)	17.14	2.20	4.91	0.90	43	4.01	2
11/01/17	10/31/18	18.32	0.04	(1.73)	(1.69)	(0.10)	—	—	(0.10)	16.53	2.20	3.68	0.21	49	(9.28)	3
11/01/16	10/31/17	14.79	0.04	3.65	3.69	(0.16)	—	—	(0.16)	18.32	2.29	4.50	0.27	80	25.21	5

44	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon ClariVest International Stock Fund (cont'd)
Class I*
11/01/20	10/31/21	$ 15.26	$ 0.38	$ 5.55	$ 5.93	$ (0.20)	$ —	$ —	$ (0.20)	$ 20.99	1.15	4.90	1.95	80	39.05	$ 6
11/01/19	10/31/20	17.46	0.23	(2.01)	(1.78)	(0.42)	—	—	(0.42)	15.26	1.15	4.63	1.44	54	(10.51)	3
11/01/18	10/31/19	16.92	0.31	0.51	0.82	(0.28)	—	—	(0.28)	17.46	1.15	3.82	1.88	43	5.07	5
11/01/17	10/31/18	18.70	0.30	(1.82)	(1.52)	(0.26)	—	—	(0.26)	16.92	1.15	2.59	1.60	49	(8.29)	9
11/01/16	10/31/17	15.11	0.23	3.71	3.94	(0.35)	—	—	(0.35)	18.70	1.15	3.28	1.40	80	26.63	8
Class R-3*
11/01/20	10/31/21	15.07	0.15	5.58	5.73	(0.11)	—	—	(0.11)	20.69	1.70	5.47	0.85	80	38.17	0
11/01/19	10/31/20	17.27	0.15	(2.00)	(1.85)	(0.35)	—	—	(0.35)	15.07	1.70	5.26	0.96	54	(11.01)	1
11/01/18	10/31/19	16.74	0.24	0.49	0.73	(0.20)	—	—	(0.20)	17.27	1.70	4.49	1.44	43	4.54	1
11/01/17	10/31/18	18.53	0.19	(1.80)	(1.61)	(0.18)	—	—	(0.18)	16.74	1.70	3.17	1.01	49	(8.80)	1
11/01/16	10/31/17	15.04	0.15	3.67	3.82	(0.33)	—	—	(0.33)	18.53	1.71	3.98	0.89	80	25.91	1
Class R-5*
11/01/20	10/31/21	15.28	0.39	5.53	5.92	(0.20)	—	—	(0.20)	21.00	1.15	4.83	1.97	80	38.95	0
11/01/19	10/31/20	17.48	0.24	(2.02)	(1.78)	(0.42)	—	—	(0.42)	15.28	1.15	6.63	1.49	54	(10.48)	0
11/01/18	10/31/19	16.94	0.33	0.49	0.82	(0.28)	—	—	(0.28)	17.48	1.15	6.06	1.99	43	5.06	0
11/01/17	10/31/18	18.69	0.29	(1.81)	(1.52)	(0.23)	—	—	(0.23)	16.94	1.15	4.65	1.56	49	(8.26)	0
11/01/16	10/31/17	15.11	0.08	3.85	3.93	(0.35)	—	—	(0.35)	18.69	1.15	3.69	0.49	80	26.56	0
Class R-6*
11/01/20	10/31/21	15.31	0.39	5.57	5.96	(0.21)	—	—	(0.21)	21.06	1.05	4.82	2.03	80	39.19	0
11/01/19	10/31/20	17.51	0.25	(2.01)	(1.76)	(0.44)	—	—	(0.44)	15.31	1.05	4.66	1.59	54	(10.39)	0
11/01/18	10/31/19	16.97	0.34	0.49	0.83	(0.29)	—	—	(0.29)	17.51	1.05	3.90	2.02	43	5.16	0
11/01/17	10/31/18	18.75	0.29	(1.80)	(1.51)	(0.27)	—	—	(0.27)	16.97	1.05	2.81	1.55	49	(8.21)	0
11/01/16	10/31/17	15.14	0.26	3.71	3.97	(0.36)	—	—	(0.36)	18.75	1.05	3.78	1.55	80	26.82	0
Class Y*
11/01/20	10/31/21	15.21	0.33	5.51	5.84	(0.16)	—	—	(0.16)	20.89	1.45	5.09	1.68	80	38.55	0
11/01/19	10/31/20	17.34	0.19	(2.01)	(1.82)	(0.31)	—	—	(0.31)	15.21	1.45	5.72	1.19	54	(10.73)	0
11/01/18	10/31/19	16.86	0.35	0.40	0.75	(0.27)	—	—	(0.27)	17.34	1.45	4.35	2.10	43	4.70	0
11/20/17	10/31/18	18.54	0.21	(1.62)	(1.41)	(0.27)	—	—	(0.27)	16.86	1.45	3.59	1.20	49	(7.77)	0

Carillon Eagle Growth & Income Fund
Class A*
11/01/20	10/31/21	20.22	0.34	7.02	7.36	(0.34)	(0.73)	—	(1.07)	26.51	0.96	0.96	1.42	32	37.44	234
11/01/19	10/31/20	21.70	0.37	(0.82)	(0.45)	(0.37)	(0.66)	—	(1.03)	20.22	0.97	0.97	1.81	41	(2.09)	165
11/01/18	10/31/19	21.44	0.41	1.74	2.15	(0.39)	(1.50)	—	(1.89)	21.70	0.97	0.97	1.98	25	11.47	171
11/01/17	10/31/18	20.39	0.40	1.57	1.97	(0.42)	(0.50)	—	(0.92)	21.44	0.98	0.98	1.91	10	9.76	147
11/01/16	10/31/17	18.39	0.34	2.93	3.27	(0.33)	(0.94)	—	(1.27)	20.39	1.03	1.03	1.74	10	18.56	147
Class C*
11/01/20	10/31/21	19.24	0.16	6.67	6.83	(0.17)	(0.73)	—	(0.90)	25.17	1.69	1.69	0.72	32	36.47	79
11/01/19	10/31/20	20.68	0.21	(0.77)	(0.56)	(0.22)	(0.66)	—	(0.88)	19.24	1.73	1.73	1.08	41	(2.82)	79
11/01/18	10/31/19	20.52	0.24	1.66	1.90	(0.24)	(1.50)	—	(1.74)	20.68	1.72	1.72	1.23	25	10.66	133
11/01/17	10/31/18	19.54	0.24	1.49	1.73	(0.25)	(0.50)	—	(0.75)	20.52	1.73	1.73	1.16	10	8.94	130
11/01/16	10/31/17	17.68	0.18	2.81	2.99	(0.19)	(0.94)	—	(1.13)	19.54	1.79	1.79	0.98	10	17.62	169
Class I*
11/01/20	10/31/21	20.16	0.41	7.00	7.41	(0.41)	(0.73)	—	(1.14)	26.43	0.68	0.68	1.70	32	37.83	661
11/01/19	10/31/20	21.64	0.42	(0.81)	(0.39)	(0.43)	(0.66)	—	(1.09)	20.16	0.70	0.70	2.07	41	(1.82)	487
11/01/18	10/31/19	21.39	0.46	1.74	2.20	(0.45)	(1.50)	—	(1.95)	21.64	0.70	0.70	2.21	25	11.76	492
11/01/17	10/31/18	20.34	0.46	1.56	2.02	(0.47)	(0.50)	—	(0.97)	21.39	0.72	0.72	2.16	10	10.06	272
11/01/16	10/31/17	18.35	0.39	2.93	3.32	(0.39)	(0.94)	—	(1.33)	20.34	0.75	0.75	2.00	10	18.90	246
Class R-3*
11/01/20	10/31/21	20.13	0.27	6.99	7.26	(0.27)	(0.73)	—	(1.00)	26.39	1.25	1.25	1.12	32	37.07	2
11/01/19	10/31/20	21.61	0.31	(0.82)	(0.51)	(0.31)	(0.66)	—	(0.97)	20.13	1.27	1.27	1.53	41	(2.41)	1
11/01/18	10/31/19	21.35	0.34	1.74	2.08	(0.32)	(1.50)	—	(1.82)	21.61	1.30	1.30	1.66	25	11.12	2
11/01/17	10/31/18	20.30	0.33	1.56	1.89	(0.34)	(0.50)	—	(0.84)	21.35	1.31	1.31	1.59	10	9.40	2
11/01/16	10/31/17	18.32	0.28	2.91	3.19	(0.27)	(0.94)	—	(1.21)	20.30	1.34	1.34	1.44	10	18.15	2

The accompanying notes are an integral part of the financial statements.	45

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Eagle Growth & Income Fund (cont'd)
Class R-5*
11/01/20	10/31/21	$ 20.18	$ 0.40	$ 7.01	$ 7.41	$ (0.40)	$ (0.73)	$ —	$ (1.13)	$ 26.46	0.71	0.71	1.69	32	37.79	$ 8
11/01/19	10/31/20	21.66	0.41	(0.80)	(0.39)	(0.43)	(0.66)	—	(1.09)	20.18	0.72	0.72	2.05	41	(1.82)	7
11/01/18	10/31/19	21.41	0.47	1.73	2.20	(0.45)	(1.50)	—	(1.95)	21.66	0.72	0.72	2.23	25	11.73	4
11/01/17	10/31/18	20.36	0.45	1.56	2.01	(0.46)	(0.50)	—	(0.96)	21.41	0.78	0.78	2.10	10	9.99	0
11/01/16	10/31/17	18.38	0.38	2.93	3.31	(0.39)	(0.94)	—	(1.33)	20.36	0.76	0.76	1.97	10	18.82	0
Class R-6*
11/01/20	10/31/21	20.13	0.42	7.00	7.42	(0.43)	(0.73)	—	(1.16)	26.39	0.61	0.61	1.73	32	37.94	8
11/01/19	10/31/20	21.59	0.54	(0.98)	(0.44)	(0.36)	(0.66)	—	(1.02)	20.13	0.62	0.62	2.58	41	(2.03)	2
11/01/18	10/31/19	21.34	0.48	1.73	2.21	(0.46)	(1.50)	—	(1.96)	21.59	0.63	0.63	2.31	25	11.87	49
11/01/17	10/31/18	20.30	0.47	1.56	2.03	(0.49)	(0.50)	—	(0.99)	21.34	0.64	0.64	2.24	10	10.12	42
11/01/16	10/31/17	18.32	0.40	2.93	3.33	(0.41)	(0.94)	—	(1.35)	20.30	0.65	0.65	2.10	10	18.98	40
Class Y*
11/01/20	10/31/21	20.13	0.33	6.99	7.32	(0.35)	(0.73)	—	(1.08)	26.37	0.98	0.98	1.35	32	37.41	0
11/01/19	10/31/20	21.60	0.34	(0.80)	(0.46)	(0.35)	(0.66)	—	(1.01)	20.13	1.08	1.08	1.68	41	(2.18)	0
11/01/18	10/31/19	21.35	0.38	1.74	2.12	(0.37)	(1.50)	—	(1.87)	21.60	1.10	1.07	1.82	25	11.35	0
11/20/17	10/31/18	20.48	0.28	1.49	1.77	(0.40)	(0.50)	—	(0.90)	21.35	1.25	1.43	1.35	10	8.74	0

Carillon Eagle Mid Cap Growth Fund
Class A*
11/01/20	10/31/21	77.60	(0.63)	29.23	28.60	—	(2.04)	—	(2.04)	104.16	1.03	1.03	(0.67)	23	37.25	942
11/01/19	10/31/20	63.14	(0.37)	16.27	15.90	—	(1.44)	—	(1.44)	77.60	1.04	1.04	(0.54)	27	25.62	786
11/01/18	10/31/19	56.19	(0.26)	8.71	8.45	—	(1.50)	—	(1.50)	63.14	1.05	1.05	(0.44)	32	15.81	719
11/01/17	10/31/18	56.41	(0.28)	3.06	2.78	—	(3.00)	—	(3.00)	56.19	1.05	1.05	(0.46)	44	4.75	688
11/01/16	10/31/17	42.29	(0.26)	14.38	14.12	—	—	—	—	56.41	1.12	1.12	(0.53)	44	33.39	459
Class C*
11/01/20	10/31/21	59.92	(0.97)	22.43	21.46	—	(2.04)	—	(2.04)	79.34	1.71	1.71	(1.35)	23	36.30	141
11/01/19	10/31/20	49.40	(0.65)	12.61	11.96	—	(1.44)	—	(1.44)	59.92	1.74	1.74	(1.24)	27	24.75	134
11/01/18	10/31/19	44.61	(0.52)	6.81	6.29	—	(1.50)	—	(1.50)	49.40	1.74	1.74	(1.12)	32	15.05	136
11/01/17	10/31/18	45.67	(0.55)	2.49	1.94	—	(3.00)	—	(3.00)	44.61	1.74	1.74	(1.14)	44	4.00	147
11/01/16	10/31/17	34.48	(0.50)	11.69	11.19	—	—	—	—	45.67	1.84	1.84	(1.24)	44	32.45	146
Class I*
11/01/20	10/31/21	82.78	(0.37)	31.25	30.88	—	(2.04)	—	(2.04)	111.62	0.72	0.72	(0.37)	23	37.68	1,993
11/01/19	10/31/20	67.06	(0.17)	17.33	17.16	—	(1.44)	—	(1.44)	82.78	0.72	0.72	(0.23)	27	26.01	1,547
11/01/18	10/31/19	59.38	(0.08)	9.26	9.18	—	(1.50)	—	(1.50)	67.06	0.74	0.74	(0.12)	32	16.20	1,319
11/01/17	10/31/18	59.29	(0.10)	3.19	3.09	—	(3.00)	—	(3.00)	59.38	0.75	0.75	(0.16)	44	5.05	1,134
11/01/16	10/31/17	44.30	(0.11)	15.10	14.99	— (d)	—	—	— (d)	59.29	0.78	0.78	(0.21)	44	33.84	763
Class R-3*
11/01/20	10/31/21	74.62	(0.83)	28.07	27.24	—	(2.04)	—	(2.04)	99.82	1.28	1.28	(0.92)	23	36.91	53
11/01/19	10/31/20	60.92	(0.53)	15.67	15.14	—	(1.44)	—	(1.44)	74.62	1.31	1.31	(0.81)	27	25.30	44
11/01/18	10/31/19	54.42	(0.42)	8.42	8.00	—	(1.50)	—	(1.50)	60.92	1.34	1.34	(0.73)	32	15.49	45
11/01/17	10/31/18	54.88	(0.42)	2.96	2.54	—	(3.00)	—	(3.00)	54.42	1.32	1.32	(0.72)	44	4.43	35
11/01/16	10/31/17	41.25	(0.39)	14.02	13.63	—	—	—	—	54.88	1.38	1.38	(0.80)	44	33.04	32
Class R-5*
11/01/20	10/31/21	82.53	(0.38)	31.15	30.77	—	(2.04)	—	(2.04)	111.26	0.73	0.73	(0.38)	23	37.66	1,066
11/01/19	10/31/20	66.87	(0.17)	17.27	17.10	—	(1.44)	—	(1.44)	82.53	0.73	0.73	(0.24)	27	25.99	809
11/01/18	10/31/19	59.22	(0.09)	9.24	9.15	—	(1.50)	—	(1.50)	66.87	0.75	0.75	(0.14)	32	16.19	758
11/01/17	10/31/18	59.14	(0.11)	3.19	3.08	—	(3.00)	—	(3.00)	59.22	0.75	0.75	(0.18)	44	5.04	648
11/01/16	10/31/17	44.19	(0.11)	15.06	14.95	— (d)	—	—	— (d)	59.14	0.79	0.79	(0.22)	44	33.84	284
Class R-6*
11/01/20	10/31/21	83.51	(0.28)	31.52	31.24	—	(2.04)	—	(2.04)	112.71	0.63	0.63	(0.28)	23	37.79	4,561
11/01/19	10/31/20	67.58	(0.11)	17.48	17.37	—	(1.44)	—	(1.44)	83.51	0.64	0.64	(0.15)	27	26.12	3,295
11/01/18	10/31/19	59.78	(0.03)	9.33	9.30	—	(1.50)	—	(1.50)	67.58	0.65	0.65	(0.04)	32	16.30	2,695
11/01/17	10/31/18	59.62	(0.06)	3.22	3.16	—	(3.00)	—	(3.00)	59.78	0.66	0.66	(0.09)	44	5.14	1,636
11/01/16	10/31/17	44.51	(0.07)	15.19	15.12	(0.01)	—	—	(0.01)	59.62	0.69	0.69	(0.12)	44	33.97	692

46	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Eagle Mid Cap Growth Fund (cont'd)
Class Y*
11/01/20	10/31/21	$ 81.94	$ (0.67)	$ 30.88	$ 30.21	$ —	$ (2.04)	$ —	$ (2.04)	$ 110.11	1.03	1.03	(0.68)	23	37.24	$ 5
11/01/19	10/31/20	66.60	(0.39)	17.17	16.78	—	(1.44)	—	(1.44)	81.94	1.05	1.05	(0.55)	27	25.61	4
11/01/18	10/31/19	59.14	(0.29)	9.25	8.96	—	(1.50)	—	(1.50)	66.60	1.01	1.01	(0.44)	32	15.89	4
11/20/17	10/31/18	60.71	(0.44)	1.87	1.43	—	(3.00)	—	(3.00)	59.14	1.13	1.13	(0.72)	44	2.18	0

Carillon Eagle Small Cap Growth Fund
Class A*
11/01/20	10/31/21	54.04	(0.43)	18.33	17.90	—	(10.57)	—	(10.57)	61.37	1.06	1.06	(0.73)	28	34.65	384
11/01/19	10/31/20	48.23	(0.37)	9.45	9.08	—	(3.27)	—	(3.27)	54.04	1.08	1.08	(0.77)	21	19.50	336
11/01/18	10/31/19	59.15	(0.32)	0.39	0.07	—	(10.99)	—	(10.99)	48.23	1.08	1.08	(0.65)	26	3.64	394
11/01/17	10/31/18	62.31	(0.40)	2.07	1.67	—	(4.83)	—	(4.83)	59.15	1.05	1.05	(0.63)	35	2.61	544
11/01/16	10/31/17	50.48	(0.27)	13.72	13.45	—	(1.62)	—	(1.62)	62.31	1.13	1.13	(0.47)	40	27.22	640
Class C*
11/01/20	10/31/21	34.32	(0.48)	11.30	10.82	—	(10.57)	—	(10.57)	34.57	1.76	1.76	(1.41)	28	33.73	34
11/01/19	10/31/20	31.93	(0.45)	6.11	5.66	—	(3.27)	—	(3.27)	34.32	1.77	1.77	(1.45)	21	18.67	48
11/01/18	10/31/19	43.65	(0.44)	(0.29)	(0.73)	—	(10.99)	—	(10.99)	31.93	1.76	1.76	(1.32)	26	2.92	68
11/01/17	10/31/18	47.51	(0.62)	1.59	0.97	—	(4.83)	—	(4.83)	43.65	1.75	1.75	(1.31)	35	1.89	111
11/01/16	10/31/17	39.10	(0.51)	10.54	10.03	—	(1.62)	—	(1.62)	47.51	1.82	1.82	(1.17)	40	26.37	169
Class I*
11/01/20	10/31/21	58.29	(0.28)	19.85	19.57	—	(10.57)	—	(10.57)	67.29	0.77	0.77	(0.44)	28	35.04	777
11/01/19	10/31/20	51.64	(0.24)	10.16	9.92	—	(3.27)	—	(3.27)	58.29	0.78	0.78	(0.46)	21	19.86	803
11/01/18	10/31/19	62.28	(0.17)	0.52	0.35	—	(10.99)	—	(10.99)	51.64	0.76	0.76	(0.33)	26	3.96	1,040
11/01/17	10/31/18	65.18	(0.22)	2.15	1.93	—	(4.83)	—	(4.83)	62.28	0.75	0.75	(0.33)	35	2.91	1,369
11/01/16	10/31/17	52.55	(0.08)	14.33	14.25	—	(1.62)	—	(1.62)	65.18	0.78	0.78	(0.13)	40	27.68	1,691
Class R-3*
11/01/20	10/31/21	51.28	(0.54)	17.34	16.80	—	(10.57)	—	(10.57)	57.51	1.30	1.30	(0.97)	28	34.32	60
11/01/19	10/31/20	46.02	(0.46)	8.99	8.53	—	(3.27)	—	(3.27)	51.28	1.31	1.31	(1.00)	21	19.22	58
11/01/18	10/31/19	57.14	(0.43)	0.30	(0.13)	—	(10.99)	—	(10.99)	46.02	1.34	1.34	(0.90)	26	3.37	66
11/01/17	10/31/18	60.51	(0.55)	2.01	1.46	—	(4.83)	—	(4.83)	57.14	1.32	1.32	(0.90)	35	2.32	85
11/01/16	10/31/17	49.18	(0.40)	13.35	12.95	—	(1.62)	—	(1.62)	60.51	1.38	1.38	(0.73)	40	26.92	98
Class R-5*
11/01/20	10/31/21	58.64	(0.26)	19.95	19.69	—	(10.57)	—	(10.57)	67.76	0.77	0.77	(0.39)	28	35.03	106
11/01/19	10/31/20	51.92	(0.23)	10.22	9.99	—	(3.27)	—	(3.27)	58.64	0.76	0.76	(0.43)	21	19.88	205
11/01/18	10/31/19	62.56	(0.18)	0.53	0.35	—	(10.99)	—	(10.99)	51.92	0.77	0.77	(0.34)	26	3.94	362
11/01/17	10/31/18	65.45	(0.22)	2.16	1.94	—	(4.83)	—	(4.83)	62.56	0.75	0.75	(0.33)	35	2.92	441
11/01/16	10/31/17	52.75	(0.07)	14.39	14.32	—	(1.62)	—	(1.62)	65.45	0.77	0.77	(0.11)	40	27.71	469
Class R-6*
11/01/20	10/31/21	59.47	(0.22)	20.28	20.06	—	(10.57)	—	(10.57)	68.96	0.66	0.66	(0.33)	28	35.18	985
11/01/19	10/31/20	52.56	(0.18)	10.36	10.18	—	(3.27)	—	(3.27)	59.47	0.66	0.66	(0.34)	21	20.01	1,427
11/01/18	10/31/19	63.11	(0.12)	0.56	0.44	—	(10.99)	—	(10.99)	52.56	0.65	0.65	(0.23)	26	4.07	2,186
11/01/17	10/31/18	65.92	(0.16)	2.18	2.02	—	(4.83)	—	(4.83)	63.11	0.65	0.65	(0.24)	35	3.02	2,141
11/01/16	10/31/17	53.06	(0.04)	14.52	14.48	—	(1.62)	—	(1.62)	65.92	0.66	0.66	(0.06)	40	27.86	2,005
Class Y*
11/01/20	10/31/21	57.44	(0.59)	19.54	18.95	—	(10.57)	—	(10.57)	65.82	1.25	0.91	(0.92)	28	34.40	0
11/01/19	10/31/20	51.16	(0.51)	10.06	9.55	—	(3.27)	—	(3.27)	57.44	1.25	1.52	(0.97)	21	19.29	0
11/01/18	10/31/19	62.03	(0.33)	0.45	0.12	—	(10.99)	—	(10.99)	51.16	1.17	1.37	(0.61)	26	3.53	0
11/20/17	10/31/18	65.89	(0.50)	1.47	0.97	—	(4.83)	—	(4.83)	62.03	1.12	1.12	(0.77)	35	1.40	0

Carillon Scout International Fund
Class A*
11/01/20	10/31/21	15.42	0.36	5.67	6.03	(0.32)	(1.28)	—	(1.60)	19.85	1.31	1.34	1.91 +	15	40.37 ~	1
11/01/19	10/31/20	18.93	0.21	(2.28)	(2.07)	(0.39)	(1.05)	—	(1.44)	15.42	1.45	1.46	1.28	21	(12.26)	1
11/01/18	10/31/19	19.02	0.35	1.50	1.85	(0.66)	(1.28)	—	(1.94)	18.93	1.44	1.51	1.97	20	11.82	1
11/20/17	10/31/18	25.05	0.21	(2.26)	(2.05)	(0.22)	(3.76)	—	(3.98)	19.02	1.31	1.31	1.05	13	(9.90)	0

The accompanying notes are an integral part of the financial statements.	47

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Scout International Fund (cont'd)
Class C*
11/01/20	10/31/21	$ 15.30	$ 0.23	$ 5.60	$ 5.83	$ (0.30)	$ (1.28)	$ —	$ (1.58)	$ 19.55	2.06	2.03	1.20 +	15	39.28 ~	$ 0
11/01/19	10/31/20	18.83	0.10	(2.29)	(2.19)	(0.29)	(1.05)	—	(1.34)	15.30	2.20	2.25	0.58	21	(12.90)	0
11/01/18	10/31/19	18.89	0.20	1.52	1.72	(0.50)	(1.28)	—	(1.78)	18.83	2.19	2.21	1.15	20	10.99	0
11/20/17	10/31/18	25.05	0.18	(2.38)	(2.20)	(0.20)	(3.76)	—	(3.96)	18.89	2.20	2.23	0.87	13	(10.59)	0
Class I*
11/01/20	10/31/21	15.53	0.42	5.71	6.13	(0.33)	(1.28)	—	(1.61)	20.05	1.01	1.05	2.20 +	15	40.76 ~	486
11/01/19	10/31/20	19.06	0.27	(2.31)	(2.04)	(0.44)	(1.05)	—	(1.49)	15.53	1.14	1.14	1.60	21	(12.03)	451
11/01/18	10/31/19	19.07	0.37	1.56	1.93	(0.66)	(1.28)	—	(1.94)	19.06	1.10	1.10	2.05	20	12.24	711
11/01/17	10/31/18	25.18	0.38	(2.51)	(2.13)	(0.22)	(3.76)	—	(3.98)	19.07	1.06	1.06	1.73	13	(10.12)	821
07/01/17	10/31/17	23.21	0.07	1.90	1.97	—	—	—	—	25.18	1.08	1.08	0.81	7	8.49	1,161
07/01/16	06/30/17	23.10	0.37	3.50	3.87	(0.42)	(3.34)	—	(3.76)	23.21	1.06	1.06	1.61	20	18.80	1,186
Class R-3*
11/01/20	10/31/21	15.47	0.32	5.69	6.01	(0.32)	(1.28)	—	(1.60)	19.88	1.56	1.45	1.66 +	15	40.03 ~	0
11/01/19	10/31/20	18.99	0.17	(2.30)	(2.13)	(0.34)	(1.05)	—	(1.39)	15.47	1.70	2.21	1.03	21	(12.51)	0
11/01/18	10/31/19	18.97	0.26	1.56	1.82	(0.52)	(1.28)	—	(1.80)	18.99	1.70	2.18	1.48	20	11.53	0
11/20/17	10/31/18	25.05	0.23	(2.33)	(2.10)	(0.22)	(3.76)	—	(3.98)	18.97	1.70	2.16	1.14	13	(10.16)	0
Class R-5*
11/01/20	10/31/21	15.53	0.43	5.70	6.13	(0.33)	(1.28)	—	(1.61)	20.05	1.01	0.95	2.21 +	15	40.76 ~	0
11/01/19	10/31/20	19.05	0.26	(2.29)	(2.03)	(0.44)	(1.05)	—	(1.49)	15.53	1.15	1.69	1.58	21	(12.01)	0
11/01/18	10/31/19	19.06	0.36	1.55	1.91	(0.64)	(1.28)	—	(1.92)	19.05	1.15	1.68	2.03	20	12.10	0
11/20/17	10/31/18	25.05	0.34	(2.34)	(2.00)	(0.23)	(3.76)	—	(3.99)	19.06	1.15	1.66	1.69	13	(9.68)	0
Class R-6*
11/01/20	10/31/21	15.52	0.46	5.69	6.15	(0.34)	(1.28)	—	(1.62)	20.05	0.91	0.96	2.38 +	15	40.89 ~	4
11/01/19	10/31/20	19.04	0.28	(2.29)	(2.01)	(0.46)	(1.05)	—	(1.51)	15.52	1.04	1.04	1.73	21	(11.89)	3
11/01/18	10/31/19	19.08	0.39	1.54	1.93	(0.69)	(1.28)	—	(1.97)	19.04	1.02	1.02	2.20	20	12.27	3
11/20/17	10/31/18	25.05	0.32	(2.30)	(1.98)	(0.23)	(3.76)	—	(3.99)	19.08	0.99	0.99	1.60	13	(9.59)	3
Class Y*
11/01/20	10/31/21	15.49	0.37	5.68	6.05	(0.32)	(1.28)	—	(1.60)	19.94	1.31	1.20	1.91 +	15	40.31 ~	0
11/01/19	10/31/20	19.01	0.21	(2.29)	(2.08)	(0.39)	(1.05)	—	(1.44)	15.49	1.45	2.19	1.28	21	(12.27)	0
11/01/18	10/31/19	19.01	0.31	1.55	1.86	(0.58)	(1.28)	—	(1.86)	19.01	1.45	2.19	1.73	20	11.79	0
11/20/17	10/31/18	25.05	0.28	(2.34)	(2.06)	(0.22)	(3.76)	—	(3.98)	19.01	1.45	2.16	1.39	13	(9.94)	0

Carillon Scout Mid Cap Fund
Class A*
11/01/20	10/31/21	19.92	(0.06)	8.39	8.33	—	(0.52)	—	(0.52)	27.73	1.19	1.19	(0.22)	109	42.31	33
11/01/19	10/31/20	18.38	0.02	1.63	1.65	(0.10)	(0.01)	—	(0.11)	19.92	1.22	1.22	0.12	109	9.01	19
11/01/18	10/31/19	18.37	0.09	1.20	1.29	(0.09)	(1.19)	—	(1.28)	18.38	1.20	1.20	0.50	170	8.31	21
11/20/17	10/31/18	20.18	0.05	(0.30)	(0.25)	(0.02)	(1.54)	—	(1.56)	18.37	1.19	1.19	0.28	106	(1.51)	7
Class C*
11/01/20	10/31/21	19.65	(0.25)	8.26	8.01	—	(0.52)	—	(0.52)	27.14	1.96	1.96	(0.99)	109	41.25	31
11/01/19	10/31/20	18.17	(0.12)	1.61	1.49	—	(0.01)	—	(0.01)	19.65	2.00	2.00	(0.65)	109	8.23	19
11/01/18	10/31/19	18.26	(0.05)	1.18	1.13	(0.03)	(1.19)	—	(1.22)	18.17	1.99	1.99	(0.28)	170	7.34	20
11/20/17	10/31/18	20.18	(0.09)	(0.28)	(0.37)	(0.01)	(1.54)	—	(1.55)	18.26	1.94	1.94	(0.47)	106	(2.16)	9
Class I*
11/01/20	10/31/21	20.03	— (d)	8.44	8.44	(0.05)	(0.52)	—	(0.57)	27.90	0.95	0.95	0.02	109	42.67	4,560
11/01/19	10/31/20	18.46	0.07	1.64	1.71	(0.13)	(0.01)	—	(0.14)	20.03	0.97	0.97	0.37	109	9.31	2,581
11/01/18	10/31/19	18.41	0.13	1.20	1.33	(0.09)	(1.19)	—	(1.28)	18.46	0.98	0.98	0.75	170	8.48	2,685
11/01/17	10/31/18	19.77	0.08	0.12	0.20	(0.02)	(1.54)	—	(1.56)	18.41	0.97	0.97	0.40	106	0.74	2,420
07/01/17	10/31/17	18.11	— (d)	1.66	1.66	—	—	—	—	19.77	1.01	1.01	0.03	20	9.17	1,675
07/01/16	06/30/17	15.06	0.07	3.35	3.42	(0.07)	(0.30)	—	(0.37)	18.11	1.03	1.03	0.43	87	22.93	1,437
Class R-3*
11/01/20	10/31/21	19.81	(0.13)	8.32	8.19	—	(0.52)	—	(0.52)	27.48	1.50	1.50	(0.53)	109	41.84	5
11/01/19	10/31/20	18.29	(0.04)	1.63	1.59	(0.06)	(0.01)	—	(0.07)	19.81	1.54	1.54	(0.22)	109	8.71	3
11/01/18	10/31/19	18.32	0.03	1.19	1.22	(0.06)	(1.19)	—	(1.25)	18.29	1.56	1.56	0.16	170	7.87	3
11/20/17	10/31/18	20.18	0.01	(0.32)	(0.31)	(0.01)	(1.54)	—	(1.55)	18.32	1.44	1.44	0.04	106	(1.83)	2

48	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Scout Mid Cap Fund (cont'd)
Class R-5*
11/01/20	10/31/21	$ 19.91	$ 0.01	$ 8.39	$ 8.40	$ (0.05)	$ (0.52)	$ —	$ (0.57)	$ 27.74	0.93	0.93	0.04	109	42.73	$ 4
11/01/19	10/31/20	18.37	0.06	1.63	1.69	(0.14)	(0.01)	—	(0.15)	19.91	0.97	0.97	0.33	109	9.30	2
11/01/18	10/31/19	18.35	0.13	1.19	1.32	(0.11)	(1.19)	—	(1.30)	18.37	1.00	1.00	0.72	170	8.47	2
11/20/17	10/31/18	20.18	0.10	(0.36)	(0.26)	(0.03)	(1.54)	—	(1.57)	18.35	0.99	0.99	0.53	106	(1.62)	1
Class R-6*
11/01/20	10/31/21	20.01	0.03	8.43	8.46	(0.07)	(0.52)	—	(0.59)	27.88	0.86	0.86	0.11	109	42.85	278
11/01/19	10/31/20	18.45	0.07	1.65	1.72	(0.15)	(0.01)	—	(0.16)	20.01	0.88	0.88	0.36	109	9.38	171
11/01/18	10/31/19	18.41	0.15	1.19	1.34	(0.11)	(1.19)	—	(1.30)	18.45	0.88	0.88	0.82	170	8.60	108
11/20/17	10/31/18	20.18	0.12	(0.32)	(0.20)	(0.03)	(1.54)	—	(1.57)	18.41	0.90	0.90	0.62	106	(1.29)	34
Class Y*
11/01/20	10/31/21	19.90	(0.06)	8.38	8.32	—	(0.52)	—	(0.52)	27.70	1.26	1.26	(0.24)	109	42.31	4
11/01/19	10/31/20	18.36	0.03	1.60	1.63	(0.08)	(0.01)	—	(0.09)	19.90	1.28	1.28	0.17	109	8.94	9
11/01/18	10/31/19	18.37	0.08	1.20	1.28	(0.10)	(1.19)	—	(1.29)	18.36	1.26	1.26	0.45	170	8.20	24
11/20/17	10/31/18	20.18	0.07	(0.32)	(0.25)	(0.02)	(1.54)	—	(1.56)	18.37	1.19	1.19	0.36	106	(1.51)	2

Carillon Scout Small Cap Fund
Class A*
11/01/20	10/31/21	29.50	(0.30)	13.12	12.82	—	(2.84)	—	(2.84)	39.48	1.15	1.15	(0.80)	28	44.67	18
11/01/19	10/31/20	28.20	(0.16)	2.56	2.40	—	(1.10)	—	(1.10)	29.50	1.19	1.19	(0.58)	22	8.69	12
11/01/18	10/31/19	27.10	(0.07)	1.23	1.16	—	(0.06)	—	(0.06)	28.20	1.16	1.16	(0.27)	21	4.30	13
11/20/17	10/31/18	29.63	(0.26)	2.68	2.42	—	(4.95)	—	(4.95)	27.10	1.23	1.23	(0.95)	22	8.00	12
Class C*
11/01/20	10/31/21	28.82	(0.56)	12.77	12.21	—	(2.84)	—	(2.84)	38.19	1.91	1.91	(1.52)	28	43.53	3
11/01/19	10/31/20	27.78	(0.35)	2.49	2.14	—	(1.10)	—	(1.10)	28.82	1.95	1.95	(1.32)	22	7.85	5
11/01/18	10/31/19	26.89	(0.25)	1.20	0.95	—	(0.06)	—	(0.06)	27.78	1.92	1.92	(0.92)	21	3.55	8
11/20/17	10/31/18	29.63	(0.47)	2.68	2.21	—	(4.95)	—	(4.95)	26.89	1.97	1.97	(1.69)	22	7.21	14
Class I*
11/01/20	10/31/21	29.72	(0.21)	13.22	13.01	(0.01)	(2.84)	—	(2.85)	39.88	0.90	0.90	(0.55)	28	45.02	362
11/01/19	10/31/20	28.34	(0.09)	2.57	2.48	—	(1.10)	—	(1.10)	29.72	0.95	0.95	(0.34)	22	8.93	268
11/01/18	10/31/19	27.17	(0.02)	1.25	1.23	—	(0.06)	—	(0.06)	28.34	0.95	0.94	(0.06)	21	4.55	297
11/01/17	10/31/18	29.33	(0.14)	2.93	2.79	—	(4.95)	—	(4.95)	27.17	0.95	0.97	(0.49)	22	9.36	287
07/01/17	10/31/17	26.81	(0.04)	2.56	2.52	—	—	—	—	29.33	1.03	1.03	(0.45)	6	9.40	271
07/01/16	06/30/17	21.45	(0.09)	6.52	6.43	—	(1.07)	—	(1.07)	26.81	1.04	1.04	(0.39)	25	30.70	242
Class R-3*
11/01/20	10/31/21	29.22	(0.43)	12.97	12.54	—	(2.84)	—	(2.84)	38.92	1.50	1.44	(1.14)	28	44.10	0
11/01/19	10/31/20	28.03	(0.23)	2.52	2.29	—	(1.10)	—	(1.10)	29.22	1.50	1.66	(0.86)	22	8.34	0
11/01/18	10/31/19	27.02	(0.16)	1.23	1.07	—	(0.06)	—	(0.06)	28.03	1.50	1.55	(0.56)	21	3.98	0
11/20/17	10/31/18	29.63	(0.33)	2.67	2.34	—	(4.95)	—	(4.95)	27.02	1.50	1.67	(1.20)	22	7.70	0
Class R-5*
11/01/20	10/31/21	29.72	(0.18)	13.04	12.86	—	(2.84)	—	(2.84)	39.74	0.95	0.86	(0.50)	28	44.46	0
11/01/19	10/31/20	28.34	(0.10)	2.58	2.48	—	(1.10)	—	(1.10)	29.72	0.95	1.05	(0.36)	22	8.93	0
11/01/18	10/31/19	27.17	(0.02)	1.25	1.23	—	(0.06)	—	(0.06)	28.34	0.95	0.99	(0.07)	21	4.55	0
11/20/17	10/31/18	29.63	(0.17)	2.66	2.49	—	(4.95)	—	(4.95)	27.17	0.95	1.32	(0.60)	22	8.26	0
Class R-6*
11/01/20	10/31/21	29.82	(0.17)	13.27	13.10	(0.02)	(2.84)	—	(2.86)	40.06	0.81	0.81	(0.45)	28	45.16	12
11/01/19	10/31/20	28.41	(0.08)	2.59	2.51	—	(1.10)	—	(1.10)	29.82	0.85	0.85	(0.30)	22	9.02	9
11/01/18	10/31/19	27.20	— (d)	1.27	1.27	—	(0.06)	—	(0.06)	28.41	0.84	0.84	0.01	21	4.69	6
11/20/17	10/31/18	29.63	(0.13)	2.65	2.52	—	(4.95)	—	(4.95)	27.20	0.85	0.86	(0.47)	22	8.37	5
Class Y*
11/01/20	10/31/21	29.45	(0.28)	13.05	12.77	— (d)	(2.84)	—	(2.84)	39.38	1.11	1.11	(0.74)	28	44.57	0
11/01/19	10/31/20	28.17	(0.19)	2.57	2.38	—	(1.10)	—	(1.10)	29.45	1.25	1.25	(0.69)	22	8.62	0
11/01/18	10/31/19	27.09	(0.10)	1.24	1.14	—	(0.06)	—	(0.06)	28.17	1.25	1.23	(0.36)	21	4.23	0
11/20/17	10/31/18	29.63	(0.24)	2.65	2.41	—	(4.95)	—	(4.95)	27.09	1.25	1.59	(0.87)	22	7.96	0

The accompanying notes are an integral part of the financial statements.	49

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Reams Core Bond Fund
Class A*
11/01/20	10/31/21	$ 13.14	$ 0.06	$ (0.22)	$ (0.16)	$ (0.07)	$ (0.25)	$ —	$ (0.32)	$ 12.66	0.80	0.93	0.47	227	(1.27)	$ 4
11/01/19	10/31/20	12.02	0.12	1.40	1.52	(0.16)	(0.24)	—	(0.40)	13.14	0.80	1.03	0.93	549	12.94	4
11/01/18	10/31/19	11.03	0.22	0.99	1.21	(0.22)	—	—	(0.22)	12.02	0.80	1.20	1.85	409	11.12	1
11/20/17	10/31/18	11.42	0.20	(0.40)	(0.20)	(0.19)	—	—	(0.19)	11.03	0.80	1.16	1.88	278	(1.78)	1
Class C*
11/01/20	10/31/21	13.11	(0.04)	(0.21)	(0.25)	(0.01)	(0.25)	—	(0.26)	12.60	1.55	1.67	(0.27)	227	(2.01)	13
11/01/19	10/31/20	12.01	(0.02)	1.44	1.42	(0.08)	(0.24)	—	(0.32)	13.11	1.55	1.72	(0.14)	549	12.09	11
11/01/18	10/31/19	11.02	0.13	0.99	1.12	(0.13)	—	—	(0.13)	12.01	1.55	2.00	1.09	409	10.25	1
11/20/17	10/31/18	11.42	0.12	(0.40)	(0.28)	(0.12)	—	—	(0.12)	11.02	1.55	1.99	1.11	278	(2.43)	0
Class I*
11/01/20	10/31/21	13.16	0.11	(0.23)	(0.12)	(0.12)	(0.25)	—	(0.37)	12.67	0.40	0.70	0.88	227	(0.95)	447
11/01/19	10/31/20	12.04	0.15	1.41	1.56	(0.20)	(0.24)	—	(0.44)	13.16	0.40	0.76	1.19	549	13.35	552
11/01/18	10/31/19	11.04	0.26	1.01	1.27	(0.27)	—	—	(0.27)	12.04	0.40	0.98	2.28	409	11.64	105
11/01/17	10/31/18	11.40	0.24	(0.38)	(0.14)	(0.22)	—	—	(0.22)	11.04	0.40	0.87	2.12	278	(1.23)	105
07/01/17	10/31/17	11.37	0.07	0.03	0.10	(0.07)	—	—	(0.07)	11.40	0.40	0.69	1.65	126	0.85	141
07/01/16	06/30/17	11.90	0.15	(0.24)	(0.09)	(0.19)	(0.25)	—	(0.44)	11.37	0.40	0.66	1.30	390	(0.71)	166
Class R-3*
11/01/20	10/31/21	13.15	0.03	(0.22)	(0.19)	(0.04)	(0.25)	—	(0.29)	12.67	1.05	1.20	0.22	227	(1.49)	0
11/01/19	10/31/20	12.03	0.08	1.40	1.48	(0.12)	(0.24)	—	(0.36)	13.15	1.05	1.59	0.59	549	12.63	0
11/01/18	10/31/19	11.04	0.19	0.99	1.18	(0.19)	—	—	(0.19)	12.03	1.05	1.97	1.61	409	10.82	0
11/20/17	10/31/18	11.42	0.16	(0.38)	(0.22)	(0.16)	—	—	(0.16)	11.04	1.05	2.02	1.51	278	(1.96)	0
Class R-5*
11/01/20	10/31/21	13.16	0.10	(0.22)	(0.12)	(0.11)	(0.25)	—	(0.36)	12.68	0.50	0.59	0.77	227	(0.98)	0
11/01/19	10/31/20	12.04	0.17	1.38	1.55	(0.19)	(0.24)	—	(0.43)	13.16	0.50	1.25	1.36	549	13.23	0
11/01/18	10/31/19	11.05	0.25	1.00	1.25	(0.26)	—	—	(0.26)	12.04	0.50	1.46	2.17	409	11.42	0
11/20/17	10/31/18	11.42	0.22	(0.38)	(0.16)	(0.21)	—	—	(0.21)	11.05	0.50	1.52	2.06	278	(1.40)	0
Class R-6*
11/01/20	10/31/21	13.16	0.11	(0.22)	(0.11)	(0.12)	(0.25)	—	(0.37)	12.68	0.40	0.59	0.87	227	(0.88)	1
11/01/19	10/31/20	12.04	0.12	1.44	1.56	(0.20)	(0.24)	—	(0.44)	13.16	0.40	0.72	0.92	549	13.35	1
11/01/18	10/31/19	11.05	0.26	1.00	1.26	(0.27)	—	—	(0.27)	12.04	0.40	1.46	2.26	409	11.53	0
11/20/17	10/31/18	11.42	0.23	(0.38)	(0.15)	(0.22)	—	—	(0.22)	11.05	0.40	1.52	2.16	278	(1.32)	0
Class Y*
11/01/20	10/31/21	13.15	0.06	(0.23)	(0.17)	(0.07)	(0.25)	—	(0.32)	12.66	0.80	1.01	0.48	227	(1.35)	42
11/01/19	10/31/20	12.03	0.07	1.45	1.52	(0.16)	(0.24)	—	(0.40)	13.15	0.80	0.98	0.55	549	12.96	57
11/01/18	10/31/19	11.04	0.22	0.99	1.21	(0.22)	—	—	(0.22)	12.03	0.80	1.26	1.89	409	11.09	1
11/01/17	10/31/18	11.40	0.19	(0.37)	(0.18)	(0.18)	—	—	(0.18)	11.04	0.80	1.19	1.71	278	(1.60)	2
07/01/17	10/31/17	11.37	0.05	0.03	0.08	(0.05)	—	—	(0.05)	11.40	0.80	1.00	1.25	126	0.71	3
07/01/16	06/30/17	11.90	0.10	(0.24)	(0.14)	(0.14)	(0.25)	—	(0.39)	11.37	0.79	0.97	0.91	390	(1.09)	3

Carillon Reams Core Plus Bond Fund
Class A*
11/01/20	10/31/21	36.57	0.23	(0.60)	(0.37)	(0.38)	(1.37)	—	(1.75)	34.45	0.80	0.90	0.65	220	(1.12)	7
11/01/19	10/31/20	33.43	0.40	3.99	4.39	(0.64)	(0.61)	—	(1.25)	36.57	0.80	0.90	1.09	559	13.56	6
11/01/18	10/31/19	30.44	0.58	3.01	3.59	(0.60)	—	—	(0.60)	33.43	0.80	0.98	1.79	413	11.89	0
11/20/17	10/31/18	31.76	0.54	(1.36)	(0.82)	(0.50)	—	—	(0.50)	30.44	0.80	0.97	1.85	292	(2.60)	0
Class C*
11/01/20	10/31/21	36.55	(0.04)	(0.60)	(0.64)	(0.19)	(1.37)	—	(1.56)	34.35	1.55	1.67	(0.11)	220	(1.87)	6
11/01/19	10/31/20	33.38	0.11	4.06	4.17	(0.39)	(0.61)	—	(1.00)	36.55	1.55	1.66	0.30	559	12.84	5
11/01/18	10/31/19	30.41	0.34	3.00	3.34	(0.37)	—	—	(0.37)	33.38	1.55	1.78	1.05	413	11.06	0
11/20/17	10/31/18	31.76	0.32	(1.36)	(1.04)	(0.31)	—	—	(0.31)	30.41	1.55	1.85	1.09	292	(3.31)	0

50	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Reams Core Plus Bond Fund (cont'd)
Class I*
11/01/20	10/31/21	$ 36.64	$ 0.37	$ (0.59)	$ (0.22)	$ (0.51)	$ (1.37)	$ —	$ (1.88)	$ 34.54	0.40	0.65	1.04	220	(0.71)	$ 1,142
11/01/19	10/31/20	33.45	0.60	3.96	4.56	(0.76)	(0.61)	—	(1.37)	36.64	0.40	0.65	1.72	559	14.11	1,132
11/01/18	10/31/19	30.46	0.72	2.99	3.71	(0.72)	—	—	(0.72)	33.45	0.40	0.66	2.23	413	12.32	635
11/01/17	10/31/18	31.74	0.66	(1.34)	(0.68)	(0.60)	—	—	(0.60)	30.46	0.40	0.60	2.11	292	(2.17)	607
07/01/17	10/31/17	31.64	0.16	0.11	0.27	(0.16)	—	(0.01)	(0.17)	31.74	0.40	0.58	1.53	123	0.85	741
07/01/16	06/30/17	32.98	0.42	(0.51)	(0.09)	(0.52)	(0.73)	—	(1.25)	31.64	0.40	0.59	1.32	433	(0.18)	784
Class R-3*
11/01/20	10/31/21	36.62	0.14	(0.60)	(0.46)	(0.32)	(1.37)	—	(1.69)	34.47	1.05	1.16	0.38	220	(1.37)	0
11/01/19	10/31/20	33.43	0.37	3.97	4.34	(0.54)	(0.61)	—	(1.15)	36.62	1.05	1.55	1.06	559	13.40	0
11/01/18	10/31/19	30.44	0.50	3.00	3.50	(0.51)	—	—	(0.51)	33.43	1.05	1.68	1.57	413	11.60	0
11/20/17	10/31/18	31.76	0.45	(1.34)	(0.89)	(0.43)	—	—	(0.43)	30.44	1.05	1.77	1.51	292	(2.84)	0
Class R-5*
11/01/20	10/31/21	36.65	0.33	(0.60)	(0.27)	(0.47)	(1.37)	—	(1.84)	34.54	0.50	0.56	0.94	220	(0.84)	0
11/01/19	10/31/20	33.45	0.59	3.95	4.54	(0.73)	(0.61)	—	(1.34)	36.65	0.50	1.08	1.68	559	14.03	0
11/01/18	10/31/19	30.46	0.68	3.00	3.68	(0.69)	—	—	(0.69)	33.45	0.50	1.18	2.12	413	12.20	0
11/20/17	10/31/18	31.76	0.61	(1.34)	(0.73)	(0.57)	—	—	(0.57)	30.46	0.50	1.27	2.07	292	(2.31)	0
Class R-6*
11/01/20	10/31/21	36.65	0.37	(0.60)	(0.23)	(0.51)	(1.37)	—	(1.88)	34.54	0.40	0.56	1.06	220	(0.74)	4
11/01/19	10/31/20	33.45	0.59	3.98	4.57	(0.76)	(0.61)	—	(1.37)	36.65	0.40	0.93	1.63	559	14.14	0
11/01/18	10/31/19	30.46	0.71	3.00	3.71	(0.72)	—	—	(0.72)	33.45	0.40	1.18	2.22	413	12.32	0
11/20/17	10/31/18	31.76	0.64	(1.34)	(0.70)	(0.60)	—	—	(0.60)	30.46	0.40	1.27	2.17	292	(2.23)	0
Class Y*
11/01/20	10/31/21	36.60	0.23	(0.60)	(0.37)	(0.38)	(1.37)	—	(1.75)	34.48	0.80	0.95	0.64	220	(1.12)	77
11/01/19	10/31/20	33.43	0.43	3.98	4.41	(0.63)	(0.61)	—	(1.24)	36.60	0.80	0.93	1.18	559	13.64	99
11/01/18	10/31/19	30.44	0.59	2.99	3.58	(0.59)	—	—	(0.59)	33.43	0.80	0.97	1.84	413	11.87	14
11/01/17	10/31/18	31.73	0.53	(1.34)	(0.81)	(0.48)	—	—	(0.48)	30.44	0.80	0.96	1.70	292	(2.56)	17
07/01/17	10/31/17	31.63	0.12	0.10	0.22	(0.11)	—	(0.01)	(0.12)	31.73	0.80	0.93	1.13	123	0.71	28
07/01/16	06/30/17	32.97	0.30	(0.51)	(0.21)	(0.39)	(0.74)	—	(1.13)	31.63	0.78	0.91	0.94	433	(0.57)	30

Carillon Reams Unconstrained Bond Fund
Class A*
11/01/20	10/31/21	12.81	0.06	0.17	0.23	(0.25)	—	—	(0.25)	12.79	0.80	1.08	0.46	80	1.78	5
11/01/19	10/31/20	12.13	0.19	0.76	0.95	(0.27)	—	—	(0.27)	12.81	0.80	1.09	1.56	435	7.97	1
11/01/18	10/31/19	11.45	0.21	0.69	0.90	(0.22)	—	—	(0.22)	12.13	0.80	1.14	1.74	289	7.92	0
11/20/17	10/31/18	11.83	0.21	(0.41)	(0.20)	(0.18)	—	—	(0.18)	11.45	0.80	1.20	1.85	139	(1.71)	0
Class C*
11/01/20	10/31/21	12.79	(0.02)	0.15	0.13	(0.20)	—	—	(0.20)	12.72	1.55	1.86	(0.13)	80	1.02	2
11/01/19	10/31/20	12.10	0.10	0.77	0.87	(0.18)	—	—	(0.18)	12.79	1.55	1.88	0.77	435	7.25	2
11/01/18	10/31/19	11.42	0.11	0.71	0.82	(0.14)	—	—	(0.14)	12.10	1.55	1.96	0.92	289	7.19	0
11/20/17	10/31/18	11.83	0.11	(0.41)	(0.30)	(0.11)	—	—	(0.11)	11.42	1.55	2.42	0.99	139	(2.55)	0
Class I*
11/01/20	10/31/21	12.81	0.12	0.15	0.27	(0.28)	—	—	(0.28)	12.80	0.50	0.85	0.92	80	2.08	1,110
11/01/19	10/31/20	12.12	0.23	0.76	0.99	(0.30)	—	—	(0.30)	12.81	0.50	0.85	1.86	435	8.36	878
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	—	(0.25)	12.12	0.50	0.85	2.07	289	8.31	907
11/01/17	10/31/18	11.85	0.22	(0.43)	(0.21)	(0.21)	—	—	(0.21)	11.43	0.50	0.83	1.90	139	(1.79)	1,183
07/01/17	10/31/17	11.83	0.04	0.02	0.06	(0.04)	—	—	(0.04)	11.85	0.50	0.80	1.00	83	0.48	1,521
07/01/16	06/30/17	11.70	0.10	0.15	0.25	(0.12)	—	—	(0.12)	11.83	0.50	0.80	0.86	370	2.15	1,475
Class R-3*
11/01/20	10/31/21	12.81	0.05	0.14	0.19	(0.23)	—	—	(0.23)	12.77	1.05	1.25	0.39	80	1.45	0
11/01/19	10/31/20	12.11	0.16	0.78	0.94	(0.24)	—	—	(0.24)	12.81	1.05	1.81	1.32	435	7.85	0
11/01/18	10/31/19	11.43	0.18	0.69	0.87	(0.19)	—	—	(0.19)	12.11	1.05	1.80	1.51	289	7.63	0
11/20/17	10/31/18	11.83	0.15	(0.39)	(0.24)	(0.16)	—	—	(0.16)	11.43	1.05	2.25	1.40	139	(2.09)	0

The accompanying notes are an integral part of the financial statements.	51

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions					Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Reams Unconstrained Bond Fund (cont'd)
Class R-5*
11/01/20	10/31/21	$ 12.81	$ 0.11	$ 0.16	$ 0.27	$ (0.28)	$ —	$ —	$ (0.28)	$ 12.80	0.50	0.84	0.86	80	2.09	$ 0
11/01/19	10/31/20	12.12	0.23	0.76	0.99	(0.30)	—	—	(0.30)	12.81	0.50	1.30	1.87	435	8.36	0
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	—	(0.25)	12.12	0.50	1.37	2.06	289	8.31	0
11/20/17	10/31/18	11.83	0.21	(0.40)	(0.19)	(0.21)	—	—	(0.21)	11.43	0.50	1.45	1.95	139	(1.62)	0
Class R-6*
11/01/20	10/31/21	12.81	0.13	0.15	0.28	(0.29)	—	—	(0.29)	12.80	0.40	0.76	1.01	80	2.17	68
11/01/19	10/31/20	12.12	0.24	0.77	1.01	(0.32)	—	—	(0.32)	12.81	0.40	0.76	1.97	435	8.47	43
11/01/18	10/31/19	11.43	0.26	0.69	0.95	(0.26)	—	—	(0.26)	12.12	0.40	0.76	2.17	289	8.42	34
11/20/17	10/31/18	11.83	0.25	(0.43)	(0.18)	(0.22)	—	—	(0.22)	11.43	0.40	0.76	2.32	139	(1.53)	29
Class Y*
11/01/20	10/31/21	12.88	0.08	0.15	0.23	(0.25)	—	—	(0.25)	12.86	0.80	1.14	0.62	80	1.76	31
11/01/19	10/31/20	12.18	0.19	0.78	0.97	(0.27)	—	—	(0.27)	12.88	0.80	1.15	1.55	435	8.07	25
11/01/18	10/31/19	11.49	0.21	0.69	0.90	(0.21)	—	—	(0.21)	12.18	0.80	1.15	1.77	289	7.93	23
11/01/17	10/31/18	11.90	0.18	(0.41)	(0.23)	(0.18)	—	—	(0.18)	11.49	0.80	1.14	1.58	139	(1.97)	37
07/01/17	10/31/17	11.88	0.03	0.02	0.05	(0.03)	—	—	(0.03)	11.90	0.80	1.07	0.69	83	0.38	71
07/01/16	06/30/17	11.75	0.07	0.14	0.21	(0.08)	—	—	(0.08)	11.88	0.80	1.09	0.56	370	1.78	99

* Per share amounts have been calculated using the daily average share method.

+ Excluding non-recurring income and associated expense amounts the net income (loss) to average net assets ratio would have been 1.04%, 0.27%, 1.31%, 0.80%, 1.35%, 1.37%, and 1.06% in Class A, Class C, Class I, Class R-3 , Class R-5, Class R-6, and Class Y, respectively.

For more information on these non-recurring income and associated expense amounts, please see the “Foreign Taxes” section of Note 2 in the Notes to the Financial Statements.

~ Excluding non-recurring income and associated expense amounts the total return would have been 39.17%, 38.14%, 39.64%, 38.83%, 39.63%, 39.69%, and 39.19%, in Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and Class Y, respectively.

For more information on these non-recurring income and associated expense amounts, please see the “Foreign Taxes” section of Note 2 in the Notes to the Financial Statements.

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(d) Per share amount is less than $0.005.

52	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

10.31.2021

Note 1  |  Organization and investment objective  |  Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in the following series (each a “Fund” and collectively the “Funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon Tower” or “Manager”):

•	Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation,
•	Carillon ClariVest International Stock Fund (“International Stock Fund”) seeks capital appreciation,
•	Carillon Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income,
•	Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,
•	Carillon Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation,
•	Carillon Scout International Fund (“International Fund”) seeks long-term growth of capital and income,
•	Carillon Scout Mid Cap Fund (“Mid Cap Fund”) seeks long-term growth of capital,
•	Carillon Scout Small Cap Fund (“Small Cap Fund”) seeks long-term growth of capital,
•	Carillon Reams Core Bond Fund (“Core Bond Fund”) seeks a high level of total return consistent with the preservation of capital,
•	Carillon Reams Core Plus Bond Fund (“Core Plus Bond Fund”) seeks a high level of total return consistent with the preservation of capital, and
•	Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond Fund”) seeks to maximize total return consistent with the preservation of capital.

Class offerings  |  As of October 31, 2021, each Fund was authorized and offered Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and Class Y shares to qualified buyers.

•

For all Funds except the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•

Class C shares are sold subject to a CDSC of 1.00% of the lower of NAV or purchase price if redeemed less than one year after purchase. Class C shares automatically convert to Class A shares for all purchases that have surpassed their 8-year anniversary date.

•	Class I, Class R-3, Class R-5, Class R-6 and Class Y shares are each sold without a front-end sales charge or a CDSC.

Note 2  |  Significant accounting policies  |  The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. GAAP.

Use of estimates  |  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each Fund’s shares is based on the NAV per share of each class of a Fund. Each Fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq (typically 4:00 p.m. ET). A Fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;
•	The security is not actively traded;
•	Trading on the security halted before the close of the trading market;
•	The security is newly issued;
•	Issuer-specific or vendor specific events occurred after the security halted trading; or
•	Due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq.

Issuer-specific events that may cause the last market quotation to be unreliable include:

•	A merger or insolvency;
•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or
•	Market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to oversight by the Trust’s Board of Trustees (“Board”). The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, and subject to the Board’s oversight, Carillon Tower has established a Valuation Committee (“Valuation Committee”), comprised of certain officers of the Trust and other employees of Carillon Tower and its affiliates, to carry out various functions associated with properly valuing securities in the Funds’ portfolios. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio

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securities fair valued by the Valuation Committee, Carillon Tower checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Carillon Tower compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Carillon Tower documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for each Fund. Fair value pricing methods, the Procedures and independent pricing services can change from time to time as approved by the Board and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than a market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Fund.

•

Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, medium-term notes, short-term securities (investments that have a maturity date of 60 days or less), and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Futures and Options  |  Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2021, only the Core Plus Bond Fund and Unconstrained Bond Fund held futures. None of the Funds held options during the fiscal year ended October 31, 2021.

•

Credit default swaps  |  Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2021, only the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund held credit default swaps.

•

Forward contracts  |  Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2021, only the Core Plus Bond Fund and Unconstrained Bond Fund held forwards.

•

Investment companies and exchange-traded funds (ETFs)  |  Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements  |  Each Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation

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Committee, along with any other relevant factors in the calculation of an investment’s fair value. A Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2021:

	Level 1	Level 2	Level 3

Capital Appreciation Fund
Common stocks (a)	$636,379,520	$—	$—
Total investment portfolio	$636,379,520	$—	$—

International Stock Fund
Common stocks (a):
Australia	$—	$537,544	$—
Austria	—	50,021	—
Belgium	—	26,654	—
Denmark	—	474,988	—
Finland	—	234,661	—
France	—	1,033,957	—
Germany	—	1,074,147	—
Hong Kong	—	295,483	—
Ireland	—	40,386	—
Israel	58,558	—	—
Italy	—	135,535	—
Japan	—	2,824,715	—
Netherlands	—	626,225	—
Norway	—	26,306	—
Singapore	—	194,360	—
Spain	—	198,428	—
Sweden	—	72,140	—
Switzerland	—	1,262,156	—
United Kingdom	137,785	1,469,580	—
Preferred stocks	—	214,416	—
Exchange traded funds	177,078	—	—
Total investment portfolio	$373,421	$10,791,702	$—

Growth & Income Fund
Common stocks (a)	$973,873,985	$—	$—
Total investment portfolio	$973,873,985	$—	$—

Mid Cap Growth Fund
Common stocks (a)	$8,728,435,965	$—	$—
Total investment portfolio	$8,728,435,965	$—	$—

Small Cap Growth Fund
Common stocks (a)	$2,322,407,003	$—	$—
Holding companies	20,193,920	—	—
Money market funds	22,485,811	—	—
Total investment portfolio	$2,365,086,734	$—	$—

	Level 1	Level 2	Level 3

International Fund
Common stocks (a):
Australia	$7,193,802	$7,157,710	$—
Canada	15,909,074	—	—
Denmark	8,230,896	—	—
France	—	52,793,208	—
Germany	16,871,435	40,828,136	—
Hong Kong	—	3,917,000	—
Ireland	6,893,008	4,841,292	—
Japan	—	74,838,602	—
Mexico	16,252,289	—	—
Norway	—	8,849,747	—
Singapore	—	6,269,044	—
South Africa	—	7,524,803	—
Spain	—	9,090,131	—
Sweden	—	16,170,305	—
Switzerland	14,822,983	35,706,586	—
Taiwan	—	14,926,391	—
Turkey	—	6,524,459	—
United Kingdom	17,186,674	40,288,332	—
United States	24,146,438	—	—
Preferred stocks:
Colombia	7,848,621	—	—
Germany	5,993,355	9,518,612	—
Money market funds	14,868,593	—	—
Total investment portfolio	$156,217,168	$339,244,358	$—

Mid Cap Fund
Common stocks (a)	$4,891,516,266	$—	$—
Money market funds	16,783,838	—	—
Total investment portfolio	$4,908,300,104	$—	$—

Small Cap Fund
Common stocks (a)	$395,374,530	$—	$—
Total investment portfolio	$395,374,530	$—	$—

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	Level 1	Level 2	Level 3

Core Bond Fund
Corporate bonds (a)	$—	$161,342,415	$—
Mortgage and asset-backed securities	—	87,913,922	—
Foreign government bonds	—	1,388,482	—
U.S. Treasuries	—	217,231,244	—
Total investment portfolio	$—	$467,876,063	$—
Credit default swaps	$—	$321,679	$—

Core Plus Bond Fund
Corporate bonds (a)	$—	$365,767,788	$—
Mortgage and asset-backed securities	—	184,422,580	—
Foreign government bonds	—	48,339,877	—
U.S. Treasuries	—	541,668,161	—
Medium-term notes	—	367,841	—
Money market funds	624,960	—	—
Total investment portfolio	$624,960	$1,140,566,247	$—
Futures contracts (b)	$(1,477,760)	$—	$—
Credit default swaps	$—	$5,178,921	$—
Forward contracts (b)	$—	$3,521,764	$—

	Level 1	Level 2	Level 3

Unconstrained Bond Fund
Corporate bonds (a)	$—	$289,281,587	$—
Mortgage and asset-backed securities	—	171,731,280	—
Foreign government bonds	—	109,280,336	—
U.S. Treasuries	—	453,773,078	—
Medium-term notes	—	325,850	—
Short-term investments	—	19,870,316	—
Total investment portfolio	$—	$1,044,262,447	$—
Futures contracts (b)	$(514,370)	$—	$—
Credit default swaps	$—	$4,163,854	$—
Forward contracts (b)	$—	$4,526,864	$—

(a) Please see the investment portfolio for details.

(b) Amounts presented for Futures Contracts and Forward Contracts represent total unrealized appreciation (depreciation) as of the date of this report.

At October 31, 2021, the Funds did not hold any Level 3 investments.

Derivatives  |  The following disclosure provides certain information about the Funds’ derivative and hedging activities.

•

Forward currency contracts  |  Each of the Funds’ policies, except Small Cap Growth, Core Bond, International, Mid Cap, and Small Cap, permit the Funds to enter into forward currency contracts (“forward contracts”) for hedging (such as to hedge the impact of adverse changes in the relationships between the US dollar and various foreign currencies), including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging, or for any other lawful purpose consistent with their investment objectives. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. The fair value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current forward rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed. The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. Details of Forward Contracts, if any, at period end are included in the Investment Portfolios under the caption “Forward Contracts.” Refer to Note 6 for additional information.

•

Credit default swap contracts  |  The International Stock, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into credit default swap agreements to enhance the Funds’ returns, increase liquidity and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a relatively efficient way. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional value”), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional value of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional value of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional value of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. Credit default swap agreements on credit indices involve one party making a stream of payments to another party in

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Notes to Financial Statements

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exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. Credit default swaps sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer. Details of swap contracts, if any, at period end are included in the Investment Portfolios under the caption “Swap Contracts.” Refer to Note 6 for additional information.

•

Futures contracts  |  Each of the Funds’ policies, except Capital Appreciation, International Stock, Small Cap Growth, International, Mid Cap, and Small Cap, permit the Funds to enter into futures contracts (“Futures”), including interest rate, bond, U.S. Treasury and fixed income index Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act, including as a means to gain or reduce exposure to a reference instrument without actually buying or selling it. When a Fund enters into Futures, it must deliver to an account controlled by the futures commission merchant (“FCM”) an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the Futures are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the Futures. The account is marked-to-market daily and the unrealized gains or losses are recorded as variation margin and monitored by the Manager and custodian on a daily basis. When Futures are closed out, the Fund recognizes a realized gain or loss. The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the amount invested in Futures. Details of futures contracts, if any, at period end are included in the Investment Portfolios under the caption “Futures Contracts.” Refer to Note 6 for additional information.

During the fiscal year ended October 31, 2021, the average of month-end derivative positions (notional value in U.S. dollars) were as follows:

	Credit Default Swap Contracts (Sell Protection)	Futures Contracts - Long	Futures Contracts - Short	Forward Contracts - USD Received	Forward Contracts - USD Delivered
Core Bond Fund	$37,723,077	$—	$—	$—	$—
Core Plus Bond Fund	131,151,662	41,477,054	(12,856,412)	38,281,794	36,515,953
Unconstrained Bond Fund	195,405,846	64,010,855	(357,611,570)	81,053,783	92,988,935

Foreign currency transactions  |  The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) on foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

To-Be-Announced Securities  |  The Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash, or cash equivalents, set aside in an amount equal to the price of the Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. As a purchaser of a TBA, the Fund will segregate or “earmark” liquid securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, the Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.

Real estate investment trusts (“REIT(s)”)  |  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REITs. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the Funds’ fiscal year-end and may differ from the estimated amounts.

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Notes to Financial Statements

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Repurchase agreements  |  Each Fund, except Capital Appreciation and International Stock, may enter into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. During the fiscal year ended October 31, 2021, none of the Funds held any repurchase agreements.

Revenue recognition  |  Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign taxes  |  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may or may not be recoverable. The Funds record such taxes and recoveries as applicable, when the related income or capital gains are earned and based upon the current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.

As a result of court cases involving several countries across the European Union, the International Fund has filed tax reclaims in respect of previously withheld taxes on dividends earned (“EU tax reclaims”). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaims that have been recognized, if any, are reflected as “Foreign withholding tax claims and interest” in the Statements of Operations. Generally, unless Carillon Tower believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund’s net asset value. EU tax reclaims recognized by a Fund, if any, reduce the amount of foreign taxes, if any, that a Fund may elect to pass-through to its shareholders from a U.S. federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by a Fund were previously passed-through as foreign tax credits to its U.S. taxable shareholders, a Fund may enter into a closing agreement with the U.S. Internal Revenue Service (the “IRS”). The closing agreement will result in the fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by fund shareholders on their tax returns in prior years. Based on current guidance from the IRS, it is expected that International Fund will enter into a closing agreement with the IRS. Accordingly, estimated charges related to International Fund’s closing agreement liability are presented as “Less: IRS compliance fee and related expenses for withholding tax claims” in the Statements of Operations and its estimated closing agreement liability is presented as “IRS compliance fee and related expenses for withholding tax claims” in the Statements of Assets and Liabilities. The actual IRS compliance fee in connection with the closing agreement may differ from the estimate and that difference may be material.

Expenses  |  Each Fund is charged for certain expenses which are directly attributable to it and certain other expenses which are allocated proportionately among the Carillon Family of Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class of shares. Other expenses of each Fund are allocated to each class of shares based upon its relative percentage of net assets.

Class allocations  |  Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative percentage of net assets.

Segregation and Collateralization  |  In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., forward currency contracts, securities with extended settlement periods, futures and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker- dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

Distributions  |  Each Fund, except the Growth & Income Fund, Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, distributes net investment income annually. Distributions of net investment income are made quarterly from the Growth & Income Fund and monthly from the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each applicable Fund, will be distributed to shareholders annually in the following fiscal year. If a fund is involved in a reorganization wherein it acquires the net assets of another fund, or has its net assets acquired by another fund, a separate and additional distribution of net investment income and/or net realized gains may be made prior to such reorganization. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Distributions made to shareholders from earnings were as follows:

Distributions from earnings		Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	11/1/20 to 10/31/21	$25,460,982	$2,732,124	$39,632,761	$55,541	$673,815	$148,117	$2,350
	11/1/19 to 10/31/20	2,779,700	292,099	6,162,243	10,905	132,614	26,866	213
International Stock Fund	11/1/20 to 10/31/21	22,625	1,251	43,033	6,690	41	1,825	104
	11/1/19 to 10/31/20	83,026	31,319	127,407	18,661	86	3,942	174
Growth & Income Fund	11/1/20 to 10/31/21	8,894,323	3,561,007	28,286,806	55,575	367,453	202,200	11,764
	11/1/19 to 10/31/20	8,045,684	5,375,008	24,920,788	72,126	260,361	113,056	4,944
Mid Cap Growth Fund	11/1/20 to 10/31/21	20,093,745	4,387,423	38,581,641	1,207,650	20,226,980	81,577,686	85,197
	11/1/19 to 10/31/20	16,175,457	3,914,655	28,228,453	987,471	16,305,816	57,676,770	81,660
Small Cap Growth Fund	11/1/20 to 10/31/21	64,822,457	14,122,282	140,336,438	11,939,971	36,523,428	244,026,117	4,790
	11/1/19 to 10/31/20	25,518,949	6,601,964	62,069,451	4,391,236	21,928,897	127,210,225	755

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Notes to Financial Statements

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Distributions from earnings (cont'd)		Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
International Fund	11/1/20 to 10/31/21	$77,987	$8,947	$44,768,746	$905	$926	$344,188	$1,087
	11/1/19 to 10/31/20	71,457	12,118	54,142,906	730	789	277,069	853
Mid Cap Fund	11/1/20 to 10/31/21	514,569	502,805	72,820,267	77,809	64,161	5,079,358	251,046
	11/1/19 to 10/31/20	127,632	15,137	20,175,464	10,274	16,330	781,591	122,685
Small Cap Fund	11/1/20 to 10/31/21	1,109,296	496,151	25,459,340	14,180	2,044	877,259	14,777
	11/1/19 to 10/31/20	479,806	290,056	11,618,569	9,420	2,651	231,607	3,851
Core Bond Fund	11/1/20 to 10/31/21	105,142	236,026	16,046,120	1,144	340	20,639	1,405,747
	11/1/19 to 10/31/20	41,162	20,471	5,020,464	331	393	1,200	107,072
Core Plus Bond Fund	11/1/20 to 10/31/21	335,471	252,855	62,478,259	4,494	635	69,636	5,451,144
	11/1/19 to 10/31/20	22,582	14,683	26,709,683	386	446	552	809,090
Unconstrained Bond Fund	11/1/20 to 10/31/21	24,362	27,393	19,606,141	202	1,285	1,081,790	591,576
	11/1/19 to 10/31/20	12,547	9,083	21,059,512	208	271	945,384	448,746

Other  |  In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities  |  During the fiscal year ended October 31, 2021, purchases and sales of investment securities (excluding short-term obligations) were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund	International Fund
Purchases	$110,032,151	$7,640,212	$286,302,064	$1,814,529,753	$809,147,112	$74,155,840
Sales	133,008,704	7,620,462	302,043,332	2,185,027,629	2,283,768,188	202,636,564
		Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Purchases		$5,335,152,279	$112,261,251	$391,257,451	$799,584,734	$338,042,989
Purchases - U.S. Treasury securities		—	—	670,138,131	1,596,317,708	520,921,265
Sales		4,489,727,220	144,170,352	522,167,956	1,045,723,943	371,426,902
Sales - U.S. Treasury securities		—	—	610,709,746	1,317,689,473	274,012,033

NOTE 4  |  Investment advisory fees and other transactions with affiliates  |  Each Fund has agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund is as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60% 0.55%
International Stock Fund	All assets	0.70%
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%
Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%

Investment advisory fee rate schedule (cont’d)	Breakpoint	Investment advisory fee
International Fund*	First $1 billion Over $1 billion	0.70% 0.60%
Mid Cap Fund	First $1 billion Over $1 billion	0.80% 0.70%
Core Bond Fund, Core Plus Bond Fund	All assets	0.40%
Unconstrained Bond Fund	First $3 billion Over $3 billion	0.60% 0.55%

* Prior to the Board approved change effective March 1, 2021, the investment advisory fee for the International Fund was 0.80% on the first $1 billion assets and 0.70% on assets over $1 billion.

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Notes to Financial Statements

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Subadvisory fees  |  The Manager has entered into subadvisory agreements with certain parties (the “subadviser” or “subadvisers”) to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds. Under these agreements, Carillon Tower pays the subadvisers, each an affiliate of Carillon Tower, annualized rates identical to those disclosed in the investment advisory fee rate schedule. Carillon Tower may receive payments from the subadvisers for certain marketing and related expenses. The subadvisers for the Funds are as follows:

•	ClariVest Asset Management LLC (“ClariVest”) serves as subadviser for the Capital Appreciation Fund and the International Stock Fund,
•	Eagle Asset Management, Inc. serves as subadviser for the Growth & Income Fund, Mid Cap Growth Fund, and Small Cap Growth Fund, and
•	Scout Investments, Inc. (“Scout”) serves as subadviser for the International Fund, Mid Cap Fund, Small Cap Fund, Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund.

Administrative fees  |  For administrative services provided by the Manager, each Fund has agreed to pay an administrative rate of 0.10% of the average daily net assets of all share classes.

Distribution and service fees  |  Pursuant to the Class A, Class C, Class R-3 and Class Y Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Carillon Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Carillon Series Trust, except the Capital Appreciation Fund and the Growth & Income Fund, is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. The Capital Appreciation Fund and the Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares of each Fund. Each Fund also is authorized, and currently pays, the Distributor distribution and service fees of 1.00% for Class C shares, 0.50% for Class R-3 shares, and 0.25% for Class Y shares. The Funds do not incur any distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Carillon Tower or any third party may make payments for the sale and distribution of all share classes, including Class I, Class R-5 or Class R-6 shares, from its own resources.

Sales charges  |  During the fiscal year ended October 31, 2021, total front-end sales charges and contingent deferred sales charges (“CDSC”) paid to the Distributor were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund	International Fund
Front-end sales charges - Class A	$63,208	$4,439	$230,758	$149,235	$120,534	$1,247
CDSC - Class A	13	—	9	—	—	—
CDSC - Class C	47	27	2,475	533	831	—

		Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Front-end sales charges - Class A		$62,647	$7,707	$18,805	$35,469	$21,646
CDSC - Class A		—	—	—	—	—
CDSC - Class C		11	2	—	29	—

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions  |  During the fiscal year ended October 31, 2021, total agency brokerage commissions paid and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund	International Fund
Total agency brokerage commissions	$39,773	$7,631	$127,559	$1,053,489	$1,388,531	$220,354
Paid to RJA	—	—	1,664	369	268,083	—

		Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Total agency brokerage commissions		$3,021,774	$129,863	$—	$22,791	$122,169
Paid to RJA		—	—	—	—	—

Internal audit fees  |  RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

60

Notes to Financial Statements

10.31.2021

Transactions with affiliates  |  An issuer in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer is an “affiliated” issuer as defined in the 1940 Act. A schedule of Small Cap Growth Fund’s investments in securities of affiliated issuers is set forth below:

	Value at 10/31/20	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Dividend Income	Shares owned at 10/31/21
Fast Acquisition Corp.	$—	$17,467,514	$—	$—	$2,726,406	$20,193,920	$—	1,549,802
MarineMax, Inc.*	36,292,739	—	(20,255,513)	12,134,086	12,475,137	40,646,449	—	784,832
Universal Electronics, Inc.	46,083,072	—	(14,380,534)	543,204	6,812,335	39,058,077	—	948,472

Total	$82,375,811	$17,467,514	$(34,636,047)	$12,677,290	$22,013,878	$99,898,446	$—

* This security is no longer an affiliate of the Fund as of the date of this report. Net change in unrealized appreciation (depreciation) on investments—affiliated per the Statements of Operations differs from the amount shown above due to this. The amount shown on the Statements of Operations includes a change in unrealized appreciation (depreciation) of $(14,639,616) from this security which was the entire amount of the unrealized appreciation of MarineMax, Inc. as of 10/31/20.

Expense limitations  |  Carillon Tower has contractually agreed to reduce its fees and/or reimburse expenses to each class of the Funds through February 28, 2022 to the extent that the annual operating expense ratio for each class of shares exceeds the following annualized ratios as a percentage of the average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	1.00%	1.75%	0.70%	1.25%	0.70%	0.60%	1.00%
International Stock Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Growth & Income Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Mid Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Small Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
International Fund*	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Mid Cap Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Small Cap Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Core Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Core Plus Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Unconstrained Bond Fund	0.80%	1.55%	0.50%	1.05%	0.50%	0.40%	0.80%

* Prior to the Board approved changes effective March 1, 2021, the expense limitation rate schedule for the International Fund was as follows:

Expense limitations rate schedule	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
International Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed 11/1/20 to 10/31/21	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$487,187	$52,539	$2,465	$290,304	$376	$4,523	$1,356	$—
International Stock Fund	365,268	964	295	3,098	616	—	109	—
Growth & Income Fund	—	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	—
International Fund	—	255	—	217,787	—	—	1,888	—
Mid Cap Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	—	—	—	—
Core Bond Fund	584,645	1,520	2,811	1,077,691	53	—	889	56,053
Core Plus Bond Fund	793,418	2,495	4,122	2,316,263	57	—	2,146	84,460
Unconstrained Bond Fund	2,817,620	425	1,042	890,072	—	110	58,959	41,617

A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Carillon Tower prior to their expiration date. Any previously waived and/or reimbursed fees and expenses are recoverable by Carillon Tower only from the same class of shares and within two years from the Fund’s fiscal year-end during which the fees and expenses were originally waived and/or reimbursed. Previously waived and/or reimbursed fees

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and expenses are recovered by Carillon Tower within the following two fiscal years when fees and expenses in the current fiscal year fall below the lesser of the current expense cap or the expense cap in effect at the time of the waiver and/or reimbursement. Carillon Tower receives payments from ClariVest and Scout for amounts waived and/or reimbursed under each contractual fee waiver and expense reimbursement agreement and provides to ClariVest and Scout any recoupment that Carillon Tower receives from the Funds. The following tables show the amounts that Carillon Tower may be allowed to recover by class of shares and the dates that these amounts will expire:

Recoverable expenses - 10/31/2023	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$487,187	$52,539	$2,465	$290,304	$376	$4,523	$1,356	$—
International Stock Fund	365,268	964	295	3,098	616	—	109	—
Growth & Income Fund	—	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	—
International Fund	—	255	—	217,787	—	—	1,888	—
Mid Cap Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	—	—	—	—
Core Bond Fund	584,645	1,520	2,811	1,077,691	53	—	889	56,053
Core Plus Bond Fund	793,418	2,495	4,122	2,316,263	57	—	2,146	84,460
Unconstrained Bond Fund	2,817,620	425	1,042	890,072	—	110	58,959	41,617

Recoverable expenses - 10/31/2022	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$441,570	$106,153	$7,997	$286,809	$1,114	$6,280	$7,521	$79
International Stock Fund	326,891	6,501	4,550	9,750	2,253	73	456	88
Growth & Income Fund	—	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	4
International Fund	—	117	73	—	47	52	—	79
Mid Cap Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	262	60	—	—
Core Bond Fund	456,016	479	440	453,796	64	65	201	4,989
Core Plus Bond Fund	525,670	341	703	1,358,670	61	64	95	28,254
Unconstrained Bond Fund	2,259,763	244	613	843,029	59	64	40,119	20,978

The Manager recovered previously waived expenses during the fiscal year ended October 31, 2021 as follows:

Recovered fees previously waived	Fund Level	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$—	$—	$—	$—	$—	$—	$—	$12
International Stock Fund	—	—	—	—	—	—	—	6
Growth & Income Fund	—	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—	100
International Fund	—	—	37	—	13	8	—	15
Mid Cap Fund	—	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	113	30	265	—
Core Bond Fund	—	—	—	—	—	—	—	—
Core Plus Bond Fund	—	—	—	—	—	—	—	—
Unconstrained Bond Fund	—	—	—	—	6	—	—	—

Trustees and officers compensation  |  Each Trustee of the Carillon Family of Funds receives an annual retainer along with meeting fees for those Carillon Family of Funds’ regular or special meetings attended in person and 25% of such meeting fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are paid equally by each Fund in the Carillon Family of Funds.

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Notes to Financial Statements

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Certain officers of the Carillon Family of Funds may also be officers and/or directors of Carillon Tower. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each Fund in the Carillon Family of Funds.

NOTE 5  |  Federal income taxes and distributions  |  Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since each of the Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2018 to October 31, 2021) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and net realized gains for financial reporting purposes. These differences primarily relate to deferral of losses from wash sales and non-REIT return of capital.

For income tax purposes, distributions paid during the fiscal periods indicated were as:

		Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund	International Fund
Ordinary Income	11/1/20 to 10/31/21	$1,109,904	$75,569	$14,067,522	$—	$—	$9,331,172
	11/1/19 to 10/31/20	2,454,852	264,615	15,572,999	—	—	13,600,132
Long-term capital gain	11/1/20 to 10/31/21	67,595,786	—	27,311,606	166,160,322	511,775,483	35,871,614
	11/1/19 to 10/31/20	6,949,788	—	23,218,968	123,370,282	247,721,477	40,905,790

			Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Ordinary Income	11/1/20 to 10/31/21		$16,967,987	$ 6,780,837	$ 17,583,235	$ 64,698,216	$ 21,332,749
	11/1/19 to 10/31/20		19,015,277	—	5,191,093	27,557,422	22,475,751
Long-term capital gain	11/1/20 to 10/31/21		62,342,028	21,192,210	231,923	3,894,278	—
	11/1/19 to 10/31/20		2,233,836	12,635,960	—	—	—

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. The reclassifications arise from permanent book/tax differences primarily attributable to net operating losses, equalization, non-deductible expenses, foreign currency transactions, return of capital distributions from REITs, return of capital distributions from non-REITs, paydowns on debt securities, sales adjustments due to passive foreign investment companies, and investments in swaps. The reclassifications were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund	International Fund
Paid-in capital	$2	$2	$—	$—	$270,222,751	$(48,364)
Total distributable earnings (loss)	(2)	(2)	—	—	(270,222,751)	48,364

		Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Paid-in capital		$—	$—	$—	$—	$—
Total distributable earnings (loss)		—	—	—	—	—

At October 31, 2021, capital loss carryforwards and late year loss deferrals are as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund	International Fund
Capital loss carryforwards utilized 11/1/20 to 10/31/21	$—	$1,212,751	$—	$—	$—	$—
Capital loss carryforwards available indefinitely at 10/31/21	—	8,896	—	—	—	—
Late year loss deferrals available at 10/31/21	—	—	—	24,628,859	11,456,923	—

		Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Capital loss carryforwards utilized 11/1/20 to 10/31/21		$—	$—	$—	$—	$8,621,289
Capital loss carryforwards available indefinitely at 10/31/21		—	—	9,971,717	10,799,902	—
Late year loss deferrals available at 10/31/21		—	—	—	—	—

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Notes to Financial Statements

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Capital loss carryforwards may be used to offset future realized gains and late year loss deferrals (net losses incurred from January 1, 2021 to October 31, 2021) may be used to offset ordinary income as of the first day of the following fiscal year.

At October 31, 2021, the components of distributable earnings (losses) on a tax basis were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund	International Fund
Cost of investments	$254,546,319	$9,686,141	$607,947,240	$4,614,326,156	$1,285,316,614	$290,913,983
Gross unrealized appreciation	385,773,271	1,921,141	369,281,770	4,217,790,787	1,139,010,862	220,670,468
Gross unrealized depreciation	(3,940,070)	(442,159)	(3,355,025)	(103,680,978)	(59,240,742)	(16,122,925)
Net unrealized appreciation/(depreciation)	381,833,201	1,478,982	365,926,745	4,114,109,809	1,079,770,120	204,547,543
Undistributed ordinary income	1,681,713	226,581	14,303,654	—	—	9,019,435
Undistributed long-term gain	40,546,372	—	62,936,128	759,309,374	595,177,208	41,529,654
Total undistributed earnings	42,228,085	226,581	77,239,782	759,309,374	595,177,208	50,549,089
Other accumulated gains (losses)	(1)	(7,975)	—	(24,628,859)	(11,456,923)	830,843
Total distributable earnings (loss)	$424,061,285	$1,697,588	$443,166,527	$4,848,790,324	$1,663,490,405	$255,927,475

		Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Cost of investments		$3,695,872,194	$226,385,903	$466,231,933	$1,141,623,895	$1,045,922,738
Gross unrealized appreciation		1,352,850,184	187,131,184	5,403,000	17,092,757	14,945,291
Gross unrealized depreciation		(140,422,274)	(18,142,557)	(3,437,191)	(10,302,520)	(7,522,629)
Net unrealized appreciation/(depreciation)		1,212,427,910	168,988,627	1,965,809	6,790,237	7,422,662
Undistributed ordinary income		75,818,023	7,039,389	1,145,630	5,264,794	16,411,814
Undistributed long-term gain		417,451,907	50,522,990	—	—	—
Total undistributed earnings		493,269,930	57,562,379	1,145,630	5,264,794	16,411,814
Other accumulated gains (losses)		139	(7,949)	(9,971,717)	(10,794,026)	(3,047)
Total distributable earnings (loss)		$1,705,697,979	$226,543,057	$(6,860,278)	$1,261,005	$23,831,429

The difference between book-basis and tax-basis unrealized appreciation (depreciation) was attributable primarily to the tax deferral of losses from wash sales and differences in the accounting treatment for non-REIT returns of capital, investments in passive foreign investment companies and swaps.

NOTE 6  |  Other Derivative Information  |  At October 31, 2021, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

			Asset	Liability
	Risk Exposure Category	Statements of Assets and Liabilities Location	Fair Value Amount	Fair Value Amount
Core Bond Fund	Credit	Open swap contracts, at value*	$321,679	N/A

	Total		$321,679	N/A

Core Plus Bond Fund	Credit	Open swap contracts, at value*	$5,178,921	N/A
	Interest rate & Currency	Unrealized depreciation - open futures contracts^	N/A	$1,477,760
	Currency	Unrealized appreciation - open forward contracts	3,811,960	N/A
	Currency	Unrealized depreciation - open forward contracts	N/A	290,196

	Total		$8,990,881	$1,767,956

Unconstrained Bond Fund	Credit	Open swap contracts, at value*	$4,163,854	N/A
	Interest rate & Currency	Unrealized appreciation - open futures contracts^	528,371	N/A
	Interest rate & Currency	Unrealized depreciation - open futures contracts^	N/A	$1,042,741
	Currency	Unrealized appreciation - open forward contracts	7,587,154	N/A
	Currency	Unrealized depreciation - open forward contracts	N/A	3,060,290

	Total		$12,279,379	$4,103,031

* Included in Deposit at broker - open swap contracts.

^ Included in Deposit at broker - open futures contracts.

64

Notes to Financial Statements

10.31.2021

Financial Accounting Standards Board Accounting Update 2011-11, Disclosures about Offsetting Assets and Liabilities requires an entity that has financial instruments that are either 1) offset or 2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of October 31, 2021, the Funds did not hold any financial or derivative instruments that are offset or subject to enforceable master netting agreements (or related arrangements).

For the fiscal year ended October 31, 2021, the effect of derivative contracts on the Funds’ Statements of Operations is as follows:

	Risk Exposure Category	Derivative Instrument	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Core Bond Fund	Credit	Swap contracts	$836,379	$280,238

	Total		$836,379	$280,238

Core Plus Bond Fund	Credit	Swap contracts	$3,692,462	$(441,695)
	Interest rate & Currency	Futures contracts	(570,219)	(1,477,760)
	Currency	Forward contracts	(1,640,237)	3,512,013

	Total		$1,482,006	$1,592,558

Unconstrained Bond Fund	Credit	Swap contracts	$6,519,637	$(990,022)
	Interest rate & Currency	Futures contracts	1,701,522	(1,657,199)
	Currency	Forward contracts	(1,512,606)	4,856,434

	Total		$6,708,553	$2,209,213

Refer to Note 2 for additional information regarding investments in derivatives.

NOTE 7  |  Securities lending  |  To earn additional income, each Fund may loan portfolio securities to qualified broker dealers. The primary objective of securities lending is to supplement a Fund’s income through investment of the cash collateral in short-term interest bearing obligations. The collateral for a Fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. A Fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it may choose to do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount may be received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend. Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the funds’ securities lending agent may indemnify a Fund against that risk. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and a Fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions. A Fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, the payment in lieu of the dividend that a fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Each security on loan as of the date of this report is footnoted on each Fund’s Investment Portfolio, along with the total value of all securities on loan. Cash collateral received for securities on loan has been invested in the First American Government Obligations Fund Class X (the “money market fund”). The money market fund is included in each respective Fund’s Investment Portfolio and is footnoted as having been purchased with cash collateral received for securities on loan. The value of the money market fund is included as an asset on the Statements of Assets and Liabilities as part of “Investments—unaffiliated, at value.” A liability of equal value to the cash collateral received and subsequently invested in the money market fund is included on the Statements of Assets and Liabilities as “Payable for securities lending collateral received.” Income earned from securities lending, net of applicable fees, is shown on the Statement of Operations as income from “Securities lending, net.”

NOTE 8  |  Line of Credit  |  As of October 31, 2021, the Trust has a secured line of credit of up to $350,000,000 with U.S. Bank N.A, secured by a first priority lien on the Trust’s assets. Each Fund may borrow up to 33.33% of the net market value of such Fund’s assets, with the maximum aggregate limit of $350,000,000 for all Funds. Borrowings under this arrangement bear interest at U.S. Bank N.A.‘s prime rate minus 1.00%, which as of October 31, 2021 was 2.25% (prime rate of 3.25% minus 1.00%). The following table shows the details of the Funds’ borrowing activity during fiscal year ended October 31, 2021. Funds that are not listed did not utilize the line of credit during the period.

	Maximum Outstanding Balance	Average Daily Balance	Total Interest Incurred	Average Annual Interest Rate
Capital Appreciation Fund	$5,756,000	$75,178	$1,715	2.25%
International Stock Fund	861,000	6,932	158	2.25
Growth & Income Fund	283,000	775	18	2.25

65

Notes to Financial Statements

10.31.2021

	Maximum Outstanding Balance	Average Daily Balance	Total Interest Incurred	Average Annual Interest Rate
Small Cap Growth Fund	$ 31,783,000	$ 809,449	$ 18,466	2.25%
International Fund	5,321,000	114,732	2,617	2.25
Mid Cap Fund	63,699,000	526,945	12,021	2.25
Small Cap Fund	2,406,000	13,096	299	2.25

As of October 31, 2021, none of the Funds had any amounts outstanding under the line of credit.

NOTE 9  |  Regulatory Changes  |  In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

NOTE 10  |  Other Matters  |  The ongoing novel coronavirus (“COVID-19”) pandemic has disrupted markets globally and caused significant uncertainty in the global economy. The pandemic has resulted in, among other things, travel restrictions, closed international borders, prolonged quarantines, cancellations, and supply chain disruptions, as well as general concern and uncertainty. Although an economic expansion is underway, it continues to be uneven and characterized by meaningful dispersion across sectors and industries. The duration, extent, and ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds are impossible to predict and will continue to evolve. The effects may impact the value and performance of the Funds, their ability to buy and sell investments at appropriate valuations, their ability to achieve their investment objectives, and their cash flows.

NOTE 11  |  Subsequent events  |   On October 20, 2021 Raymond James Financial, Inc. (“RJF”) announced a definitive agreement to acquire TriState Capital Holdings, Inc., including their asset management subsidiary Chartwell Investment Partners (“Chartwell”). Upon closing, Chartwell Investment Partners will maintain an independent brand and operate as a subsidiary of Carillon Tower.

On November 19, 2021, the Board approved a Plan of Reorganization and Termination pursuant to which the Carillon Scout International Fund (the “Fund”) would be reorganized into the Carillon ClariVest International Stock Fund (the “Reorganization”), effective on or about July 16, 2022. In connection with the Reorganization, the Board approved, among other things, the following changes, effective March 1, 2022: (1) the appointment of ClariVest to replace Scout as the subadviser for the Fund; (2) a change in the name of the Fund to the “Carillon ClariVest International Fund”; (3) changes to the Fund’s non-fundamental investment objective and policy with respect to the investment of 80% of its assets (plus the amount of any borrowings for investment purposes); and (4) changes to the Fund’s principal investment strategies and principal risks.

On November 19, 2021, the Board approved the establishment of the Class RJ ERISA shares. Subsequently, Carillon Series Trust filed an amendment to its registration statement to register the Class RJ ERISA shares pursuant to Rule 485(a) under the Securities Act 1933. Class RJ ERISA shares are expected to be offered for sale on or about March 1, 2022.

The Manager has evaluated subsequent events through December 17, 2021, the date these financial statements were issued, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

66

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Carillon Series Trust and Shareholders of Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of each of the funds indicated in the table below (constituting Carillon Series Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights, for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial highlights
Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund	For each of the periods indicated therein
Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Reams Unconstrained Bond Fund	For each of the periods indicated therein, beginning with the period ended October 31, 2017

The financial statements of Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund as of and for the year ended June 30, 2017 and the financial highlights for the period ended June 30, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 28, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Tampa, Florida

December 17, 2021

We have served as the auditor of one or more investment companies in Carillon Series Trust since 1985.

67

Liquidity Risk Management Program

(UNAUDITED)

As required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Carillon Series Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk.. The Trust’s Board of Trustees (“Board”) has designated Carillon Tower Advisers, Inc. as Program administrator (“Administrator”). The Administrator has, in turn, established a Liquidity Risk Management Committee, which is responsible for overseeing the administration and assessing the effectiveness of the Program. A Fund’s “liquidity risk” is the risk that a Fund could not meet redemption requests without significant dilution of the remaining shareholders’ interest in the Funds.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually, taking into consideration a variety of factors including, as applicable, the Fund’s investment strategy, liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed market conditions. Each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program also provides for the Administrator to determine a Fund’s highly liquid investment minimum or “HLIM” if it is determined that a Fund does not primarily hold assets that are highly liquid investments. The Administrator has determined that each Fund primarily holds highly liquid investments, and, therefore is not required to establish a HLIM. In accordance with the Liquidity Rule, the Program also limits the Funds’ investments in illiquid investments to no more than 15% of a Fund’s net assets and includes procedures for in-kind redemptions.

At a meeting of the Board held on May 21, 2021, the Board received a written report (the “Report”) from the Administrator describing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2020 through March 31, 2021 (“Review Period”). Based on its assessment, the Administrator concluded that (1) each Fund’s investment strategy remained appropriate for an open-end fund; (2) the Program is effectively designed to assess and manage the Funds’ liquidity risk; (3) the Funds’ liquidity risk remains low; and (4) each Fund held sufficient highly liquid assets to meet fund redemptions The Administrator further reported that there had been no material changes to the Program and no material violations of the Program during the Review Period. The Report stated that the Administrator believes that the Program continues to be an effective tool to manage and mitigate the Funds’ liquidity risk.

2021 Federal Tax Notice

(UNAUDITED)

The following information for the fiscal year ended October 31, 2021 for the Carillon Family of Funds is provided pursuant to provisions of the Internal Revenue Code.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2021. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

The amounts shown may differ from amounts disclosed elsewhere in this report due to differences between tax and financial reporting requirements.

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund	International Fund
Qualified dividend income	100.00%	100.00%	77.47%	0.00%	0.00%	59.19%
Dividends received deduction	100.00%	0.00%	71.55%	0.00%	0.00%	1.34%
Long-term capital gains	$67,595,786	$0	$27,311,606	$166,160,322	$511,775,483	$35,871,614

		Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Qualified dividend income		90.97%	23.35%	0.00%	0.00%	0.00%
Dividends received deduction		90.53%	22.96%	0.00%	0.00%	0.00%
Long-term capital gains		$62,342,028	$21,192,210	$231,923	$3,894,278	$0

68

Understanding Your Ongoing Costs

(UNAUDITED)    |    10.31.2021

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial adviser.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment made in each Fund on May 1, 2021 and held through October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes  |  The table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2021 through October 31, 2021 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

		Actual expenses		Hypothetical expenses

	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio

Capital Appreciation Fund
Class A	$1,000.00	$1,147.60	$5.41	$1,020.16	$5.09	1.00%
Class C	1,000.00	1,143.10	9.45	1,016.38	8.89	1.75
Class I	1,000.00	1,149.40	3.79	1,021.68	3.57	0.70
Class R-3	1,000.00	1,146.20	6.76	1,018.90	6.36	1.25
Class R-5	1,000.00	1,149.30	3.79	1,021.68	3.57	0.70
Class R-6	1,000.00	1,149.80	3.25	1,022.18	3.06	0.60
Class Y	1,000.00	1,147.50	5.41	1,020.16	5.09	1.00

International Stock Fund
Class A	1,000.00	1,049.50	7.49	1,017.90	7.37	1.45
Class C	1,000.00	1,045.80	11.34	1,014.12	11.17	2.20
Class I	1,000.00	1,051.10	5.95	1,019.41	5.85	1.15
Class R-3	1,000.00	1,048.70	8.78	1,016.64	8.64	1.70
Class R-5	1,000.00	1,051.10	5.95	1,019.41	5.85	1.15
Class R-6	1,000.00	1,051.90	5.43	1,019.91	5.35	1.05
Class Y	1,000.00	1,049.70	7.49	1,017.90	7.37	1.45

Growth & Income Fund
Class A	1,000.00	1,101.40	5.03	1,020.42	4.84	0.95
Class C	1,000.00	1,097.50	8.83	1,016.79	8.49	1.67
Class I	1,000.00	1,102.80	3.66	1,021.73	3.52	0.69
Class R-3	1,000.00	1,099.90	6.56	1,018.95	6.31	1.24
Class R-5	1,000.00	1,103.00	3.71	1,021.68	3.57	0.70
Class R-6	1,000.00	1,103.40	3.18	1,022.18	3.06	0.60
Class Y	1,000.00	1,101.50	5.30	1,020.16	5.09	1.00

Mid Cap Growth Fund
Class A	1,000.00	1,107.80	5.53	1,019.96	5.30	1.04
Class C	1,000.00	1,104.10	9.07	1,016.59	8.69	1.71
Class I	1,000.00	1,109.80	3.83	1,021.58	3.67	0.72
Class R-3	1,000.00	1,106.50	6.85	1,018.70	6.56	1.29
Class R-5	1,000.00	1,109.60	3.93	1,021.48	3.77	0.74
Class R-6	1,000.00	1,110.20	3.35	1,022.03	3.21	0.63
Class Y	1,000.00	1,108.00	5.42	1,020.06	5.19	1.02

Small Cap Growth Fund
Class A	1,000.00	1,019.10	5.39	1,019.86	5.40	1.06
Class C	1,000.00	1,015.60	8.94	1,016.33	8.94	1.76
Class I	1,000.00	1,020.30	3.97	1,021.27	3.97	0.78
Class R-3	1,000.00	1,017.70	6.71	1,018.55	6.72	1.32
Class R-5	1,000.00	1,020.30	4.02	1,021.22	4.02	0.79
Class R-6	1,000.00	1,021.00	3.41	1,021.83	3.41	0.67
Class Y	1,000.00	1,018.10	6.36	1,018.90	6.36	1.25

69

Understanding Your Ongoing Costs

(UNAUDITED)    |    10.31.2021

		Actual expenses		Hypothetical expenses

	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio

International Fund
Class A	$1,000.00	$1,028.50	$6.39	$1,018.90	$6.36	1.25%
Class C	1,000.00	1,024.60	10.21	1,015.12	10.16	2.00
Class I	1,000.00	1,029.80	4.86	1,020.42	4.84	0.95
Class R-3	1,000.00	1,027.40	7.67	1,017.64	7.63	1.50
Class R-5	1,000.00	1,029.80	4.86	1,020.42	4.84	0.95
Class R-6	1,000.00	1,030.80	4.35	1,020.92	4.33	0.85
Class Y	1,000.00	1,028.40	6.39	1,018.90	6.36	1.25

Mid Cap Fund
Class A	1,000.00	1,048.40	6.14	1,019.21	6.06	1.19
Class C	1,000.00	1,044.60	10.10	1,015.32	9.96	1.96
Class I	1,000.00	1,049.70	4.91	1,020.42	4.84	0.95
Class R-3	1,000.00	1,046.50	7.79	1,017.59	7.68	1.51
Class R-5	1,000.00	1,050.00	4.81	1,020.52	4.74	0.93
Class R-6	1,000.00	1,050.10	4.39	1,020.92	4.33	0.85
Class Y	1,000.00	1,048.40	6.40	1,018.95	6.31	1.24

Small Cap Fund
Class A	1,000.00	983.80	5.80	1,019.36	5.90	1.16
Class C	1,000.00	980.00	9.63	1,015.48	9.80	1.93
Class I	1,000.00	984.90	4.55	1,020.62	4.63	0.91
Class R-3	1,000.00	982.10	7.49	1,017.64	7.63	1.50
Class R-5	1,000.00	984.90	4.75	1,020.42	4.84	0.95
Class R-6	1,000.00	985.50	4.05	1,021.12	4.13	0.81
Class Y	1,000.00	984.00	5.60	1,019.56	5.70	1.12

Core Bond Fund
Class A	1,000.00	1,003.80	4.04	1,021.17	4.08	0.80
Class C	1,000.00	1,000.20	7.81	1,017.39	7.88	1.55
Class I	1,000.00	1,005.80	2.02	1,023.19	2.04	0.40
Class R-3	1,000.00	1,002.60	5.30	1,019.91	5.35	1.05
Class R-5	1,000.00	1,005.30	2.53	1,022.68	2.55	0.50
Class R-6	1,000.00	1,005.80	2.02	1,023.19	2.04	0.40
Class Y	1,000.00	1,003.80	4.04	1,021.17	4.08	0.80

Core Plus Bond Fund
Class A	1,000.00	1,000.10	4.03	1,021.17	4.08	0.80
Class C	1,000.00	996.30	7.80	1,017.39	7.88	1.55
Class I	1,000.00	1,002.20	2.02	1,023.19	2.04	0.40
Class R-3	1,000.00	999.00	5.29	1,019.91	5.35	1.05
Class R-5	1,000.00	1,001.70	2.52	1,022.68	2.55	0.50
Class R-6	1,000.00	1,002.20	2.02	1,023.19	2.04	0.40
Class Y	1,000.00	1,000.10	4.03	1,021.17	4.08	0.80

Unconstrained Bond Fund
Class A	1,000.00	985.20	4.00	1,021.17	4.08	0.80
Class C	1,000.00	981.70	7.74	1,017.39	7.88	1.55
Class I	1,000.00	986.90	2.50	1,022.68	2.55	0.50
Class R-3	1,000.00	983.70	5.25	1,019.91	5.35	1.05
Class R-5	1,000.00	986.90	2.50	1,022.68	2.55	0.50
Class R-6	1,000.00	987.20	2.00	1,023.19	2.04	0.40
Class Y	1,000.00	985.90	4.00	1,021.17	4.08	0.80

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365).

70

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Overview  |  At meetings held on August 19-20, 2021, the Board of Trustees (“Board” or “Trustees”) of Carillon Series Trust (“Trust”), including its independent members (the “Independent Trustees”), approved the renewal of the investment advisory agreement between Carillon Tower Advisers, Inc. (“Carillon Tower”) and the Trust, on behalf of the Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. Each of the funds mentioned is referred to as a “Fund” and, collectively, as the “Funds.”

The Board also approved the renewal of the investment subadvisory agreements between Carillon Tower and: (1) ClariVest Asset Management LLC (“ClariVest”), the subadviser to the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; (2) Eagle Asset Management, Inc. (“Eagle”), the subadviser to the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; and (3) Scout Investments, Inc. (“Scout”), the subadviser to the Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. Each of the investment advisory and subadvisory agreements is referred to herein as an “Agreement” and, collectively, as the “Agreements.”

On an annual basis, the Board considers the renewal of the Agreements. As part of the annual renewal process, the Board took into consideration information and reports it was provided relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Funds and their shareholders by Carillon Tower, ClariVest, Eagle, Scout, U.S. Bank Global Fund Services, a third party that provides sub-administration, transfer agent and fund accounting services to the Funds, and U.S. Bank National Association, which provides custody services to the Funds; information on the Funds’ performance and commentary on the performance presented by Raymond James Financial, Inc.’s (“RJF”) Asset Management Services and Fund portfolio managers; presentations by Fund portfolio managers addressing, as applicable, the investment philosophy, investment strategies, personnel and operations of ClariVest, Eagle and Scout; and compliance and financial reports concerning the Funds, as well as responses by Carillon Tower, Eagle, ClariVest and Scout to issues raised therein. The Board also considered information on relevant developments in the mutual fund industry and how the Funds and/or Carillon Tower are responding to them.

Carillon Tower, ClariVest, Eagle and Scout also prepared comprehensive responses to items of information requested by counsel to the Independent Trustees in letters to Carillon Tower, ClariVest, Eagle and Scout, to assist the Board in determining whether to renew the Agreements. These responses contained substantial and detailed information regarding the Funds, Carillon Tower, ClariVest, Eagle and Scout. The responses also included information regarding the performance of the Funds as compared to funds within their Morningstar, Inc. category (“Morningstar Category”), Broadridge Financial Solutions, Inc. (“Broadridge”) performance universe and benchmark indices, and the Funds’ expenses relative to funds within the applicable Fund’s Broadridge expense group and expense universe. The Board posed questions to various management personnel of Carillon Tower regarding certain key aspects of the materials submitted in support of the renewal. The Board accorded appropriate weight to the work, deliberations and conclusions of its various committees in determining whether to continue the Agreements.

In addition, throughout the year, the Board regularly met with portfolio management teams and senior management personnel and reviewed information prepared by Carillon Tower and the Funds’ subadvisers addressing the services provided by Carillon Tower and the Funds’ subadvisers, as well as Fund performance. Carillon Tower or its affiliates prepared detailed reports for the Board in November 2020 and in February, May and August 2021, including reports providing the results of analyses of the Funds’ performance and expenses.

With respect to the renewal of the Agreements, the Board took into consideration various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the estimated costs of the services provided to the Funds and the estimated profits realized by Carillon Tower and its affiliates, including ClariVest, Eagle and Scout, from their relationships with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Carillon Tower, ClariVest, Eagle and Scout with other clients (such as pension funds and other institutional investors); and (7) any benefits derived by Carillon Tower, ClariVest, Eagle and Scout from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its August 2021 meetings to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements and each Trustee may have accorded different weight to the various factors.

Nature, Extent and Quality of Services  |  The Board considered that the personnel responsible for the Funds at Carillon Tower are experienced in providing investment advisory services to the Funds; that the personnel responsible for the Funds at ClariVest, Eagle and Scout are experienced in providing portfolio management services for the Funds; and that Carillon Tower, ClariVest, Eagle and Scout have provided a continuous investment program for the Funds. The Board considered that Carillon Tower oversees and monitors the performance of, and services provided by, ClariVest, Eagle, Scout and the Funds’ other service providers. The Board also considered that Carillon Tower and its affiliate, Carillon Fund Distributors, Inc. (“CFD”), provide certain administration and distribution services to the Funds. In addition, the Board considered that Carillon Tower and its affiliates are responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law and implementation of Board directives as they relate to the Funds. The Board considered that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Carillon Tower’s competitors, and that the Funds’ shareholders have chosen to invest in the Funds.

The Board considered that: ClariVest is responsible for making investment decisions on behalf of the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; Eagle is responsible for making investment decisions on behalf of the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; and Scout is responsible for making investment decisions on behalf of the Carillon Scout International Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. The Board considered that ClariVest, Eagle and Scout are responsible for placing all orders for the purchase and sale of securities and other investments for the Funds that they manage. The Board also considered: (1) information regarding the Carillon Tower, ClariVest, Eagle and Scout personnel who provide services to the Funds; (2) certifications as to the adequacy of the compliance programs of Carillon Tower, ClariVest, Eagle and Scout; (3) the financial information provided regarding Carillon Tower, ClariVest, Eagle and Scout; and (4) Carillon Tower’s recommendations to continue to retain ClariVest, Eagle and Scout to provide portfolio management services to the Funds.

Investment Performance  |  The Board considered comparisons of each Fund’s Class I performance, including, if applicable, a Fund’s one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2021, relative

71

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

to the average performance of its Morningstar Category, Broadridge performance universe and benchmark indices. For each Fund, as relevant, the Board also considered the subadviser’s explanation regarding underperformance relative to the Fund’s Morningstar Category, Broadridge performance universe and/or benchmark indices.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, three-year and five-year periods ended June 30, 2021, but outperformed for the ten-year period; and (2) the Fund underperformed its benchmark index for all relevant periods.

With respect to the Carillon ClariVest International Stock Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year period ended June 30, 2021, but outperformed for the three-year and five-year periods; and (2) the Fund outperformed its benchmark index for the one-year period ended June 30, 2021, but underperformed for the three-year and five-year periods.

With respect to the Carillon Eagle Growth & Income Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year period ended June 30, 2021, but outperformed for the three-year, five-year and ten-year periods; and (2) the Fund underperformed its benchmark index for all relevant periods.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered a number of factors regarding performance, including that the Fund underperformed the median of its Broadridge performance universe and Morningstar Category, and its benchmark index, for the one-year and three-year periods ended June 30, 2021, but outperformed for the five-year and ten-year periods.

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered a number of factors regarding performance, including that the Fund underperformed the median of its Broadridge performance universe and Morningstar Category, and its benchmark index, for the one-year, three-year, five-year and ten-year periods ended June 30, 2021.

With respect to the Carillon Scout International Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe for the one-year, three-year and five year periods ended June 30, 2021, but underperformed for the ten-year period; and (2) the Fund outperformed the median of its Morningstar Category and its benchmark index for the one-year period ended June 30, 2021, but underperformed for the three-year, five-year and ten-year periods.

With respect to the Carillon Scout Mid Cap Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year period ended June 30, 2021, but outperformed for the three-year, five-year and ten-year periods; and (2) the Fund underperformed its benchmark index for the one-year, three-year and ten-year periods ended June 30, 2021, but outperformed for the five-year period.

With respect to the Carillon Scout Small Cap Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, five-year, and ten-year periods ended June 30, 2021, but underperformed for the three-year period; and (2) the Fund outperformed its benchmark index for all relevant periods.

With respect to the Carillon Reams Core Bond Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year period ended June 30, 2021, but outperformed for the three-year, five-year and ten-year periods; and (2) the Fund outperformed its benchmark index for all relevant periods.

With respect to the Carillon Reams Core Plus Bond Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year period ended June 30, 2021, but outperformed for the three-year, five-year and ten-year periods; and (2) the Fund outperformed its benchmark index for all relevant periods.

With respect to the Carillon Reams Unconstrained Bond Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year period ended June 30, 2021, but outperformed for the three-year and five-year periods; (2) the Fund outperformed its current benchmark index for the one-year, three-year and five-year periods ended June 30, 2021; and (3) the Fund outperformed the benchmark index that Carillon Tower proposed it adopt in the future for the one-year, three-year and five-year periods ended June 30, 2021.

Fees and Expenses  |  The Board considered the advisory fee rate payable by each Fund to Carillon Tower under the Agreements, the subadvisory fee rate payable by Carillon Tower to ClariVest, Eagle and Scout, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board considered that the subadvisory fee rate paid by Carillon Tower to ClariVest, Eagle or Scout, as applicable, is identical to the advisory fee rate paid to Carillon Tower by the Fund. The Board also considered the advisory fee rates paid to ClariVest, Eagle and Scout for other accounts each subadviser manages in the same strategy as the relevant Fund. In addition, the Board considered comparisons of each Fund’s total expenses to the median total expenses of the applicable Fund’s Broadridge expense group and expense universe, based on data for the Fund’s latest fiscal year end. The Board also considered that Carillon Tower had undertaken contractual expense limitations with respect to the Funds. With respect to ClariVest and Scout, the Board considered that, to the extent that Carillon Tower waives its advisory fee or reimburses expenses, the amount that Carillon Tower pays to ClariVest or Scout is reduced proportionately. The Board also considered that, if Carillon Tower subsequently recoups previously waived advisory fees from a Fund for which ClariVest or Scout is a subadviser, Carillon Tower makes a payment to ClariVest or Scout in an amount equal to the recoupment.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered that the Fund’s contractual advisory fee was lower than the median of its Broadridge expense group and higher than the median of its expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon ClariVest International Stock Fund, the Board considered that the Fund’s contractual advisory fee was equal to the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Growth & Income Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

72

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

With respect to the Carillon Scout International Fund, the Board considered that the Fund’s contractual advisory fee was equal to the median of its Broadridge expense group and higher than the median of its expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Scout Mid Cap Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were higher than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Scout Small Cap Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Core Bond Fund, the Board considered that the Fund’s contractual advisory fee was higher than the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Core Plus Bond Fund, the Board considered that the Fund’s contractual advisory fee was higher than the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Unconstrained Bond Fund, the Board considered that the Fund’s contractual advisory fee was higher than the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

Costs, Profitability and Economies of Scale  |  The Board considered Carillon Tower’s estimated costs and profitability in providing services to the Funds, consolidated with its affiliated subadvisers. The Board also considered that each subadviser is an indirect wholly-owned subsidiary of RJF. The Board considered that, because the subadvisory fee rate paid by Carillon Tower to ClariVest, Eagle or Scout, as applicable, is identical to the advisory fee rate paid to Carillon Tower, Carillon Tower retains none of the advisory fees received from the Funds. In addition, the Board considered that the estimated costs and profitability of ClariVest, Eagle and Scout generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Carillon

Tower’s advisory fee rate and estimated profitability and the Funds’ overall expense ratios. The Board also considered that Carillon Tower manages each Fund’s assets and provides a comprehensive compliance program for each Fund.

In addition, the Board considered that the advisory fee rate structures for certain of the Funds provide for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through: (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Carillon Tower; (2) increased services to a Fund; or (3) allocation of fixed fund expenses over a large asset size.

Benefits  |  In evaluating compensation, the Board considered benefits that may be realized by Carillon Tower, ClariVest, Eagle, Scout and their respective affiliates from their relationships with the Funds. The Board took into consideration that Carillon Tower and its affiliates have entered into revenue sharing and services agreements with third parties for marketing and/or shareholder services. The Board also considered that the Funds compensate Carillon Tower for providing administrative services. The Board further considered that, as the Funds’ principal underwriter and distributor, CFD receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Carillon Tower have entered into agreements with CFD to sell Fund shares and receive compensation from CFD. The Board considered that ClariVest does not enter into formal soft dollar arrangements. The Board also considered that Carillon Tower has entered into sales and marketing agreements with ClariVest, Eagle and Scout pursuant to which ClariVest, Eagle and Scout pay Carillon Tower a fee for performing marketing and client services for the Funds and other clients of ClariVest, Eagle and Scout.

Conclusions  |  The Board concluded with respect to the Funds that: (1) the fees paid to Carillon Tower and each of ClariVest, Eagle and Scout under the Agreements are fair and reasonable; and (2) the Funds and their shareholders would benefit from Carillon Tower’s, ClariVest’s, Eagle’s and Scout’s continued management of the applicable Funds.

73

Principal Risks

(UNAUDITED)

Risk	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund	Carillon Eagle Small Cap Growth Fund	Carillon Scout International Fund
Credit						X
Credit ratings						X
Currencies		X				X
Emerging markets						X
Equity securities	X	X	X	X	X	X
Focused holdings			X			X
Foreign securities		X	X			X
Growth stocks	X	X	X	X	X	X
Initial public offerings					X
Issuer						X
Japan		X
Large-cap companies	X		X
Liquidity		X				X
Market	X	X	X	X	X	X
Market timing		X			X	X
Mid-cap companies	X		X	X	X
Other investment companies, including ETFs		X
Quantitative strategy	X	X
Redemptions						X
Sectors	X			X	X	X
Securities lending	X	X	X	X	X	X
Small-cap companies				X	X
United Kingdom securities						X
Valuation						X
Value stocks			X			X

74

Principal Risks

(UNAUDITED)

Risk	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund
Credit			X	X	X
Credit ratings			X	X	X
Currencies	X		X	X	X
Derivatives			X	X	X
Emerging markets	X	X			X
Equity securities	X	X
Focused holdings		X
Foreign securities	X	X	X	X	X
Growth stocks	X	X
High-yield securities				X	X
Income			X	X	X
Interest rate			X	X	X
Issuer			X	X	X
Leverage			X	X	X
LIBOR			X	X	X
Liquidity			X	X	X
Market	X	X	X	X	X
Market timing	X	X			X
Maturity			X	X	X
Mid-cap companies	X	X
Mortgage- and asset-backed securities			X	X	X
Portfolio turnover	X		X	X	X
Redemptions			X	X	X
Sectors		X
Securities lending	X	X	X	X	X
Short sales					X
Small-cap companies	X	X
U.S. government securities and government sponsored enterprises			X	X	X
U.S. Treasury obligations			X	X	X
Valuation			X	X	X
Value stocks	X	X

Credit  |  A fund could lose money if the issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by a fund may decrease its value and may make it more difficult for the fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Credit ratings  |  Ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer, and may prove to be inaccurate. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.

75

Principal Risks

(UNAUDITED)

Currencies  |  A fund may have exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, a fund’s exposure to foreign currencies may reduce the returns of a fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect a fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures and forwards, if used, may not always work as intended, and in specific cases, a Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect a fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a fund may choose to not hedge its currency risks.

Derivatives  |  Derivatives, such as options, futures contracts, currency forwards, including NDFs, or swap agreements, (including credit default swaps and credit default swap index products), may involve greater risks than if a fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risk, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform. Counterparty risk is generally thought to be greater with derivatives that are traded over-the-counter than with derivatives that are exchange-traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case a fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives risk may be more significant when derivatives are used to enhance fund returns, increase liquidity, manage the duration of a fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the fund.

Derivatives can cause a fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment, and some derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment, for example, where a fund may be called upon to deliver a security it does not own. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and a fund could lose more than the amount it invests. There may be material and prolonged deviations between the theoretical value and realizable value of a derivative. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Derivatives may at times be highly illiquid, and a fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may: limit or prevent a fund from using certain types of derivative instruments as part of its investment strategy; affect the character, timing of recognition and amount of a fund’s taxable income or recognized gains or losses; or otherwise adversely affect the value or performance of derivatives. Compared to other types of investments, derivatives may also be less tax efficient. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company. The SEC has adopted a new Rule 18f-4 that, among other matters, places limits on the use of derivatives by registered investment companies, such as a fund. A fund may have to comply with certain conditions depending on the extent of its use of derivatives, including (as applicable), the adoption and implementation of policies and procedures designed to manage a fund’s derivatives risks, recordkeeping and reporting requirements, compliance with a limit on the amount of leverage-related risk that a fund may obtain, and maintaining a derivatives risk management program and designating a derivatives risk manager. Compliance with the rule will likely subject a fund’s derivatives transactions to additional oversight and regulatory requirements.

•	Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, a fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements, as well as a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Swaps may be subject to liquidity risk, counterparty risk and credit risk. Swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks. Credit default swaps may be subject to credit risk and the risks associated with the purchase and sale of credit protection. With respect to a credit default swap, if a fund is selling credit protection, there is a risk a fund is subject to many of the same risks it would be if it were holding debt obligations of the issuer; however, a fund would not have any recourse against such issuer and would not benefit from any collateral securing such issuer’s debt obligations. Therefore, when selling protection, a fund could be forced to liquidate other assets upon the occurrence of a credit event in order to pay the counterparty. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has deteriorated, in which case a fund may need to make an early termination payment. If a fund is buying credit protection, there is the risk that no credit event will occur and a fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has improved, in which case a fund may need to make an early termination payment.

•	Futures and Forward Contracts. Futures and forward contracts, including NDFs, are subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose a fund to price fluctuations resulting from changes in interest rates. A fund could suffer a loss if interest rates rise after a fund has purchased an interest rate futures contract or fall after a fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose a fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose a fund to volatility in an underlying securities index.

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•	Options. The movements experienced by a fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause a fund to not achieve its objective. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had a fund bought the underlying security instead of the call option. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized from a fund having shorted the declining underlying security by the premium paid for the put option and by transaction costs. The buyer of a put option assumes the risk of losing its entire investment in the put option. The seller (writer) of a put option that is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. If an option that a fund has purchased expires unexercised, a fund will experience a loss in the amount of the premium it paid. The writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position. There can be no guarantee that the use of options will increase a fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options.

Emerging markets  |  When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to those associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, uniform accounting, auditing, financial reporting and recordkeeping requirements or standards; less reliable clearance and settlement, registration and custodial procedures; trading suspensions and other restrictions on investment; and significant limitations on investor rights and recourse. The economies and governments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and significantly greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. There may be less publicly available or less reliable information regarding issuers in emerging markets, which can impede a fund’s ability to accurately evaluate foreign securities. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, through either the foreign judicial system or through a private arbitration process. Additionally, a fund may experience more volatile rates of return. These matters have the potential to impact a fund’s investment objective and performance.

Equity securities  |  A fund’s equity securities investments are subject to market risk. A fund may invest in the following equity securities, which may expose a fund to the following additional risks:

•	Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

•	Preferred Stocks. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bondholders. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks may also be subject to credit risk.

•

Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common

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stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

•	Depositary Receipts. A fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.

•	REITS. REITS or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns, losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses. A domestic REIT could fail to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.

•	Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Securities that pay dividends may be sensitive to changes in interest rates, and a sharp increase in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. Changes to the dividend policies of companies in which a fund invests and the capital resources available for dividend payment at such companies may harm fund performance. A fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.
•	Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date or redemption by the issuer, a fund could lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Focused holdings  |  For funds that normally hold a core portfolio of securities of fewer companies than other funds, the increase or decrease of the value of a single investment may have a greater impact on the fund’s NAV and total return when compared to other diversified funds. Although a focused portfolio has the potential to generate attractive returns over time, it also may increase a fund’s volatility.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in

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market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, a fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative.

Income  |  A fund’s income could decline due to falling market interest rates. In a falling interest rate environment, a fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of a fund for any particular period.

Initial public offerings  |  The market value of shares sold in an initial public offering (“IPO”) may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. The purchase of IPO shares may also involve high transaction costs. The limited number of shares available for trading in some IPOs may make it difficult for a fund to acquire shares of an issuer in which it would like to invest, and may also make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. . In addition, some companies initially offering their shares publicly may be involved in relatively new industries or lines of business, which may not be widely understood by investors. Many IPOs are by small- or micro-capitalization companies that are undercapitalized. Investments in IPOs may result in losses to a fund.

Interest rate  |  Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in a 8% decrease in the value of the bond. As of the date of this Prospectus, interest rates are historically low. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Certain European countries and Japan have experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent the fund is exposed to such interest rates. To the extent a fund holds an investment with a negative interest rate to maturity, a fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a fund.

Issuer  |  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Japan  |  A significant portion of a fund’s total assets may be invested in the securities of Japanese issuers, in accordance with the fund’s benchmark. Japan, like many Asian countries, is still heavily dependent upon international trade and may be adversely affected by protectionist trade policies, competition from Asia’s other low-cost emerging economies, the economic conditions of its trading partners, the strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan has in the past intervened in the currency markets, which could cause the value of the yen to fluctuate sharply and unpredictably. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis. Relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. As a country with few natural resources, Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on a fund’s performance and increase the volatility of an investment in a fund.

Large-cap companies  |  Investments in large-cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large-cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large-cap companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Leverage  |  Certain transactions of a fund may give rise to a form of leverage. Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions. Certain derivatives that a fund may use may also create leverage. Derivatives that involve leverage can result in losses to a fund that exceed the amount originally invested in the derivatives. Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses in cases where a fund, for any reason, is unable to close out the transaction. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may cause a fund to be more volatile than if the fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities.

LIBOR  |  Certain of the instruments identified in a fund’s principal investment strategies have variable or floating coupon rates that are based on ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets.

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Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on a fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty about the nature of any replacement rate for LIBOR and the impact of the transition from LIBOR on a fund and the financial markets generally. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which could impact a fund.

Not all LIBOR-based instruments may have provisions contemplating a scenario where LIBOR becomes unavailable or provide for an alternative rate-setting methodology, and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a fund. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity  |  Liquidity risk is the possibility that a fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect a fund’s NAV or prevent a fund from being able to take advantage of other investment opportunities. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to a fund. A fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to a fund. Market developments may cause a fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.

Market  |  Markets may at times be volatile and the values of a fund’s stock and fixed income holdings, as well as the income generated by a fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability (including terrorism and geopolitical risks) and interest, inflation, and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things,

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unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events  |  Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. These issues may continue until vaccines and other COVID-19 treatments are more widely available, the timeline for which is uncertain. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Fed has recently signaled intent to taper its interventions, giving rise to concerns of a rate hike earlier than previously anticipated. Amid the Fed’s ongoing efforts, concerns about the markets’ dependence on the Fed’s daily doses of liquidity have grown. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the United Kingdom and European economies as well as the broader global economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Market timing  |  Frequent trading by fund shareholders poses risk to other shareholders in a fund, including (i) the dilution of a fund’s NAV, (ii) an increase in a fund’s expenses, and (iii) interference with a portfolio manager’s ability to execute efficient investment strategies. Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower Advisers, Inc., as the manager and transfer agent of the funds, can detect all market timing activities.

Maturity  |  A fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.

Mid-cap companies  |  Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that

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Principal Risks

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invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities  |  Mortgage and asset-backed security risk arises in part from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagor’s failure to repay would have a negative impact on the fund. If a borrower repays the principal early, a fund may have to reinvest the proceeds at a lower rate, thereby reducing a fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, a fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund.

Other investment companies, including ETFs  |  Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Quantitative strategy risk  |  The success of a fund’s investment strategy may depend in part on the effectiveness of a sub-adviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A sub-adviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for a fund. Data for some companies, particularly non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A sub-adviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by a sub-adviser and therefore may also result in losses.

Redemptions  |  A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a fund wishes to sell are illiquid. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund’s performance.

Sectors  |  A fund may hold a significant amount of investments in companies that are in similar businesses, which may be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase. In addition, when a fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if a fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As a fund’s portfolio changes over time, a fund’s exposure to a particular sector may become higher or lower.

Financials sector  |  Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

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Principal Risks

(UNAUDITED)

Health care sector  |  The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (1) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (2) subject to extensive litigation based on product liability and similar claims, and (3) subject to competitive forces that may make it difficult to raise prices and, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers having their principal activities in the biotechnology industry or in medical laboratories and research, which pose additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Many biotechnology companies invest heavily in research and development, and their products or services may not prove commercially successful or may become obsolete quickly due to technological change. Biotechnology companies can also be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information. Any impairment of such rights may have adverse financial consequences. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. A biotechnology company may be unable to raise prices on its products or services to cover its development and regulatory costs because of managed care pressure or price controls. Biotechnology stocks, especially those issued by smaller, less-seasoned companies, can be more volatile than the overall market.

Information technology sector  |  The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Securities lending  |  A fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A fund will be responsible for the risks associated with the investment of cash collateral. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. There is a risk that a borrower may default on its obligations to return loaned securities; however, a fund’s securities lending agent may indemnify the fund against that risk. There is a risk that the assets of a fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the fund. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Short sales  |  A short sale creates the risk of a loss if the price of the underlying security increases in value between the date of the short sale and the date on which an offsetting position is purchased, thus increasing the cost to a fund of buying those securities to cover the short position. The potential for greater losses may be incurred due to general market forces, such as a lack of securities available for short sellers to borrow for delivery, or increases in the price of a security sold short. A fund may lose more money than the actual cost of a short sale investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a fund.

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

United Kingdom securities  |  A fund’s exposure to issuers located in, or with economic ties to, the United Kingdom (the “UK”), could expose the fund to risks associated with investments in the UK to a greater extent than more geographically diverse funds. Investments in UK issuers may subject a fund to regulatory, political, currency, security, and economic risks specific to the UK. The UK has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the UK. As a result, the UK economy may be impacted by changes to the economic condition of the United States and other European countries. The UK economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the UK economy. In the past, the UK has been a target of terrorism. Acts of terrorism in the UK or against UK interests may cause uncertainty in the UK financial markets and adversely affect the performance of the issuers to which a fund has exposure.

The full impact of the UK’s departure from the European Union, commonly referred to as “Brexit,” which occurred on December 31, 2020, and the nature of the future relationship between the UK and the European Union remains uncertain. The UK and the European Union reached a trade agreement on December 31, 2020, which became effective on May 1, 2021 after being ratified by all applicable United Kingdom and European Union governmental bodies. The period following the UK’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty particularly until the UK government and European Union member states agree and implement the terms of the UK’s future relationship with the European Union.

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Principal Risks

(UNAUDITED)

Brexit may create additional economic stresses for the UK, which may include causing a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of pounds sterling, and wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. A fund may be negatively impacted by changes in law and tax treatment resulting from or following Brexit. The UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value, or subject to greater or more frequent rises and falls in value. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of investments held by a fund. In addition, any further exits from the European Union, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

U.S. Government securities and Government sponsored enterprises  |  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to interest rate risk, credit risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

U.S. Treasury obligations  |  Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. government guarantees the securities only as to the timely payment of interest and principal when held to maturity, and the market prices of such securities may fluctuate. The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of a fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly since the beginning of the recent financial and market volatility as a result of the coronavirus pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.

Valuation  |  Securities held by a fund may be priced by an independent pricing service and also may be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. This risk may be pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a non-value approach to investing or have a broader investment style.

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Trustees and Officers

Background of Trustees and Officers  |  The following is a list of the Trustees and Officers of the Trust with their principal occupations and positions as of October 31, 2021, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, that the Trustees hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years

Independent Trustees

John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. since 2015; Founder, Global Recruiters of St. Petersburg 2012-2015; President and Chief Executive Officer, Transamerica Asset Management 2006-2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007-2012	11	Director, Operation PAR, Inc. 2016-2020; Trustee, RiverNorth Funds since 2013 (7 funds)

Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	11	N/A

Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Executive Director, MCS Foundation, Inc., (a nonprofit organization engaged in hurricane recovery in Puerto Rico) 2017-2019	11	Founding Director, since 2020, Managing Director, (ended 2020), Aurora Angel Investor Network Corp.; Chair of the Board of Guilty Holdings, Inc., since 2021

Krishna K. Memani (1960) Trustee since 2021 (Carillon Series Trust)	Chief Investment Officer, Lafayette College since 2020; Vice Chairman, Investments, Invesco 2019-2020; Chief Investment Officer, OppenheimerFunds 2009-2019	11	N/A

Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013-2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	11	N/A

Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (Carillon Series Trust)	Chief Economist, OppenheimerFunds 2006-2016; Senior Investment Officer, Director of Fixed Income, Oppenheimer Funds 1996-2009	11	Trustee, 2021, Chair, Board of Trustees 2016-2021, Trustee and Treasurer 2013-2016, Chair, Board of Trustees 2010-2013, New Jersey Law and Education Empowerment Project (NJ LEEP); Board Member since 2017, Chair, Investment Committee and Member, Finance Committee since 2018, Member Executive Committee 2021, Charity Navigator; Trustee and Investment Committee Member since 2015, Member Finance Committee 2020, Community Service Society; President, Board of Managers, 275 W. 10th St. Condominium since 2018

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Trustees and Officers

Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers (b)

Susan L. Walzer (1967)

President since March 2021 (Carillon Series Trust;

Principal Executive Officer since 2017 (Carillon Series Trust)

Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)

Director of Carillon Tower, since 2019; Director of Carillon Fund Services, lnc., 2019-2020; Director of Carillon Fund Distributors, Inc., since 2019; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Carillon Tower, since 2018; Vice President of Fund Administration, Carillon Tower, 2017-2018; Vice President of Fund Administration, Eagle, 2011-2017

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Carillon Tower, since 2018; Manager of Fund Accounting for Carillon Tower 2017-2018; Manager of Fund Accounting for Eagle 2005-2017 and Fund Reporting for Eagle 2010-2017

Ludmila M. Chwazik (1965) Chief Compliance Officer and Secretary since 2020 (Carillon Series Trust)	Vice President of Compliance, Raymond James, since 2020; Chief Compliance Officer, Water Island Capital, 2016-2019; Senior Vice President of Legal and Compliance, Neuberger Berman, 2014-2016

Angie M. Davis (1974) Assistant Treasurer since February 2021 (Carillon Series Trust)	Senior Financial Analyst, Carillon Tower, since 2017; Financial Analyst, Carillon Tower, 2013-2017

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling the Carillon Family of Funds toll free at 1-800-421-4184 or by accessing our website at www.carillontower.com.

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.

(b) Officers each serve one year terms.

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Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Call 800.421.4184 or your financial professional, or visit www.carillontower.com, for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

This report is for the information of Shareholders of the Carillon Mutual Funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-PORT. These filings are available on the Commissions’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30th of that year, is available without charge, upon request, by calling the Carillon Family of Funds, toll-free at the number above, by accessing our website at carillontower.com or by accessing the Commission’s website at www.sec.gov.

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2021, Carillon Series Trust (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period, other than technical, administrative, and other non-substantive amendments. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that Liana Marante is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Ms. Marante is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services1

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $380,000 for the fiscal period ended October 31, 2020, and $360,000 for the fiscal period ended October 31, 2021.

(b) Audit-Related Fees

There were no aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2020, and October 31, 2021. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2020, and $0.00 for the fiscal period ended October 31, 2021.

(c) Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $58,000 for the fiscal period ended October 31, 2020, and $118,000 for the fiscal period ended October 31, 2021. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2020, and October 31, 2021.

(d) All Other Fees

For the fiscal periods ended October 31, 2020, and October 31, 2021, the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2020, and October 31, 2021.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the majority of the members of the Board who are Independent Trustees) must approve the auditor. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, and that are not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust that relates directly to the operations and financial reporting of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2021, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2020, and October 31, 2021.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)

The Trust’s Principal Executive Officer and Principal Financial Officer evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are appropriately designed to ensure that information required to be disclosed by the Trust in the reports that it files on Form N-CSR (a) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission; and (b) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of the Trust that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 13. Exhibits

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Trust.

(a)(4)	Not applicable to the Trust

(b)

The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code is filed and attached hereto as Exhibit 99.1350CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARILLON SERIES TRUST
Date: December 17, 2021

/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

CARILLON SERIES TRUST

Date: December 17, 2021	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: December 17, 2021	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer